UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number number   811-22641

Franklin Alternative Strategies Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:   650 312-2000

Date of fiscal year end:   5/31

Date of reporting period:   5/31/20

Item 1.   Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2020, global markets showed mixed results amid unique circumstances. Global equities benefited through the end of 2019 from upbeat economic data and corporate earnings, accommodative monetary policies and a U.S.-China trade agreement. However, in early 2020, concerns about the novel coronavirus (COVID-19) outbreak caused many equity investors to shift to government bonds and cash. Nevertheless, global equities partially recovered by period-end given optimism about reopening economies and potential COVID-19 treatments. In this environment, global developed market stocks, as measured by the MSCI World Index (USD), posted a +7.37% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -4.02% total return.1 Global government bonds, as measured by the FTSE World Government Bond Index (USD), posted a +6.36% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous analysis of Fund subadvisors and markets with a strong emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the future.

Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin K2 Alternative Strategies Fund

This annual report for Franklin K2 Alternative Strategies Fund covers the fiscal year ended May 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with lower volatility relative to the broad equity markets. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or alternative strategies, including, but not limited to, some or all of the following strategies: long short equity, relative value, event driven and global macro. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are independently managed by multiple sub-advisors, while the Fund’s investment manager retains overall responsibility for the Fund’s investments. The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities including common stocks, preferred stocks, convertible securities, rights and warrants, private and registered investment vehicles and exchange-traded funds (ETFs); debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; and mortgage-backed or other asset-backed securities, including collateralized debt obligations; as well as derivatives, commodities and currencies.

Performance Overview

The Fund’s Class A shares posted a -0.15% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Global Hedge Fund Index, which is designed to be representative of the overall composition of the hedge fund universe, posted a +2.95% total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +1.84% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a +5.98% total return during the 12 months under review.2 However, stocks fell sharply in early 2020 as countries around the world implemented lockdowns in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. However, global equities, notably in the U.S., rebounded during the last two months of the reporting period amid optimism about easing lockdown restrictions and potential COVID-19 vaccines and treatments.

In the U.S., a strong labor market and solid consumer spending growth drove steady economic growth through February 2020. However, government-issued restrictions to mitigate the COVID-19 pandemic severely impacted the U.S. economy beginning in March. As a result, the unemployment rate surged to 14.7% in April 2020 with nearly 41 million workers filing for unemployment benefits by the end of the reporting period as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.3 Within just two months, the unemployment rate went from a 50-year low in February 2020 to an 80-year high in April 2020, the fastest reversal of fortune in the post-World War II era. During March and April, consumer spending, a major economic growth engine through most of the reporting period, posted the sharpest decline in more than 60 years. According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession.

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

3. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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The U.S. Federal Reserve (Fed) made efforts to support the U.S. economy both before and during the pandemic. The Fed cut the federal funds target rate three times in 2019, lowering it to a range of 1.50%–1.75%. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring the free flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the COVID-19 pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -3.94% total return for the period, as the market downturn in the first quarter of 2020 erased previous gains from easing trade tensions and a Brexit agreement.2

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), returned +3.24% during the 12-month period.2 Before the pandemic, Asian stocks were aided by easing trade tensions and the eventual U.S.-China phase one trade agreement. The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity plummeted in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -4.02% total return due primarily to the COVID-19 pandemic.2 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: long short equity, relative value, event driven and global macro. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various subadvisors and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlations to various markets and to each other, their risk profiles and their return expectations. Long short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indexes (through the use of derivatives or through a position in an ETF). Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. Event driven strategies generally invest in securities of companies undergoing significant corporate events. Global macro strategies generally focus on broad-based economic opportunities across numerous markets and investments. In addition, the debt securities in which the Fund may invest may have variable or fixed interest rates, may be of any maturity or credit rating, and may include sovereign debt, high yield (“junk”) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund may use derivatives for hedging and non-hedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include futures contracts, swaps, options and currency forward contracts. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Strategy Allocation*

Based on Total Net Assets as of 5/31/20

Strategy	Long Positions	Short Positions

Long Short Equity	36.35%	-23.36%

Relative Value	33.25%	-11.34%

Event Driven	16.53%	-6.77%

Global Macro	109.31%	-29.85%

Risk Overlay	0.00%	-7.38%

Total	195.44%	-78.70%

*Figures include the effect of gross notional exposure of derivatives.

Subadvisors

5/31/20

Long Short Equity

Chilton Investment Company, LLC

Impala Asset Management LLC

Jennison Associates, LLC

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Relative Value

Apollo Credit Management LLC

Chatham Asset Management, LLC

Ellington Global Asset Management, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L.P.

Event Driven

Bardin Hill Arbitrage IC Management LP

Schoenfeld Asset Management L.P.

Global Macro

Emso Asset Management Limited

Graham Capital Management, L.P.

Grantham, Mayo, Van Otterloo & Co. LLC

H2O AM LLP

Manager’s Discussion

During the 12 months under review, two of the four underlying strategies in which we allocated assets contributed positively to the Fund’s performance, which was driven in large part by the long short equity strategy. The event driven strategy was a modest positive contributor. Global macro and relative value were minor detractors. A conditional risk overlay (CRO), which was engaged throughout the review period to help mitigate downside risk, also hindered performance, due primarily to equity index hedges. The CRO strategy remained active at period-end. The allocation percentages for each strategy are listed in the Strategy Allocation table on this page.

What is the conditional risk overlay (CRO) strategy?

From time to time, the Fund’s investment manager may implement its CRO strategy, which seeks to neutralize certain market sensitivities that may exist in the Fund. The CRO strategy involves investing in derivatives or other instruments in an effort to reduce volatility and provide a hedge against market declines. When implemented, the strategy will reduce the Fund’s ability to benefit from positive market movements.

The Fund’s long short equity strategy subadvisors were Chilton Investment, Impala Asset Management, Jennison Associates, Portland Hill Asset Management and Wellington Management. Four of the five subadvisors posted gains for the period, led by Portland Hill, Wellington and Jennison. Conversely, Impala posted slightly negative returns. All asset

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

classes represented in the strategy made positive contributions, and equity exposure was the primary driver of the strategy’s advance. In terms of aggregate sector exposures, net long positions in consumer discretionary, health care and information technology (IT) were the largest contributors to positive returns, while net long positions in materials were modest detractors. Equity index hedges had a significant negative impact on performance.

The Fund’s event driven strategy subadvisors were Bardin Hill Arbitrage IC Management and P. Schoenfeld Asset Management. Both subadvisors posted mildly positive returns, benefiting from a healthy volume of mergers-and-acquisitions activity prior to the impact of the COVID-19 pandemic. By asset class, equity was the primary contributor to the strategy’s positive performance, while smaller contributions from cash and currency exposures were offset by modest detraction from credit exposures. In terms of aggregate sector exposures, the top drivers of positive performance were utilities and health care, along with equity index hedges. Consumer discretionary and energy were minor detractors.

The Fund’s global macro subadvisors at period-end were Emso Asset Management; Graham Capital Management; Grantham, Mayo, Van Otterloo & Co. (GMO); and H2O AM. GMO had no impact on performance during the period, while H2O weakened performance, offsetting gains from Emso and Graham and leaving the overall strategy as a modest detractor. By asset class, equity exposure was the primary driver of negative performance, while interest-rate exposures and cash were the largest positive contributors. In terms of aggregate sector exposures, financials and equity hedges were the notable detractors. Conversely, interest-rate futures (especially within government bonds) contributed to positive performance.

The Fund allocated assets to two new relative value strategy subadvisors during the period: Apollo Credit Management and Ellington Global Asset Management. They joined existing subadvisors Chatham Asset Management, Lazard Asset Management and Loomis Sayles & Company. Two of the five subadvisors had negative performance for the 12-month period. Ellington was the biggest detractor from performance during the period, while three others—Chatham, Loomis Sayles and Apollo—were modest positive contributors. Three of the five asset classes represented in the strategy detracted from performance, with equity the largest detractor, though notable positive contributions from credit helped off-set those losses. In terms of aggregate sector exposures, energy and asset-backed securities detracted the most from Fund performance. Conversely, IT and consumer discretionary were overall positive contributors.

Thank you for your participation in Franklin K2 Alternative Strategies Fund. We look forward to continuing to serve your investment needs.

Brooks Ritchey Co-Lead Portfolio Manager

Robert Christian Co-Lead Portfolio Manager

Anthony Zanolla, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Performance Summary as of May 31, 2020

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	-0.15%	-5.67%

5-Year	+6.85%	+0.19%

Since Inception (10/11/13)	+20.45%	+1.97%

Advisor

1-Year	+0.19%	+0.19%

5-Year	+8.25%	+1.60%

Since Inception (10/11/13)	+22.54%	+3.11%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/11/13–5/31/20)

Advisor Class (10/11/13–5/31/20)

Please see page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Distributions (6/1/19–5/31/20)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

A	$0.0691	$0.0059	$0.0750

C	—	$0.0059	$0.0059

R	$0.0316	$0.0059	$0.0375

R6	$0.1073	$0.0059	$0.1132

Advisor	$0.0983	$0.0059	$0.1042

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver

A	2.59%	2.78%

Advisor	2.34%	2.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the investment manager’s and subadvisors’ judgment about particular investments made for the Fund’s portfolio prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Foreign investments are subject to greater investment risk such as political, economic, credit and information risks as well as risk of currency fluctuations. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Lower-rated or high-yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager or subadvisor expects. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Merger arbitrage investments risk loss if a proposed reorganization in which the Fund invests is renegotiated or terminated. Liquidity risk exists when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/20 and a fee waiver related to the management fee paid by a subsidiary. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

6. Source: Morningstar. The ICE BofAML U.S. 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expenses Paid During Period 12/1/19–5/31/20[1,2]	Ending Account Value 5/31/20	Expenses Paid During Period 12/1/19–5/31/20[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$978.50	$12.12	$1,012.75	$12.33	2.45%
C	$1,000	$975.60	$15.80	$1,009.00	$16.07	3.20%
R	$1,000	$977.90	$13.35	$1,011.50	$13.58	2.70%
R6	$1,000	$981.10	$10.45	$1,014.45	$10.63	2.11%
Advisor	$1,000	$980.30	$10.89	$1,014.00	$11.08	2.20%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,
	2020	2019	2018	2017	2016

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.28	$11.38	$11.14	$10.55	$11.16

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	0.04	0.01	0.03	(0.05)

Net realized and unrealized gains (losses)	0.02	0.11	0.38	0.61	(0.38)

Total from investment operations	(0.01)	0.15	0.39	0.64	(0.43)

Less distributions from:

Net investment income	(0.07)	—	(0.15)	(0.05)	(0.14)

Net realized gains	(0.01)	(0.25)	—	—	(0.04)

Total distributions	(0.08)	(0.25)	—	(0.05)	(0.18)

Net asset value, end of year	$11.19	$11.28	$11.38	$11.14	$10.55

Total return[c]	(0.15)%	1.35%	3.57%	6.07%	(3.89)%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.58%	2.73%	2.81%	3.07%	3.22%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.40%	2.56%	2.59%	2.73%	2.88% [e]

Expenses incurred in connection with securities sold short	0.20%	0.36%	0.39%	0.53%	0.67%

Net investment income (loss)	(0.25)%	0.36%	0.06%	0.10%	(0.44)%

Supplemental data

Net assets, end of year (000’s)	$90,205	$104,452	$119,214	$119,385	$177,412

Portfolio turnover rate	271.51%	235.47%	234.77%	209.45%	229.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2020	2019	2018	2017	2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.05	$11.25	$11.00	$10.45	$11.09

Income from investment operations[a]:

Net investment (loss)[b]	(0.11)	(0.05)	(0.08)	(0.04)	(0.12)

Net realized and unrealized gains (losses)	0.02	0.10	0.39	0.59	(0.39)

Total from investment operations	(0.09)	0.05	0.31	0.55	(0.51)

Less distributions from:

Net investment income	—	—	(0.06)	—	(0.09)

Net realized gains	(0.01)	(0.25)	—	—	(0.04)

Total distributions	(0.01)	(0.25)	(0.06)	—	(0.13)

Net asset value, end of year	$10.95	$11.05	$11.25	$11.00	$10.45

Total return[c]	(0.85)%	0.56%	2.82%	5.26%	(4.62)%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	3.33%	3.48%	3.56%	3.79%	3.96%

Expenses net of waiver, payments by affiliates and expense reduction[d]	3.15%	3.31%	3.34%	3.45%	3.62% [e]

Expenses incurred in connection with securities sold short	0.20%	0.36%	0.39%	0.53%	0.67%

Net investment income (loss)	(1.00)%	(0.39)%	(0.69)%	(0.62)%	(1.18)%

Supplemental data

Net assets, end of year (000’s)	$36,043	$44,897	$53,196	$55,496	$71,154

Portfolio turnover rate	271.51%	235.47%	234.77%	209.45%	229.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

eBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2020	2019	2018	2017	2016

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.28	$11.42	$11.17	$10.61	$11.15

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	0.02	(0.02)	(0.25)	(0.10)

Net realized and unrealized gains (losses)	0.02	0.09	0.39	0.86	(0.40)

Total from investment operations	(0.04)	0.11	0.37	0.61	(0.50)

Less distributions from:

Net investment income	(0.03)	—	(0.12)	(0.05)	—

Net realized gains	(0.01)	(0.25)	—	—	(0.04)

Total distributions	(0.04)	(0.25)	(0.12)	(0.05)	(0.04)

Net asset value, end of year	$11.20	$11.28	$11.42	$11.17	$10.61

Total return	(0.39)%	1.08%	3.28%	5.79%	(4.51)%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.83%	2.98%	3.06%	3.32%	3.46%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.65%	2.81%	2.84%	2.98%	3.12%[d]

Expenses incurred in connection with securities sold short	0.20%	0.36%	0.39%	0.53%	0.67%

Net investment income (loss)	(0.50)%	0.11%	(0.19)%	(0.15)%	(0.68)%

Supplemental data

Net assets, end of year (000’s)	$884	$844	$648	$597	$341

Portfolio turnover rate	271.51%	235.47%	234.77%	209.45%	229.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2020	2019	2018	2017	2016

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.34	$11.41	$11.17	$10.59	$11.18

Income from investment operations[a]:

Net investment income (loss)[b]	0.01	0.08	0.03	0.02	(0.01)

Net realized and unrealized gains (losses)	0.02	0.10	0.40	0.65	(0.37)

Total from investment operations	0.03	0.18	0.43	0.67	(0.38)

Less distributions from:

Net investment income	(0.11)	—	(0.19)	(0.09)	(0.17)

Net realized gains	(0.01)	(0.25)	—	—	(0.04)

Total distributions	(0.12)	(0.25)	(0.19)	(0.09)	(0.21)

Net asset value, end of year	$11.25	$11.34	$11.41	$11.17	$10.59

Total return	0.27%	1.70%	3.83%	6.40%	(3.45)%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.26%	2.41%	2.46%	2.73%	2.87%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.07%	2.23%	2.24%	2.39%	2.53% [d]

Expenses incurred in connection with securities sold short	0.20%	0.36%	0.39%	0.53%	0.67%

Net investment income (loss)	0.08%	0.69%	0.41%	0.44%	(0.09)%

Supplemental data

Net assets, end of year (000’s)	$15,537	$42,842	$31,805	$265,247	$265,517

Portfolio turnover rate	271.51%	235.47%	234.77%	209.45%	229.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

dBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,
	2020	2019	2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.33	$11.40	$11.16	$10.58	$11.18

Income from investment operations[a]:

Net investment income (loss)[b]	— [c]	0.07	0.04	0.04	(0.02)

Net realized and unrealized gains (losses)	0.01	0.11	0.38	0.62	(0.38)

Total from investment operations	0.01	0.18	0.42	0.66	(0.40)

Less distributions from:

Net investment income	(0.10)	—	(0.18)	(0.08)	(0.16)

Net realized gains	(0.01)	(0.25)	—	—	(0.04)

Total distributions	(0.11)	(0.25)	(0.18)	(0.08)	(0.20)

Net asset value, end of year	$11.23	$11.33	$11.40	$11.16	$10.58

Total return	0.19%	1.61%	3.75%	6.29%	(3.58)%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.33%	2.48%	2.56%	2.82%	2.96%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.15%	2.31%	2.34%	2.48%	2.62% [e]

Expenses incurred in connection with securities sold short	0.20%	0.36%	0.39%	0.53%	0.67%

Net investment income (loss)	— [f]	0.61%	0.31%	0.35%	(0.18)%

Supplemental data

Net assets, end of year (000’s)	$977,094	$1,046,252	$896,278	$674,828	$722,216

Portfolio turnover rate	271.51%	235.47%	234.77%	209.45%	229.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

eBenefit of expense reduction rounds to less than 0.01%.

fAmount rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2020

Franklin K2 Alternative Strategies Fund

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests 40.7%
Aerospace & Defense 0.0%†
[a,b] Bombardier Inc., B	Canada	609,589	$197,020
Lockheed Martin Corp.	United States	27	10,488
Northrop Grumman Corp.	United States	14	4,693

			212,201

Air Freight & Logistics 0.4%
[a] Deutsche Post AG	Germany	46,951	1,470,422
DSV Panalpina A/S	Denmark	30,200	3,201,154
Expeditors International of Washington Inc.	United States	576	43,989

			4,715,565

Airlines 0.1%
Delta Air Lines Inc.	United States	31,338	790,031

Auto Components 0.5%
[a] Adient PLC	United States	48,267	821,022
BorgWarner Inc.	United States	117,152	3,766,437
[a] Freni Brembo SpA	Italy	57,567	542,649
[a,c] Pirelli & C SpA, 144A	Italy	24,591	110,673

			5,240,781

Automobiles 0.5%
General Motors Co.	United States	51,546	1,334,010
[d] Harley-Davidson Inc.	United States	181,249	3,867,854

			5,201,864

Banks 0.1%
Barclays PLC	United Kingdom	108,406	154,971
Wells Fargo & Co.	United States	27,843	737,004

			891,975

Beverages 0.3%
The Coca-Cola Co.	United States	2,926	136,586
Davide Campari-Milano SpA	Italy	289,406	2,361,556
Davide Campari-Milano SpA, Contingent Value, rts., 6/21/20	Italy	297,968	—
PepsiCo Inc.	United States	2,870	377,548

			2,875,690

Biotechnology 2.9%
AbbVie Inc.	United States	125	11,584
[a] Acadia Pharmaceuticals Inc.	United States	4,333	215,263
[a] Agios Pharmaceuticals Inc.	United States	13,547	700,922
[a,e,f] Alder Biopharmaceuticals Inc., Contingent Value, rts., 12/31/24	United States	50,624	44,549
Amgen Inc.	United States	46	10,566
[a] Amicus Therapeutics Inc.	United States	56,310	702,467
[a] Apellis Pharmaceuticals Inc.	United States	37,611	1,267,115
[a] Argenx SE, ADR	Netherlands	6,535	1,433,126
[a] Assembly Biosciences Inc.	United States	54,198	1,056,319
[a] Biogen Inc.	United States	1,003	308,011
[a] BioMarin Pharmaceutical Inc.	United States	24,269	2,585,862
[a] Black Diamond Therapeutics Inc.	United States	10,447	407,955
[a] Constellation Pharmaceuticals Inc.	United States	6,044	214,743
[a] CRISPR Therapeutics AG	Switzerland	6,271	404,981
[a] Cytodyn Inc.	United States	3,917	11,594
[a] Cytokinetics Inc.	United States	14,108	292,177
[a,d] Denali Therapeutics Inc.	United States	9,775	272,038
[a] Fate Therapeutics Inc.	United States	25,207	817,463
[a] Genmab A/S, ADR	Denmark	13,614	414,819

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
Gilead Sciences Inc.	United States	1,638	$127,486
[a] Gossamer Bio Inc.	United States	36,904	448,384
[a] Immunomedics Inc.	United States	42,228	1,418,439
[a,c] Innovent Biologics Inc., 144A	China	73,859	403,049
[a] Invitae Corp.	United States	8,635	145,241
[a] Iovance Biotherapeutics Inc.	United States	8,692	278,926
[a] Madrigal Pharmaceuticals Inc.	United States	2,763	320,563
[a] Mirati Therapeutics Inc.	United States	7,214	715,557
[a] Momenta Pharmaceuticals Inc.	United States	14,226	447,834
[a,d] Natera Inc.	United States	35,848	1,571,935
[a] Neurocrine Biosciences Inc.	United States	6,407	799,337
[a] Nextcure Inc.	United States	10,675	333,167
[a,f] Oric Pharmaceuticals Inc.	United States	3,738	108,477
[a] Portola Pharmaceuticals Inc., A	United States	203,611	3,654,817
[a] Principia Biopharma Inc.	United States	6,515	416,243
[a] ProQR Therapeutics NV	Netherlands	46,914	260,842
[a] Regeneron Pharmaceuticals Inc.	United States	1,712	1,049,131
[a,f] Revolution Medicines Inc.	United States	4,995	153,446
[a] Sage Therapeutics Inc.	United States	5,019	179,279
[a,d] Sarepta Therapeutics Inc.	United States	17,759	2,704,163
[a] Seattle Genetics Inc.	United States	3,054	480,119
[a] SpringWorks Therapeutics Inc.	United States	6,838	260,323
[a,b] Stemline Therapeutics Inc.	United States	68,331	811,772
[a] Turning Point Therapeutics Inc.	United States	9,959	689,661
[a] uniQure NV	Netherlands	4,913	329,957
[a] Vertex Pharmaceuticals Inc.	United States	7,941	2,286,690
[a] Zai Lab Ltd., ADR	China	5,100	379,440

			31,945,832

Building Products 0.1%
[a] Carrier Global Corp.	United States	32,160	658,315
Johnson Controls International PLC	United States	432	13,569

			671,884

Capital Markets 1.5%
[a,c] Amundi SA, 144A	France	25,204	1,882,490
[c] Anima Holding SpA, 144A	Italy	102,616	435,031
Arya Sciences Acquisition Corp.	Cayman Islands	10,049	45,220
The Blackstone Group Inc., A	United States	47,021	2,670,793
Bolsas y Mercados Espanoles SHMSF SA	Spain	82,306	3,009,458
CME Group Inc., A	United States	54	9,860
[a] Deutsche Bank AG	Germany	20,479	172,024
[d] E*Trade Financial Corp.	United States	8,000	364,320
Intercontinental Exchange Inc.	United States	52	5,057
[d] Legg Mason Inc.	United States	91,715	4,570,158
[d] Moody’s Corp.	United States	9,897	2,646,557
S&P Global Inc.	United States	34	11,051
TD Ameritrade Holding Corp.	United States	21,924	817,107

			16,639,126

Chemicals 0.8%
[a] Ingevity Corp.	United States	8,723	459,440
The Sherwin-Williams Co.	United States	13,583	8,066,265

			8,525,705

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)

Commercial Services & Supplies 1.1%
[a] Advanced Disposal Services Inc.	United States	191,570	$5,973,153
[d] Cintas Corp.	United States	14,623	3,625,919
Republic Services Inc., A	United States	31,833	2,720,448

			12,319,520

Communications Equipment 0.2%
Accton Technology Corp.	Taiwan	81,000	651,507
Cisco Systems Inc.	United States	244	11,668
[a] Lumentum Holdings Inc.	United States	17,931	1,314,701

			1,977,876

Construction Materials 0.4%
Buzzi Unicem SpA	Italy	76,143	1,522,525
Cemex SAB de CV, ADR	Mexico	72,599	174,237
[a] LafargeHolcim Ltd., B	Switzerland	54,747	2,282,706
Martin Marietta Materials Inc.	United States	5,308	1,019,614

			4,999,082

Containers & Packaging 0.6%
[d] Ball Corp.	United States	100,464	7,159,065

Distributors 0.2%
[d] Pool Corp.	United States	7,684	2,067,150

Diversified Financial Services 0.1%
FGL Holdings, A	United States	135,854	1,133,022
[a,e,g] One Call Corp.	United States	4,965	556,076

			1,689,098

Diversified Telecommunication Services 0.2%
AT&T Inc.	United States	18,709	577,360
[a] Bandwidth Inc., A	United States	10,568	1,171,463
[c] China Tower Corp. Ltd., H, 144A	China	2,062,000	414,980
[a] Telecom Italia SpA	Italy	150,112	55,724
[b] Verizon Communications Inc.	United States	176	10,099

			2,229,626

Electric Utilities 0.9%
Duke Energy Corp.	United States	1,798	153,963
El Paso Electric Co.	United States	98,823	6,716,999
[a,d] Energy Harbor Corp.	United States	81,291	3,129,704
Entergy Corp.	United States	39	3,971
[d] Evergy Inc.	United States	5,404	333,373
FirstEnergy Corp.	United States	155	6,550

			10,344,560

Electrical Equipment 0.5%
[a] Osram Licht AG	Germany	116,524	5,265,731

Electronic Equipment, Instruments & Components 1.2%
[a] Anixter International Inc.	United States	53,323	5,103,544
Corning Inc.	United States	28,886	658,312
[a] Flex Ltd.	United States	150,558	1,461,918
Isra Vision AG	Germany	24,211	1,340,536
Keyence Corp.	Japan	900	370,115
Taiyo Yuden Co. Ltd.	Japan	10,900	303,213
[a,d] Tech Data Corp.	United States	29,814	4,061,860

			13,299,498

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
Entertainment 0.1%
Activision Blizzard Inc.	United States	156	$11,229
[d] Cinemark Holdings Inc.	United States	55,513	834,360
Cineplex Inc.	Canada	13,733	145,125
[a,d] Take-Two Interactive Software Inc.	United States	4,753	647,216

			1,637,930

Equity Real Estate Investment Trusts (REITs) 0.2%
Iron Mountain Inc.	United States	374	9,634
[d] Taubman Centers Inc.	United States	33,362	1,379,185
VICI Properties Inc.	United States	33,969	666,472

			2,055,291

Food & Staples Retailing 0.4%
Costco Wholesale Corp.	United States	12,958	3,997,154
Wal-Mart Stores Inc.	United States	1,286	159,541

			4,156,695

Food Products 0.0%†
Chocoladefabriken Lindt & Spruengli AG	Switzerland	6	523,213
The Hershey Co.	United States	69	9,362
Mondelez International Inc., A	United States	130	6,776

			539,351

Health Care Equipment & Supplies 1.8%
Abbott Laboratories	United States	19,906	1,889,477
[a] Alcon Inc.	Switzerland	6,799	432,008
[a] Boston Scientific Corp.	United States	44,647	1,696,140
Danaher Corp., W	United States	6,033	1,005,158
[a,d] DexCom Inc.	United States	6,104	2,309,204
[a,d] Edwards Lifesciences Corp.	United States	3,382	760,003
[a] Inari Medical Inc.	United States	464	20,416
[a,d] Intuitive Surgical Inc.	United States	2,731	1,584,062
[a] iRhythm Technologies Inc.	United States	2,228	276,963
[a] Shockwave Medical Inc.	United States	13,067	575,079
[a] Silk Road Medical Inc.	United States	15,000	574,050
[a] Tandem Diabetes Care Inc.	United States	7,645	635,682
Teleflex Inc.	United States	1,033	374,834
[a] Wright Medical Group NV	United States	240,446	7,105,180
Zimmer Biomet Holdings Inc.	United States	5,206	657,726

			19,895,982

Health Care Providers & Services 0.8%
AmerisourceBergen Corp., A	United States	116	11,059
Anthem Inc.	United States	2,736	804,685
[a] Centene Corp.	United States	16,030	1,061,988
Cigna Corp.	United States	6,309	1,244,892
CVS Health Corp.	United States	2,471	162,023
[a] Guardant Health Inc.	United States	10,655	963,105
Humana Inc.	United States	5,064	2,079,532
[a,c] Jinxin Fertility Group Ltd., 144A	China	117,677	157,581
[a] Petiq Inc., A	United States	2,760	84,677
[d] UnitedHealth Group Inc.	United States	8,309	2,532,999

			9,102,541

Health Care Technology 0.1%
[a] Inspire Medical Systems Inc.	United States	360	29,354
[a] Phreesia Inc.	United States	11,219	328,941
[a] Teladoc Health Inc.	United States	5,740	999,105

			1,357,400

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
Hotels, Restaurants & Leisure 2.5%
[a] Caesars Entertainment Corp.	United States	423,946	$4,828,745
Cedar Fair LP	United States	68,322	2,173,323
[d] Darden Restaurants Inc.	United States	22,941	1,763,245
Domino’s Pizza Inc.	United States	6,889	2,658,052
Flutter Entertainment PLC	Ireland	98,238	12,498,473
Marriott Vacations Worldwide Corp.	United States	3,911	351,325
McDonald’s Corp.	United States	7,147	1,331,629
[a] Seaworld Entertainment Inc.	United States	18,425	332,756
[d] SIX Flags Entertainment Corp.	United States	92,975	2,136,566
Starbucks Corp.	United States	441	34,394
Wynn Resorts Ltd.	United States	3,425	285,234
Yum China Holdings Inc.	China	989	45,830
Yum! Brands Inc.	United States	95	8,524

			28,448,096

Household Durables 0.2%
[b] D.R. Horton Inc.	United States	138	7,631
Garmin Ltd.	United States	128	11,542
[d] KB Home	United States	23,912	791,009
[a,d] NVR Inc.	United States	418	1,346,633
Sony Corp.	Japan	7,112	453,316

			2,610,131

Household Products 0.0%†
Kimberly-Clark Corp.	United States	73	10,325
The Procter & Gamble Co.	United States	1,283	148,725

			159,050

Independent Power & Renewable Electricity Producers 0.2%
The AES Corp.	United States	458	5,720
Clearway Energy Inc., C	United States	61,207	1,341,045
[d] Terraform Power Inc., A	United States	70,594	1,297,518

			2,644,283

Industrial Conglomerates 0.0%†
Honeywell International Inc.	United States	72	10,501
Smiths Group PLC	United Kingdom	17,888	291,657

			302,158

Insurance 0.4%
The Allstate Corp.	United States	103	10,075
[b] Fidelity National Financial Inc.	United States	250	7,975
Lincoln National Corp.	United States	146	5,538
The Progressive Corp.	United States	127	9,865
RSA Insurance Group PLC	United Kingdom	44,331	217,103
[a] Selectquote Inc.	United States	7,618	209,647
[a,f] Trupanion Inc.	United States	9,830	296,080
Unum Group	United States	368	5,575
Willis Towers Watson PLC	United States	19,968	4,051,507

			4,813,365

Interactive Media & Services 1.3%
[a] Alphabet Inc., A	United States	2,352	3,371,639
[a] Alphabet Inc., C	United States	1,007	1,438,922
[a,d] Facebook Inc., A	United States	23,051	5,188,549
Tencent Holdings Ltd.	China	80,157	4,243,880
[a] Zillow Group Inc., C	United States	4,822	279,628

			14,522,618

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
Internet & Direct Marketing Retail 0.8%
[a,d] Alibaba Group Holding Ltd., ADR	China	20,565	$4,264,975
[a,d] Amazon.com Inc.	United States	1,216	2,969,922
[a] Booking Holdings Inc.	United States	118	193,451
eBay Inc.	United States	30,047	1,368,341
[a] MercadoLibre Inc.	Argentina	704	599,576

			9,396,265

IT Services 3.8%
Accenture PLC, A	United States	50	10,081
Automatic Data Processing Inc.	United States	3,079	451,043
[a] Cardtronics PLC, A	United States	7,209	174,386
Edenred	France	5,190	217,172
[a] EPAM Systems Inc.	United States	1,542	355,647
[a] ExlService Holdings Inc.	United States	22,547	1,379,200
[a,d] FleetCor Technologies Inc.	United States	10,209	2,488,852
Genpact Ltd.	United States	71,570	2,572,942
[d] Global Payments Inc.	United States	35,194	6,316,971
[a] GoDaddy Inc., A	United States	19,473	1,504,289
International Business Machines Corp.	United States	2,003	250,175
Leidos Holdings Inc.	United States	105	11,055
[d] MasterCard Inc., A	United States	32,105	9,660,073
[a,c] Nexi SpA, 144A	Italy	16,529	273,058
Paychex Inc.	United States	146	10,553
[a,d] PayPal Holdings Inc.	United States	38,872	6,025,549
[a] StoneCo. Ltd.	Brazil	21,003	665,375
[a] VeriSign Inc.	United States	6,806	1,490,582
[d] Visa Inc., A	United States	12,996	2,537,339
[a,d] WEX Inc.	United States	14,653	2,169,816
Wirecard AG	Germany	33,349	3,537,323

			42,101,481

Leisure Products 0.0%†
BRP Inc.	Canada	12,823	444,058

Life Sciences Tools & Services 1.8%
[a,d] 10x Genomics Inc., A	United States	3,044	237,341
Eurofins Scientific SE	Luxembourg	5,072	3,448,423
Gerresheimer AG	Germany	45,135	3,861,780
[a] Illumina Inc.	United States	3,583	1,300,808
[a] IQVIA Holdings Inc.	United States	3,878	579,839
[a] Mettler-Toledo International Inc.	United States	3,910	3,108,450
[a] QIAGEN NV	Germany	82,333	3,597,865
[a] Repligen Corp.	United States	5,221	683,794
Thermo Fisher Scientific Inc.	United States	6,487	2,265,195
[a,c] Wuxi Biologics Cayman Inc., 144A	China	37,121	583,286

			19,666,781

Machinery 0.5%
Cummins Inc.	United States	1,929	327,158
[d] Deere & Co.	United States	15,113	2,298,990
Interpump Group SpA	Italy	2,645	79,491
[a] Kion Group AG	Germany	14,025	785,173
Otis Worldwide Corp.	United States	3,203	168,638
[d] PACCAR Inc.	United States	8,130	600,482
[d] The Toro Co.	United States	14,041	997,894

			5,257,826

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)

Marine 0.0%†
Star Bulk Carriers Corp.	Greece	37,168	$189,185

Media 0.5%
[a] Altice Europe NV, A	Netherlands	7,834	30,946
[a] Cardlytics Inc.	United States	5,843	397,850
[a] Charter Communications Inc., A	United States	2,214	1,204,416
[b] Comcast Corp., A	United States	16,438	650,945
ITV PLC	United Kingdom	293,248	292,420
[a] Netflix Inc.	United States	3,510	1,473,252
Omnicom Group Inc.	United States	158	8,657
[a] Postmedia Network Canada Corp., B	Canada	666,338	938,879
Stroeer SE & Co. KGaA	Germany	4,952	360,350

			5,357,715

Metals & Mining 0.1%
Lundin Mining Corp., Common Subscription Receipt	Canada	94,146	433,516
[b] Newmont Mining Corp.	United States	175	10,232
Teck Resources Ltd., B	Canada	64,325	610,444

			1,054,192

Multiline Retail 0.1%
Dollar General Corp.	United States	58	11,107
[d] Target Corp.	United States	8,532	1,043,720

			1,054,827

Multi-Utilities 0.0%†
Dominion Energy Inc.	United States	1,969	167,385

Oil, Gas & Consumable Fuels 0.0%†
[a] Battalion Oil Corp.	United States	3,790	21,944
[a,e] Bellatrix Exploration Ltd.	Canada	56,646	—
[b] Enterprise Products Partners LP	United States	645	12,320
Equities Corp.	United States	148	1,974

			36,238

Paper & Forest Products 0.1%
[a,e] Topco Associates LLC	United Kingdom	144,632	—
West Fraser Timber Co. Ltd.	Canada	52,179	1,412,056

			1,412,056

Personal Products 0.1%
The Estee Lauder Cos. Inc., A	United States	2,384	470,768
Unilever NV	United Kingdom	6,537	337,819

			808,587

Pharmaceuticals 1.2%
[d] AstraZeneca PLC, ADR	United Kingdom	41,505	2,266,173
Bristol-Myers Squibb Co.	United States	10,301	615,175
[a] Bristol-Myers Squibb Co., Contingent Value, rts., 1/23/65	United States	86,733	285,352
[a,c] Cansino Biologics Inc., H, 144A	China	10,750	251,571
[a] Catalent Inc.	United States	4,288	333,306
[d] Eli Lilly & Co., W	United States	14,519	2,220,682
Hikma Pharmaceuticals PLC	Jordan	13,950	444,304
Johnson & Johnson	United States	1,116	166,005
[b] Merck & Co. Inc.	United States	124	10,009
[a,d] Myokardia Inc.	United States	2,496	255,316
Novo Nordisk AS, ADR	Denmark	24,785	1,634,323
[a,d] Pacira Biosciences Inc.	United States	2,600	114,270

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
Pharmaceuticals (continued)
[a] Revance Therapeutics Inc.	United States	9,333	$195,060
Roche Holding AG, ADR	Switzerland	24,841	1,076,857
Zoetis Inc., A	United States	22,959	3,200,255

			13,068,658

Professional Services 1.2%
[a] CoStar Group Inc.	United States	1,900	1,247,920
Equifax Inc.	United States	11,124	1,708,201
Experian PLC	United Kingdom	20,041	702,885
[c] Intertrust NV, 144A	Netherlands	307,440	4,855,767
SGS SA	Switzerland	163	384,564
TransUnion	United States	17,901	1,544,677
[a,d] TriNet Group Inc.	United States	47,025	2,526,653

			12,970,667

Real Estate Management & Development 0.1%
Savills PLC	United Kingdom	80,452	863,344

Road & Rail 1.2%
[a,f] Avis Budget Group Inc.	United States	27,127	584,044
CSX Corp.	United States	45,085	3,227,185
[d] Kansas City Southern	United States	38,236	5,755,282
[a] Uber Technologies Inc.	United States	11,408	414,339
[d] Union Pacific Corp.	United States	23,705	4,026,531

			14,007,381

Semiconductors & Semiconductor Equipment 1.4%
[a] Adesto Technologies Corp.	United States	71,787	866,469
[a] Advanced Micro Devices Inc.	United States	17,706	952,583
[b] Applied Materials Inc.	United States	191	10,730
ASM International NV	Netherlands	8,712	1,016,166
ASML Holding NV, N.Y. shares, G	Netherlands	6,477	2,134,236
[a] Axcelis Technologies Inc.	United States	28,448	763,829
BE Semiconductor Industries NV	Netherlands	53,713	2,054,089
Broadcom Inc.	United States	38	11,068
[a] Enphase Energy Inc.	United States	878	51,091
Globalwafers Co. Ltd.	Taiwan	76,000	915,037
[b] Intel Corp.	United States	171	10,761
KLA Corp.	United States	5,157	907,426
LAM Research Corp.	United States	39	10,673
[a] Lattice Semiconductor Corp.	United States	31,024	771,567
Marvell Technology Group Ltd.	Bermuda	95,593	3,118,244
[a] Maxlinear Inc., A	United States	16,805	291,063
Mediatek Inc.	Taiwan	45,635	703,714
[a] Micron Technology Inc.	United States	22,274	1,067,147
NVIDIA Corp.	United States	36	12,781
[b] QUALCOMM Inc.	United States	4,404	356,196
Realtek Semiconductor Corp.	Taiwan	58,000	499,350
[a,c,e,i] SunEdison Inc., Contingent Distribution, 144A	United States	35,000	700
Texas Instruments Inc.	United States	94	11,162

			16,536,082

Software 3.0%
[a] 8x8 Inc.	United States	24,537	356,768
[a] Adobe Inc.	United States	3,534	1,366,244
[a] Alteryx Inc., A	United States	1,726	248,440
[a] Atlassian Corp. PLC, A	United States	7,338	1,359,731

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
Software (continued)
[a] Avalara Inc.	United States	2,899	$310,367
[a] Ceridian HCM Holding Inc.	United States	14,640	1,008,257
[a] Fair Isaac Corp.	United States	1,182	475,932
[a] Forescout Technologies Inc.	United States	10,899	257,107
[a] Guidewire Software Inc.	United States	13,916	1,427,503
[a] HubSpot Inc.	United States	3,339	667,600
Intuit Inc.	United States	11,066	3,212,682
[d] Microsoft Corp.	United States	43,933	8,050,723
NortonLifeLock Inc.	United States	519	11,823
[b] Oracle Corp.	United States	190	10,216
[a] Palo Alto Networks Inc.	United States	143	33,644
[a] Q2 Holdings Inc.	United States	3,800	313,956
[a] Rib Software Se	Germany	79,267	2,551,721
[a,d] Salesforce.com Inc.	United States	9,318	1,628,693
SAP SE	Germany	20,721	2,644,462
[a,d] ServiceNow Inc.	United States	5,630	2,184,046
[a] Slack Technologies Inc., A	United States	39,178	1,373,189
[a,d] Splunk Inc.	United States	7,349	1,365,738
[a] SVMK Inc.	United States	37,600	757,640
[a] Workday Inc., A	United States	8,091	1,484,132
[a] Zscaler Inc.	United States	4,287	420,512

			33,521,126

Specialty Retail 2.2%
Best Buy Co. Inc.	United States	142	11,089
[a,d] Carmax Inc.	United States	22,023	1,939,125
[f] The Children’s Place Inc.	United States	9,000	374,760
Dick’s Sporting Goods Inc.	United States	4,669	168,364
[a] Five Below Inc.	United States	4,413	461,820
[a] Frasers Group PLC	United Kingdom	180,900	687,057
[a,c] Grandvision NV, 144A	Netherlands	120	3,250
The Home Depot Inc.	United States	29,128	7,237,725
[b,d] L Brands Inc.	United States	37,532	607,643
[d] Lithia Motors Inc., A	United States	14,250	1,718,408
Lowe’s Cos. Inc.	United States	47	6,126
[a] O’Reilly Automotive Inc.	United States	4,102	1,711,518
[b,d] Tiffany & Co.	United States	49,430	6,333,466
[d] The TJX Cos. Inc.	United States	13,406	707,301
[a] Ulta Beauty Inc.	United States	12,140	2,962,281

			24,929,933

Technology Hardware, Storage & Peripherals 0.1%
Apple Inc.	United States	2,555	812,337
[b] HP Inc.	United States	10,496	158,909

			971,246

Textiles, Apparel & Luxury Goods 0.5%
[a] Adidas AG	Germany	14,357	3,807,585
[a] Capri Holdings Ltd.	United States	36,843	554,119
LVMH Moet Hennessy Louis Vuitton SE	France	93	39,016
Nike Inc., B	United States	425	41,896
[a] Skechers USA Inc., A	United States	17,246	540,145
Tapestry Inc.	United States	34,291	466,358

			5,449,119

Tobacco 0.0%†
[b] Altria Group Inc.	United States	248	9,684

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
Tobacco (continued)
[b] Philip Morris International Inc.	United States	144	$10,564

			20,248

Trading Companies & Distributors 0.4%
Brenntag AG	Germany	82,514	4,390,028
[a] IMCD Group NV	Netherlands	4,707	443,860
[a] WESCO International Inc.	United States	1,389	46,254

			4,880,142

Wireless Telecommunication Services 1.0%
[a] T-Mobile U.S. Inc.	United States	100,727	10,076,729
[d] Vodafone Group PLC, ADR	United Kingdom	36,378	600,601

			10,677,330

Total Common Stocks and Other Equity Interests (Cost $331,780,157)			456,148,623

Convertible Preferred Stocks 0.5%

Diversified Financial Services 0.4%
[a,e,g] One Call Corp., cvt. pfd	United States	33,337	3,733,737

Electric Utilities 0.1%
[d] NextEra Energy Inc., 5.279%, cvt. pfd	United States	26,234	1,166,364

Food Products 0.0%†
Bunge Ltd., 4.875%, cvt. pfd	United States	3,973	365,516

Gas Utilities 0.0%†
El Paso Energy Capital Trust I, 4.75%, cvt. pfd	United States	114	5,309

Machinery 0.0%†
Stanley Black & Decker Inc., 5.25%, cvt. pfd	United States	57	4,679

Oil, Gas & Consumable Fuels 0.0%†
Chesapeake Energy Corp., 5.75%, cvt. pfd	United States	139	1,181

Total Convertible Preferred Stocks (Cost $5,758,752)			5,276,786

Preferred Stocks 0.0%†

Electric Utilities 0.0%†
SCE Trust II, 5.10%, pfd	United States	10,492	252,962
SCE Trust VI, 5.00%, pfd	United States	4,649	101,627

Total Preferred Stocks (Cost $357,716)			354,589

		Principal Amount*
Convertible Bonds 16.6%

Air Freight & Logistics 0.3%
[d] Air Transport Services Group Inc., senior note, 1.125%, 10/15/24	United States	1,712,000	1,619,208
[d] Atlas Air Worldwide Holdings Inc., senior note, 1.875%, 6/01/24	United States	2,145,000	1,980,365

			3,599,573

Airlines 0.1%
[c] Air Canada, senior note, 144A, 4.00%, 7/01/25	Canada	481,000	496,031
[c] Copa Holdings SA, senior note, 144A, 4.50%, 4/15/25	Panama	641,000	645,159

			1,141,190

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Convertible Bonds (continued)
Automobiles 0.1%
[c] Winnebago Industries Inc., senior note, 144A, 1.50%, 4/01/25	United States	1,280,000		$1,350,323

Banks 0.1%
Hope Bancorp Inc., senior bond, 2.00%, 5/15/38	United States	1,491,000		1,200,255

Biotechnology 1.5%
[c] Apellis Pharmaceuticals Inc., senior note, 144A, 3.50%, 9/15/26	United States	1,021,000		1,160,873
BioMarin Pharmaceutical Inc., senior sub. note,
[f] 0.599%, 8/01/24	United States	320,000		360,114
[c] 144A, 1.25%, 5/15/27	United States	691,000		741,000
[c,d] Bridgebio Pharma Inc., senior note, 144A, 2.50%, 3/15/27	United States	1,845,000		1,769,510
[c,d] Coherus Biosciences Inc., senior sub. note, 144A, 1.50%, 4/15/26	United States	1,663,000		1,917,188
Cytokinetics Inc., senior note, 4.00%, 11/15/26	United States	294,000		622,545
Flexion Therapeutics Inc., senior note, 3.375%, 5/01/24	United States	1,400,000		1,088,001
Gossamer Bio Inc., senior note, 5.00%, 6/01/27	United States	360,000		345,671
[c] Halozyme Therapeutics Inc., senior note, 144A, 1.25%, 12/01/24	United States	797,000		945,068
Insmed Inc., senior note, 1.75%, 1/15/25	United States	797,000		752,635
Intercept Pharmaceuticals Inc., senior note,
3.25%, 7/01/23	United States	671,000		575,250
2.00%, 5/15/26	United States	753,000		713,402
Ironwood Pharmaceuticals Inc., senior note,
2.25%, 6/15/22	United States	1,007,000		1,040,401
[c] 144A, 1.50%, 6/15/26	United States	1,114,000		1,107,080
[d] Karyopharm Therapeutics Inc., senior note, 3.00%, 10/15/25	United States	1,020,000		1,451,305
Neurocrine Biosciences Inc., senior note, 2.25%, 5/15/24	United States	741,000		1,243,432
Radius Health Inc., senior note, 3.00%, 9/01/24	United States	748,000		536,850

				16,370,325

Building Products 0.1%
Patrick Industries Inc., senior note, 1.00%, 2/01/23	United States	1,354,000		1,267,096

Commercial Services & Supplies 0.1%
[d] Team Inc., senior note, 5.00%, 8/01/23	United States	1,255,000		765,948

Communications Equipment 0.1%
CalAmp Corp., senior note, 2.00%, 8/01/25	United States	260,000		186,553
Infinera Corp., senior note, 2.125%, 9/01/24	United States	719,000		567,155
Inseego Corp., senior note, 3.25%, 5/01/25	United States	199,000		194,741

				948,449

Consumer Finance 0.8%
Encore Capital Group Inc., senior note,
2.875%, 3/15/21	United States	1,297,000		1,207,439
[d] 3.25%, 3/15/22	United States	2,130,000		2,020,844
[c] 144A, 3.25%, 10/01/25	United States	536,000		522,821
EZCORP Inc., senior note,
2.875%, 7/01/24	United States	920,000		782,920
[d] 2.375%, 5/01/25	United States	388,000		282,436
[d] PRA Group Inc., senior note,
3.00%, 8/01/20	United States	2,286,000		2,273,191
3.50%, 6/01/23	United States	2,151,000		2,046,246

				9,135,897

Diversified Consumer Services 0.1%
[c] Sabre Glbl Inc., senior note, 144A, 4.00%, 4/15/25	United States	1,200,000		1,373,059

Diversified Financial Services 0.3%
Element Fleet Management Corp., sub. note,
4.25%, 6/30/20	Canada	468,000	CAD	339,923
4.25%, 6/30/24	Canada	853,000	CAD	650,971

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Convertible Bonds (continued)
Diversified Financial Services (continued)
[d] Horizon Pharma Investment Ltd., senior note, 2.50%, 3/15/22	United States	1,040,000		$1,836,250

				2,827,144

Diversified Telecommunication Services 0.1%
[c] Bandwidth Inc., senior note, 144A, 0.25%, 3/01/26	United States	1,044,000		1,387,843
[j] Telecom Italia SpA, senior note, Reg S, 1.125%, 3/26/22	Italy	100,000	EUR	107,195

				1,495,038

Electronic Equipment, Instruments & Components 0.8%
[d] II-VI Inc., senior note, 0.25%, 9/01/22	United States	2,180,000		2,573,782
Knowles Corp., senior note, 3.25%, 11/01/21	United States	1,422,000		1,522,754
OSI Systems Inc., senior note, 1.25%, 9/01/22	United States	1,476,000		1,408,352
[d] TTM Technologies Inc., senior note, 1.75%, 12/15/20	United States	1,274,000		1,577,824
Vishay Intertechnology Inc., senior note, 2.25%, 6/15/25	United States	1,440,000		1,322,772

				8,405,484

Energy Equipment & Services 0.0%†
SEACOR Holdings Inc., senior bond, 3.25%, 5/15/30	United States	245,000		190,216

Entertainment 0.6%
[c,d] Liberty Media Corp., senior bond, 144A,
2.25%, 12/01/48	United States	2,225,000		2,306,013
2.75%, 12/01/49	United States	2,448,000		2,220,765
[c,d] Sea Ltd., senior note, 144A, 1.00%, 12/01/24	Taiwan	1,049,000		1,749,879

				6,276,657

Equity Real Estate Investment Trusts (REITs) 0.4%
[c] Colliers International Group Inc., senior sub. note, 144A, 4.00%, 6/01/25	Canada	600,000		695,250
[c,d] IIP Operating Partnership LP, senior note, 144A, 3.75%, 2/21/24	United States	2,652,000		3,503,609

				4,198,859

Food & Staples Retailing 0.1%
[c] The Chefs’ Warehouse Inc., senior note, 144A, 1.875%, 12/01/24	United States	1,266,000		975,178

Health Care Equipment & Supplies 0.8%
[d] CONMED Corp., senior note, 2.625%, 2/01/24	United States	1,628,000		1,734,247
[c] Cryoport Inc., senior note, 144A, 3.00%, 6/01/25	United States	521,000		625,073
[c] Envista Holdings Corp., senior note, 144A, 2.375%, 6/01/25	United States	1,385,000		1,661,496
Nevro Corp., senior note, 2.75%, 4/01/25	United States	604,000		853,275
[c] NuVasive Inc., senior note, 144A, 1.00%, 6/01/23	United States	1,202,000		1,193,955
Wright Medical Group Inc., senior note, 1.625%, 6/15/23	United States	441,000		456,918
[d] Wright Medical Group NV, senior note, 2.25%, 11/15/21	United States	1,309,000		1,839,889

				8,364,853

Health Care Providers & Services 0.2%
[c] 1life Healthcare Inc., senior note, 144A, 3.00%, 6/15/25	United States	1,001,000		982,451
[c] Petiq Inc., senior note, 144A, 4.00%, 6/01/26	United States	800,000		962,960

				1,945,411

Health Care Technology 0.3%
[c] Allscripts Healthcare Solutions Inc., senior note, 144A, 0.875%, 1/01/27	United States	1,224,000		889,835
Evolent Health Inc., senior note, 1.50%, 10/15/25	United States	524,000		340,285
[c] Health Catalyst Inc., senior note, 144A, 2.50%, 4/15/25	United States	801,000		873,322
[c] Tabula Rasa Healthcare Inc., senior sub. note, 144A, 1.75%, 2/15/26	United States	1,682,000		1,688,571

				3,792,013

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value

Convertible Bonds (continued)
Hotels, Restaurants & Leisure 1.1%
[c] Bloomin’ Brands Inc., senior note, 144A, 5.00%, 5/01/25	United States	400,000	$475,049
[c,d] Carnival Corp., senior note, 144A, 5.75%, 4/01/23	United States	3,600,000	5,922,000
[c,d] Luckin Coffee Inc., senior note, 144A, 0.75%, 1/15/25	China	840,000	222,921
[d] Marriott Vacations Worldwide Corp., senior note, 1.50%, 9/15/22	United States	1,897,000	1,748,806
[c] NCL Corp. Ltd., senior note, 144A, 6.00%, 5/15/24	United States	1,201,000	1,554,098
[d] Penn National Gaming Inc., senior note, 2.75%, 5/15/26	United States	1,600,000	2,501,658

			12,424,532

Interactive Media & Services 0.3%
[c] Joyy Inc., senior note, 144A, 0.75%, 6/15/25	China	800,000	701,500
Twitter Inc., senior note, 0.25%, 6/15/24	United States	198,000	189,327
Zillow Group Inc., senior note,
1.50%, 7/01/23	United States	680,000	694,008
[c,d] 144A, 0.75%, 9/01/24	United States	1,048,000	1,509,779

			3,094,614

Internet & Direct Marketing Retail 0.4%
[c] Booking Holdings Inc., senior note, 144A, 0.75%, 5/01/25	United States	81,000	100,383
[c] Farfetch Ltd., senior note, 144A, 3.75%, 5/01/27	United Kingdom	1,120,000	1,270,432
Wayfair Inc., senior note,
[d] 0.375%, 9/01/22	United States	1,178,000	1,981,199
1.125%, 11/01/24	United States	800,000	1,263,341

			4,615,355

Internet Software & Services 0.3%
[c,d] IAC Financeco Inc., 144A, 0.875%, 10/01/22	United States	1,938,000	3,515,889

IT Services 0.7%
[c] Akamai Technologies Inc., senior note, 144A, 0.375%, 9/01/27	United States	15,000	16,447
[d] Cardtronics Inc., senior note, 1.00%, 12/01/20	United States	3,445,000	3,352,449
[d] CSG Systems International Inc., senior bond, 4.25%, 3/15/36	United States	1,529,000	1,633,885
[d] KBR Inc., senior note, 2.50%, 11/01/23	United States	1,587,000	1,808,756
Perficient Inc., senior note, 2.375%, 9/15/23	United States	572,000	629,545

			7,441,082

Life Sciences Tools & Services 0.2%
[c] Nanostring Technologies Inc., senior note, 144A, 2.625%, 3/01/25	United States	936,000	889,200
Repligen Corp., senior note, 0.375%, 7/15/24	United States	753,000	974,850

			1,864,050

Machinery 0.1%
[c] Chart Industries Inc., senior sub. note, 144A, 1.00%, 11/15/24	United States	560,000	522,938
The Greenbrier Cos. Inc., senior note, 2.875%, 2/01/24	United States	853,000	697,275

			1,220,213

Media 0.7%
DISH Network Corp.,
senior bond, 3.375%, 8/15/26	United States	325,000	287,186
senior note, 2.375%, 3/15/24	United States	395,000	341,428
Liberty Interactive LLC,
senior bond, 4.00%, 11/15/29	United States	1,249,000	839,953
senior note, 3.75%, 2/15/30	United States	642,000	429,338
[c] Liberty Latin America Ltd., senior note, 144A, 2.00%, 7/15/24	Chile	1,882,000	1,460,902
Live Nation Entertainment Inc., senior note,
[d] 2.50%, 3/15/23	United States	1,750,000	1,789,748
[c] 144A, 2.00%, 2/15/25	United States	358,000	300,187

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Convertible Bonds (continued)
Media (continued)
[c] Snap Inc., senior note, 144A,
[d] 0.25%, 5/01/25	United States	1,800,000		$1,975,040
0.75%, 8/01/26	United States	800,000		857,529

				8,281,311

Metals & Mining 0.4%
Cleveland-Cliffs Inc., senior note, 1.50%, 1/15/25	United States	41,000		34,157
[c] Endeavour Mining Corp., senior note, 144A, 3.00%, 2/15/23	Ivory Coast	700,000		827,750
First Majestic Silver Corp., senior note, 1.875%, 3/01/23	Canada	1,076,000		1,338,329
Pretium Resources Inc., senior sub. note, 2.25%, 3/15/22	Canada	1,303,000		1,241,107
SSR Mining Inc., senior bond, 2.50%, 4/01/39	Canada	605,000		772,509
[c] U.S. Steel Corp., senior note, 144A, 5.00%, 11/01/26	United States	121,000		91,119

				4,304,971

Mortgage Real Estate Investment Trusts (REITs) 0.4%
[c,d] Arbor Realty Trust Inc., senior note, 144A, 4.75%, 11/01/22	United States	1,744,000		1,443,160
[c] PennyMac Corp., senior note, 144A, 5.50%, 11/01/24	United States	1,574,000		1,192,553
Redwood Trust Inc., senior note, 4.75%, 8/15/23	United States	2,418,000		1,997,039

				4,632,752

Oil, Gas & Consumable Fuels 0.3%
Chesapeake Energy Corp., senior note, 5.50%, 9/15/26	United States	95,000		3,563
[c] Pioneer Natural Resources Co., senior note, 144A, 0.25%, 5/15/25	United States	1,599,000		1,743,134
[d] Ship Finance International Ltd., senior note, 5.75%, 10/15/21	Norway	1,752,000		1,635,316

				3,382,013

Personal Products 0.2%
[d] Herbalife Nutrition Ltd., senior note, 2.625%, 3/15/24	United States	2,623,000		2,566,909

Pharmaceuticals 1.0%
[c] Aerie Pharmaceuticals Inc., senior note, 144A, 1.50%, 10/01/24	United States	1,294,000		1,165,461
[c] Aphria Inc., senior note, 144A, 5.25%, 6/01/24	Canada	2,662,000		1,900,003
Aurora Cannabis Inc., senior note, 5.50%, 2/28/24	Canada	3,230,000		1,647,300
[c] Canopy Growth Corp., senior note, 144A, 4.25%, 7/15/23	Canada	2,115,000	CAD	1,228,892
Collegium Pharmaceutical Inc., senior note, 2.625%, 2/15/26	United States	732,000		742,662
[d] Innoviva Inc., sub. note, 2.125%, 1/15/23	United States	1,496,000		1,468,419
Pacira Biosciences Inc., senior note, 2.375%, 4/01/22	United States	542,000		560,765
[c] Revance Therapeutics Inc., senior note, 144A, 1.75%, 2/15/27	United States	885,000		765,853
Theravance Biopharma Inc., senior note, 3.25%, 11/01/23	United States	831,000		855,930
Tilray Inc., senior note, 5.00%, 10/01/23	Canada	2,115,000		909,450

				11,244,735

Real Estate Management & Development 0.1%
[d] Redfin Corp., senior note, 1.75%, 7/15/23	United States	1,181,000		1,416,446

Semiconductors & Semiconductor Equipment 0.4%
[c] Impinj Inc., senior note, 144A, 2.00%, 12/15/26	United States	561,000		562,744
[d] Microchip Technology Inc., senior sub. bond, 1.625%, 2/15/27	United States	1,311,000		1,767,960
Rambus Inc., senior note, 1.375%, 2/01/23	United States	203,000		212,832
[c] SMART Global Holdings Inc., senior note, 144A, 2.25%, 2/15/26	United States	1,311,000		1,167,888
Synaptics Inc., senior note, 0.50%, 6/15/22	United States	949,000		1,035,969

				4,747,393

Software 2.4%
8x8 Inc., senior note, 0.50%, 2/01/24	United States	1,247,000		1,086,294
[c] Alteryx Inc., senior note, 144A, 0.50%, 8/01/24	United States	1,355,000		1,425,073
Avaya Holdings Corp., senior note, 2.25%, 6/15/23	United States	1,789,000		1,585,272
[c] Blackline Inc., senior note, 144A, 0.125%, 8/01/24	United States	820,000		982,086
[c] Cloudflare Inc., senior note, 144A, 0.75%, 5/15/25	United States	200,000		212,885

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value

Convertible Bonds (continued)
Software (continued)
[c,d] Coupa Software Inc., senior note, 144A, 0.125%, 6/15/25	United States	1,275,000	$1,962,029
Envestnet Inc., senior note, 1.75%, 6/01/23	United States	482,000	591,007
[c,d] Everbridge Inc., senior note, 144A, 0.125%, 12/15/24	United States	1,178,000	1,666,172
[c] Five9 Inc., senior note, 144A, 0.50%, 6/01/25	United States	1,472,000	1,530,418
[c] I3 Verticals LLC, senior note, 144A, 1.00%, 2/15/25	United States	1,005,000	946,049
[c] J2 Global Inc., senior note, 144A, 1.75%, 11/01/26	United States	612,000	556,590
[c] LivePerson Inc., senior note, 144A, 0.75%, 3/01/24	United States	1,531,000	1,818,785
[d] Nuance Communications Inc., senior bond, 1.00%, 12/15/35	United States	2,410,000	2,650,021
Nutanix Inc., senior note, zero cpn., 1/15/23	United States	790,000	700,717
[d] Palo Alto Networks Inc., senior note, 0.75%, 7/01/23	United States	1,580,000	1,748,290
[d] Pluralsight Inc., senior note, 0.375%, 3/01/24	United States	1,573,000	1,406,891
[c] PROS Holdings Inc., senior note, 144A, 1.00%, 5/15/24	United States	846,000	782,455
[d] Rapid7 Inc., senior note, 1.25%, 8/01/23	United States	930,000	1,213,631
[c] SailPoint Technologies Holding Inc., senior note, 144A, 0.125%, 9/15/24	United States	998,000	1,037,300
[c] Slack Technologies Inc., senior note, 144A, 0.50%, 4/15/25	United States	1,219,000	1,594,604
[c] Varonis Systems Inc., senior note, 144A, 1.25%, 8/15/25	United States	397,000	445,842
[c] Workiva Inc., senior note, 144A, 1.125%, 8/15/26	United States	683,000	582,581

			26,524,992

Specialty Retail 0.4%
[c] American Eagle Outfitters Inc., senior note, 144A, 3.75%, 4/15/25	United States	1,180,000	1,457,099
[c] National Vision Holdings Inc., senior note, 144A, 2.50%, 5/15/25	United States	1,017,000	1,100,493
[c] RH, senior note, 144A, zero cpn., 9/15/24	United States	1,440,000	1,682,044

			4,239,636

Technology Hardware, Storage & Peripherals 0.1%
Pure Storage Inc., senior note, 0.125%, 4/15/23	United States	966,000	955,300
Western Digital Corp., senior note, 1.50%, 2/01/24	United States	498,000	463,132

			1,418,432

Textiles, Apparel & Luxury Goods 0.0%†
c Under Armour Inc., senior note, 144A, 1.50%, 6/01/24	United States	280,000	292,067

Tobacco 0.1%
[c] Turning Point Brands Inc., senior note, 144A, 2.50%, 7/15/24	United States	2,018,000	1,552,331

Trading Companies & Distributors 0.1%
[d] Kaman Corp., senior note, 3.25%, 5/01/24	United States	1,573,000	1,488,668

Total Convertible Bonds (Cost $182,018,564)			185,891,359

Corporate Bonds and Notes 8.0%
Aerospace & Defense 0.3%
The Boeing Co.,
senior bond, 2.25%, 6/15/26	United States	115,000	107,160
senior bond, 2.95%, 2/01/30	United States	50,000	47,703
senior bond, 3.25%, 2/01/35	United States	5,000	4,331
senior bond, 3.55%, 3/01/38	United States	5,000	4,108
senior bond, 3.50%, 3/01/39	United States	5,000	4,219
senior bond, 3.625%, 3/01/48	United States	5,000	4,200
senior bond, 3.75%, 2/01/50	United States	15,000	13,093
senior bond, 5.805%, 5/01/50	United States	230,000	260,925
senior bond, 3.95%, 8/01/59	United States	115,000	105,793
senior note, 2.70%, 5/01/22	United States	375,000	376,839
senior note, 5.15%, 5/01/30	United States	230,000	246,072
Embraer Netherlands Finance BV, senior bond, 5.05%, 6/15/25	Brazil	85,000	77,677
[c] Leonardo US Holdings Inc., senior bond, 144A, 6.25%, 1/15/40	Italy	236,000	259,600
[c] Rolls-Royce PLC, senior note, 144A, 2.375%, 10/14/20	United Kingdom	400,000	398,525

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds and Notes (continued)
Aerospace & Defense (continued)
Spirit Aerosystems Inc.,
senior bond, 4.60%, 6/15/28	United States	20,000		$16,000
[c] secured note, 144A, 7.50%, 4/15/25	United States	380,000		379,764
[c] TransDigm Inc., senior secured note, 144A,
8.00%, 12/15/25	United States	348,000		377,580
6.25%, 3/15/26	United States	280,000		286,955

				2,970,544

Airlines 0.1%
Southwest Airlines Co., senior note,
4.75%, 5/04/23	United States	79,000		80,134
5.25%, 5/04/25	United States	235,000		238,297
United Airlines Holdings Inc., senior note, 4.25%, 10/01/22	United States	133,000		106,941
United Airlines Pass-Through Trust, 2019-2, B, 3.50%, 5/01/28	United States	410,000		266,772

				692,144

Auto Components 0.1%
[c,d] Delphi Technologies PLC, senior note, 144A, 5.00%, 10/01/25	United States	768,000		795,168
The Goodyear Tire & Rubber Co., senior bond,
5.00%, 5/31/26	United States	204,000		189,156
4.875%, 3/15/27	United States	75,000		69,201
[c] Tenneco Inc., senior secured note, 144A, 4.875%, 4/15/22	United States	225,000	EUR	207,794

				1,261,319

Automobiles 0.4%
[c] Daimler Finance North America LLC, senior note, 144A, 3.40%, 2/22/22	Germany	385,000		392,915
Ford Motor Co.,
senior bond, 9.625%, 4/22/30	United States	55,000		61,188
senior note, 8.50%, 4/21/23	United States	220,000		229,009
senior note, 9.00%, 4/22/25	United States	260,000		274,300
Ford Motor Credit Co. LLC, senior note, 1.514%, 2/17/23	United States	110,000	EUR	114,424
General Motors Co., senior note, 6.80%, 10/01/27	United States	40,000		45,523
General Motors Financial Co. Inc., senior note,
[k]FRN, 2.17%, (3-Month USD LIBOR + 0.85%), 4/09/21	United States	275,000		267,844
[j]Reg S, 1.694%, 3/26/25	United States	430,000	EUR	443,355
[j]Reg S, 2.20%, 4/01/24	United States	405,000	EUR	437,712
[c] Hyundai Capital America, senior note, 144A,
3.95%, 2/01/22	United States	375,000		381,330
2.375%, 2/10/23	United States	170,000		168,042
[c] Nissan Motor Acceptance Corp., senior note, 144A, 3.65%, 9/21/21	United States	375,000		364,915
[c] Tesla Inc., senior note, 144A, 5.30%, 8/15/25	United States	172,000		172,535
Toyota Motor Credit Corp., senior note,
3.05%, 1/08/21	United States	325,000		329,613
[k]FRN, 1.677%, (3-Month USD LIBOR + 0.29%), 10/07/21	United States	415,000		413,049
[c] Volkswagen Group of America Finance LLC, senior note, 144A,
3.35%, 5/13/25	Germany	200,000		208,604
[k]FRN, 2.064%, (3-Month USD LIBOR + 0.86%), 9/24/21	Germany	410,000		404,246

				4,708,604

Banks 0.3%
c,cc Banco Macro SA, senior note, 144A, 17.50%, 5/08/22	Argentina	1,740,000	ARS	9,116
[k] Citigroup Inc., senior note, FRN, 0.926%, (SOFR + 0.87%), 11/04/22	United States	205,000		202,519
[k] Mitsubishi UFJ Financial Group Inc., senior note, FRN, 1.641%, (3-Month USD LIBOR + 0.65%), 7/26/21	Japan	380,000		379,414
[k] PNC Bank NA, senior note, FRN, 1.548%, (3-Month USD LIBOR + 0.45%), 7/22/22	United States	835,000		832,233

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds and Notes (continued)
Banks (continued)
[c,k] Standard Chartered PLC, senior bond, 144A, FRN, 4.644%, (US 5 Year CMT T-Note + 3.85%), 4/01/31	United Kingdom	200,000		$224,402
[j,l] VTB Bank OJSC Via VTB Capital SA, loan participation, sub. senior note, Reg S, 6.95%, 10/17/22	Russia	759,000		808,940
[k] Wells Fargo & Co., senior note, FRN, 1.378%, (3-Month USD LIBOR + 0.93%), 2/11/22	United States	495,000		495,112

				2,951,736

Beverages 0.0%†
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc., senior bond, 4.90%, 2/01/46	Belgium	30,000		34,894
Anheuser-Busch InBev Worldwide Inc., senior bond,
4.60%, 4/15/48	Belgium	60,000		66,923
4.50%, 6/01/50	Belgium	350,000		392,805

				494,622

Biotechnology 0.0%†
[c,k] AbbVie Inc., senior note, 144A, FRN, 1.024%, (3-Month USD LIBOR + 0.65%), 11/21/22	United States	415,000		411,864

Building Products 0.0%†
[c] Builders FirstSource Inc., senior secured note, 144A, 6.75%, 6/01/27	United States	205,000		216,492

Capital Markets 0.2%
Ares Capital Corp., senior note, 3.25%, 7/15/25	United States	420,000		382,464
eG Global Finance PLC, senior secured note,
[c]144A, 4.375%, 2/07/25	United Kingdom	100,000	EUR	105,089
[c]144A, 6.25%, 10/30/25	United Kingdom	144,000	EUR	160,057
[j]Reg S, 6.25%, 10/30/25	United Kingdom	418,000	EUR	464,611
Jefferies Group LLC, senior bond, 5.125%, 1/20/23	United States	355,000		382,177
[c,m] MSCI Inc., senior bond, 144A, 3.625%, 9/01/30	United States	345,000		354,003

				1,848,401

Chemicals 0.0%†
[j] Monitchem Holdco 3 SA, senior secured note, Reg S, 5.25%, 3/15/25	Luxembourg	100,000	EUR	112,434
[c] TPC Group Inc., senior secured note, 144A, 10.50%, 8/01/24	United States	222,000		190,943

				303,377

Commercial Services & Supplies 0.8%
R.R. Donnelley & Sons Co., senior bond, 6.00%, 4/01/24	United States	1,615,000		1,491,687
United Rentals North America Inc., senior bond, 4.00%, 7/15/30	United States	715,000		697,793
[c] Vericast Corp., 144A,
senior note, 9.25%, 3/01/21	United States	5,680,500		5,669,849
senior secured note, 8.375%, 8/15/22	United States	2,058,000		1,571,314

				9,430,643

Communications Equipment 0.1%
[c]CommScope Inc., senior secured note, 144A, 6.00%, 3/01/26	United States	190,000		200,242
[j] Nokia OYJ, E, senior note, Reg S, 2.00%, 3/11/26	Finland	100,000	EUR	109,139
[c] Riverbed Technology Inc., senior note, 144A, 8.875%, 3/01/23	United States	331,000		198,600
[c,l] VF Ukraine PAT via VFU Funding PLC, loan participation, sub. senior note, 144A, 6.20%, 2/11/25	Ukraine	200,000		197,000

				704,981

Construction & Engineering 0.0%†
[j] GMR Hyderabad International Airport Ltd., senior secured note, Reg S, 5.375%, 4/10/24	India	200,000		181,056

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds and Notes (continued)
Construction Materials 0.0%†
[c] The Azek Co. LLC, senior note, 144A, 9.50%, 5/15/25	United States	150,000		$161,250
Vulcan Materials Co., senior bond, 3.50%, 6/01/30	United States	55,000		57,992

				219,242

Consumer Finance 0.1%
Ally Financial Inc.,
senior bond, 4.625%, 3/30/25	United States	35,000		36,141
sub. bond, 5.75%, 11/20/25	United States	105,000		109,528
senior note, 5.80%, 5/01/25	United States	295,000		323,975
Springleaf Finance Corp.,
senior bond, 5.375%, 11/15/29	United States	60,000		53,329
senior note, 8.875%, 6/01/25	United States	485,000		505,613
senior note, 6.625%, 1/15/28	United States	45,000		43,079

				1,071,665

Distributors 0.1%
[c,n] American News Co. LLC, secured note, senior note, 144A, PIK, 8.50%, 9/01/26	United States	755,223		825,432

Diversified Consumer Services 0.0%†
c Sabre Glbl Inc., senior secured note, 144A, 9.25%, 4/15/25	United States	35,000		37,363

Diversified Financial Services 0.7%
c,k,cc Banco Supervielle SA, senior note, 144A, FRN, 24.833%, (ARS BADLAR + 4.50%), 8/09/20	Argentina	1,900,000	ARS	15,564
[j] CFLD Cayman Investment Ltd., senior note, Reg S, 8.60%, 4/08/24	China	200,000		187,000
[j] FCE Bank PLC, senior note, Reg S,
E, 1.875%, 6/24/21	United Kingdom	255,000	EUR	275,533
E, 0.869%, 9/13/21	United Kingdom	395,000	EUR	419,504
[c] Financiera de Desarrollo Territorial SA Findeter, senior bond, 144A, 7.875%, 8/12/24	Colombia	795,000,000	COP	227,134
[c] Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., senior note, 144A,
5.25%, 3/15/22	United States	45,000		42,215
5.25%, 10/01/25	United States	120,000		102,437
4.25%, 2/01/27	United States	445,000		372,966
[j] MDC-GMTN BV, senior bond, Reg S, 4.50%, 11/07/28	United Arab Emirates	261,000		303,858
[c] One Call Corp., senior secured note, first lien, 144A, 7.50%, 7/01/24	United States	4,092,583		3,928,880
[c] Quicken Loans Inc., senior bond, 144A, 5.25%, 1/15/28	United States	520,000		526,289
[c,d] Refinitiv U.S. Holdings Inc., senior note, 144A, 8.25%, 11/15/26	United States	1,411,000		1,544,784

				7,946,164

Diversified Telecommunication Services 0.4%
[k] AT&T Inc., senior note, FRN, 1.10%, (3-Month USD LIBOR + 0.75%), 6/01/21	United States	155,000		155,604
[c] Cincinnati Bell Inc., senior note, 144A, 8.00%, 10/15/25	United States	3,855,000		3,994,339
[c] Kenbourne Invest SA, senior note, 144A, 6.875%, 11/26/24	Chile	200,000		200,438
Telecom Italia Capital SA, senior bond, 6.00%, 9/30/34	Italy	35,000		37,814

				4,388,195

Electric Utilities 0.3%
Bruce Mansfield Escrow, senior bond, zero cpn., 6/01/34	United States	6,394,000		57,066
[c] Enel SpA, sub. bond, 144A, 8.75% to 9/24/23, FRN thereafter, 9/24/73	Italy	200,000		227,750
[j] Eskom Holdings SOC Ltd., senior bond, Reg S,
5.75%, 1/26/21	South Africa	1,117,000		1,065,339
8.45%, 8/10/28	South Africa	891,000		810,587

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds and Notes (continued)
Electric Utilities (continued)
[c] Ipalco Enterprises Inc., senior secured bond, 144A, 4.25%, 5/01/30	United States	30,000		$31,774
[c] Vistra Operations Co. LLC, senior secured note, 144A, 3.70%, 1/30/27	United States	680,000		691,229

				2,883,745

Electronic Equipment, Instruments & Components 0.0%†
CDW LLC / CDW Finance Corp., senior note, 4.125%, 5/01/25	United States	115,000		118,163
[c,m] WESCO Distribution Inc., senior note, 144A, 7.125%, 6/15/25	United States	154,000		154,000

				272,163

Energy Equipment & Services 0.1%
[c] Transocean Inc., senior note, 144A,
7.25%, 11/01/25	United States	183,000		103,395
7.50%, 1/15/26	United States	1,345,000		739,750
8.00%, 2/01/27	United States	100,000		55,500

				898,645

Equity Real Estate Investment Trusts (REITs) 0.1%
Equinix Inc., senior bond, 3.20%, 11/18/29	United States	50,000		53,925
[d,f] Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC, senior note, 8.25%, 10/15/23	United States	1,201,000		1,132,333

				1,186,258

Food & Staples Retailing 0.0%†
[j] Casino Guichard Perrachon SA, Reg S,
[o] junior sub. bond, E, 3.992%, Perpetual	France	500,000	EUR	246,986
senior bond, E, 4.048%, 8/05/26	France	100,000	EUR	92,412

				339,398

Food Products 0.1%
[c] JBS USA LLC / Finance Inc., senior bond, 144A, 5.75%, 6/15/25	United States	1,078,000		1,107,645
[c] JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc., senior bond, 144A, 5.50%, 1/15/30	United States	25,000		25,995
Kraft Heinz Foods Co., senior bond,
5.00%, 6/04/42	United States	45,000		46,325
4.375%, 6/01/46	United States	95,000		89,109
[c] 144A, 4.875%, 10/01/49	United States	150,000		147,771
[c] Lamb Weston Holdings Inc., senior note, 144A, 4.875%, 5/15/28	United States	50,000		52,485

				1,469,330

Health Care Equipment & Supplies 0.0%†
[c,m] Ortho-Clinical Diagnostics Inc. / Ortho-Clinical Diagnostics SA, senior note, 144A, 7.375%, 6/01/25	United States	54,000		55,350

Health Care Providers & Services 0.1%
CVS Health Corp., senior note, 2.125%, 6/01/21	United States	400,000		404,737
[c] Envision Healthcare Corp., senior note, 144A, 8.75%, 10/15/26	United States	202,000		89,599
[c] Rede D’or Finance Sarl, senior bond, 144A, 4.50%, 1/22/30	Brazil	400,000		335,874
Tenet Healthcare Corp.,
secured note, 5.125%, 5/01/25	United States	20,000		20,359
[c] secured note, 144A, 6.25%, 2/01/27	United States	35,000		36,280
[c] senior secured note, 144A, 4.875%, 1/01/26	United States	45,000		46,317

				933,166

Hotels, Restaurants & Leisure 0.3%
[c] 1011778 BC ULC/New Red Finance Inc., secured note, 144A, 4.375%, 1/15/28	Canada	345,000		339,761
Boyd Gaming Corp., senior note, 6.375%, 4/01/26	United States	25,000		24,925
[c] 144A, 4.75%, 12/01/27	United States	308,000		284,368
[c] 144A, 8.625%, 6/01/25	United States	79,000		84,649

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds and Notes (continued)
Hotels, Restaurants & Leisure (continued)
Hyatt Hotels Corp.,
senior bond, 5.75%, 4/23/30	United States	95,000		$100,266
senior note, 5.375%, 4/23/25	United States	50,000		52,384
Marriott International Inc.,
senior bond, 4.625%, 6/15/30	United States	75,000		76,901
senior note, 2.125%, 10/03/22	United States	200,000		193,946
senior note, EE, 5.75%, 5/01/25	United States	45,000		48,641
[c] Royal Caribbean Cruises Ltd., senior secured note, 144A, 11.50%, 6/01/25	United States	395,000		419,172
[c,d] Scientific Games International Inc., senior secured note, 144A, 5.00%, 10/15/25	United States	1,343,000		1,260,305
[j] Tasty Bondco 1 SA, senior secured note, Reg S, 6.25%, 5/15/26	Spain	100,000	EUR	50,507

				2,935,825

Household Durables 0.0%†
[c] K. Hovnanian Enterprises Inc., senior secured note, 144A, 10.00%, 11/15/25	United States	703,000		242,535

Independent Power & Renewable Electricity Producers 0.0%†
The AES Corp.,
senior bond, 4.875%, 5/15/23	United States	5,000		5,048
senior bond, 5.50%, 4/15/25	United States	45,000		46,265
[c] senior secured bond, 144A, 3.95%, 7/15/30	United States	75,000		75,484
senior note, 6.00%, 5/15/26	United States	15,000		15,897
NRG Energy Inc.,
[c] senior bond, 144A, 5.25%, 6/15/29	United States	45,000		49,154
senior note, 5.75%, 1/15/28	United States	20,000		21,804

				213,652

Industrial Conglomerates 0.1%
General Electric Co., senior bond,
3.625%, 5/01/30	United States	110,000		109,011
4.35%, 5/01/50	United States	50,000		48,655
Icahn Enterprises LP / Icahn Enterprises Finance Corp., senior note,
4.75%, 9/15/24	United States	445,000		430,121
6.25%, 5/15/26	United States	85,000		85,641
5.25%, 5/15/27	United States	265,000		253,241

				926,669

Insurance 0.1%
American International Group Inc., senior bond, 4.375%, 6/30/50	United States	375,000		416,262
[d,k] Genworth Holdings Inc., senior bond, FRN, 2.395%, (3-Month USD LIBOR + 2.00%), 11/15/66	United States	1,623,000		519,360
[c] Metropolitan Life Global Funding I, secured note, 144A, 2.40%, 6/17/22	United States	290,000		299,733
[c,k] New York Life Global Funding, secured note, 144A, FRN, 0.821%, (3-Month USD LIBOR + 0.32%), 8/06/21	United States	380,000		380,449

				1,615,804

Internet & Direct Marketing Retail 0.1%
Booking Holdings Inc.,
senior bond, 4.625%, 4/13/30	United States	230,000		263,864
senior note, 4.50%, 4/13/27	United States	145,000		161,773
eBay Inc., senior bond, 4.00%, 7/15/42	United States	15,000		15,639
Expedia Group Inc., senior note,
3.25%, 2/15/30	United States	250,000		224,452
[c] 144A, 6.25%, 5/01/25	United States	315,000		336,700
[c] 144A, 7.00%, 5/01/25	United States	160,000		171,139

				1,173,567

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds and Notes (continued)
IT Services 0.1%
[c,d] GTT Communications Inc., senior note, 144A, 7.875%, 12/31/24	United States	1,253,000	$699,330
[c] Science Applications International Corp., senior note, 144A, 4.875%, 4/01/28	United States	97,000	99,289

			798,619

Media 0.3%
[c] CCO Holdings LLC / CCO Holdings Capital Corp., senior bond, 144A, 4.50%, 8/15/30	United States	130,000	135,180
[c] Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, senior secured note, 144A, 5.50%, 5/01/25	United States	238,000	242,760
[c] Clear Channel Worldwide Holdings Inc., senior secured note, 144A, 5.125%, 8/15/27	United States	195,000	195,451
[c] GE Capital Funding LLC, senior note, 144A, 4.40%, 5/15/30	United States	415,000	431,188
iHeartCommunications Inc.,
senior note, 8.375%, 5/01/27	United States	760,000	712,359
[f] senior secured note, 6.375%, 5/01/26	United States	40,000	41,898
[c] senior secured note, 144A, 5.25%, 8/15/27	United States	75,000	73,651
[c] senior secured note, 144A, 4.75%, 1/15/28	United States	175,000	168,314
Netflix Inc., senior bond,
4.875%, 4/15/28	United States	20,000	21,413
[c] 144A, 4.875%, 6/15/30	United States	45,000	48,686
[c] Outfront Media Capital LLC / Outfront Media Capital Corp., senior bond, 144A, 4.625%, 3/15/30	United States	65,000	59,951
[c] Sirius XM Radio Inc., 144A,
senior bond, 5.00%, 8/01/27	United States	145,000	151,861
senior bond, 5.50%, 7/01/29	United States	15,000	16,047
senior note, 4.625%, 7/15/24	United States	35,000	35,928
ViacomCBS Inc., senior bond,
4.95%, 1/15/31	United States	290,000	321,553
4.20%, 5/19/32	United States	260,000	269,060
4.375%, 3/15/43	United States	85,000	81,277
[c] Virgin Media Secured Finance PLC, senior secured bond, 144A, 5.50%, 8/15/26	United Kingdom	200,000	209,081

			3,215,658

Metals & Mining 0.1%
[c] CSN Islands XI Corp., senior note, 144A, 6.75%, 1/28/28	Brazil	414,000	324,990
[c] First Quantum Minerals Ltd., senior note, 144A, 6.875%, 3/01/26	Zambia	200,000	177,463
[c] Newcrest Finance Pty Ltd., senior bond, 144A, 3.25%, 5/13/30	Australia	85,000	88,907
[c] U.S. Steel Corp., senior secured note, 144A, 12.00%, 6/01/25	United States	376,000	376,470

			967,830

Multiline Retail 0.1%
Dollar General Corp., senior bond, 3.50%, 4/03/30	United States	55,000	61,633
Kohl’s Corp., senior note, 9.50%, 5/15/25	United States	390,000	414,978
[c,m] Macy’s Inc., senior secured note, 144A, 8.375%, 6/15/25	United States	226,000	229,673

			706,284

Oil, Gas & Consumable Fuels 0.9%
[c] AKER BP ASA, senior bond, 144A, 3.75%, 1/15/30	Norway	350,000	321,703
[c,e] Bruin E&P Partners LLC, senior note, 144A, 8.875%, 8/01/23	United States	590,000	14,750
[c] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	785,000	15,700
Callon Petroleum Co., senior note, 6.25%, 4/15/23	United States	372,000	122,059
[c] Cheniere Corpus Christi Holdings LLC, senior secured bond, 144A, 3.70%, 11/15/29	United States	335,000	334,530
Energy Transfer Operating LP, senior bond, 5.00%, 5/15/50	United States	295,000	284,794

36	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds and Notes (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Inc., senior bond, 5.05%, 2/15/46	United States	40,000		$46,114
[c] Lonestar Resources America Inc., senior note, 144A, 11.25%, 1/01/23	United States	95,000		7,125
[c] Moss Creek Resources Holdings Inc., senior note, 144A,
7.50%, 1/15/26	United States	27,000		14,295
10.50%, 5/15/27	United States	559,000		322,018
Petrobras Global Finance BV,
senior bond, 6.90%, 3/19/49	Brazil	797,000		795,621
senior bond, 6.75%, 6/03/50	Brazil	108,000		105,575
senior note, 8.75%, 5/23/26	Brazil	1,055,000		1,231,517
Petroleos Mexicanos,
[c] senior bond, 144A, 5.95%, 1/28/31	Mexico	1,204,000		981,140
senior bond, 6.625%, 6/15/35	Mexico	380,000		306,202
senior bond, 6.375%, 1/23/45	Mexico	1,018,000		758,710
senior bond, 6.75%, 9/21/47	Mexico	1,355,000		1,049,034
senior bond, 6.35%, 2/12/48	Mexico	1,489,000		1,112,573
[c] senior bond, 144A, 6.95%, 1/28/60	Mexico	415,000		324,567
senior note, 3.50%, 1/30/23	Mexico	959,000		909,271
senior note, 4.50%, 1/23/26	Mexico	288,000		245,889
[c] Sabine Pass Liquefaction LLC, senior secured bond, 144A, 4.50%, 5/15/30	United States	270,000		296,118
[c] YPF Sociedad Anonima,
senior bond, 144A, 6.95%, 7/21/27	Argentina	105,000		64,726
[k] senior note, 144A, FRN, 31.438%, (ARS BADLAR + 4.00%), 7/07/20	Argentina	245,000		38,406

				9,702,437

Paper & Forest Products 0.0%†
[c,n] Paper Industries Financing SARL, senior note, 144A, PIK, 0.25%, 2/04/28	Luxembourg	48,210		5,084
[c] Paper Industries Intermediate Financing SARL, senior secured note, 144A, 6.00%, 3/01/25	Luxembourg	76,000		63,695

				68,779

Pharmaceuticals 0.2%
Bausch Health Cos. Inc., senior note,
[c] 144A, 6.25%, 2/15/29	United States	325,000		333,938
[j] Reg S, 4.50%, 5/15/23	United States	305,000	EUR	336,859
[c] Teva Pharmaceutical Finance Netherlands II BV, senior note, 144A, 6.00%, 1/31/25	Israel	335,000	EUR	402,471
Teva Pharmaceutical Finance Netherlands III BV,
senior bond, 3.15%, 10/01/26	Israel	220,000		198,320
senior bond, 4.10%, 10/01/46	Israel	1,145,000		966,666
[c] senior note, 144A, 7.125%, 1/31/25	Israel	200,000		215,021

				2,453,275

Real Estate Management & Development 0.0%†
[c] Kaisa Group Holdings Ltd., senior secured note, 144A, 11.95%, 10/22/22	China	345,000		342,507

Road & Rail 0.2%
[c] Avis Budget Car Rental LLC / Avis Budget Finance Inc., 144A,
senior bond, 5.25%, 3/15/25	United States	50,000		40,250
senior note, 6.375%, 4/01/24	United States	100,000		83,115
[f] senior secured note, 10.50%, 5/15/25	United States	118,000		131,865
[c] Penske Truck Leasing Co. LP / PTL Finance Corp., senior note, 144A, 3.65%, 7/29/21	United States	285,000		289,865

franklintempleton.com	Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds and Notes (continued)
Road & Rail (continued)
[c] Uber Technologies Inc., senior note, 144A,
7.50%, 5/15/25	United States	295,000	$294,262
8.00%, 11/01/26	United States	1,085,000	1,106,261
7.50%, 9/15/27	United States	290,000	295,265

			2,240,883

Semiconductors & Semiconductor Equipment 0.1%
Broadcom Corp. / Broadcom Cayman Finance Ltd., senior note, 3.875%, 1/15/27	United States	10,000	10,536
[c] Broadcom Inc., senior bond, 144A,
4.75%, 4/15/29	United States	405,000	444,332
5.00%, 4/15/30	United States	135,000	149,550
4.30%, 11/15/32	United States	490,000	519,114
Micron Technology Inc., senior bond, 5.327%, 2/06/29	United States	385,000	444,662
[c] NXP BV / NXP Funding LLC / NXP USA Inc., 144A,
senior bond, 3.40%, 5/01/30	Netherlands	25,000	26,083
senior note, 3.15%, 5/01/27	Netherlands	40,000	40,995

			1,635,272

Specialty Retail 1.0%
Autonation Inc., senior bond, 4.75%, 6/01/30	United States	40,000	41,726
Bed Bath & Beyond Inc., senior bond, 5.165%, 8/01/44	United States	101,000	51,889
[c] Carvana Co., senior note, 144A, 8.875%, 10/01/23	United States	757,000	767,874
[c] The Gap Inc., senior secured note, 144A,
8.375%, 5/15/23	United States	118,000	125,965
8.875%, 5/15/27	United States	180,000	189,450
L Brands Inc., senior bond,
5.625%, 2/15/22	United States	30,000	29,317
[d] 6.875%, 11/01/35	United States	1,299,000	1,081,054
[c] Staples Inc., senior secured note, 144A, 7.50%, 4/15/26	United States	1,006,000	881,145
[c] Vericast Corp./Harland Clarke, senior secured note, 144A, 12.50%, 5/01/24	United States	7,271,934	7,435,552

			10,603,972

Textiles, Apparel & Luxury Goods 0.0%†
[c] Levi Strauss & Co., senior note, 144A, 5.00%, 5/01/25	United States	290,000	296,857

Trading Companies & Distributors 0.0%†
Aircastle Ltd., senior note, 4.25%, 6/15/26	United States	310,000	242,548

Wireless Telecommunication Services 0.1%
[c] T-Mobile USA Inc., senior secured bond, 144A, 3.875%, 4/15/30	United States	850,000	925,718

Total Corporate Bonds and Notes (Cost $90,540,021)			90,010,590

Corporate Bonds and Notes in Reorganization 0.8%
Diversified Telecommunication Services 0.3%
[h] Frontier Communications Corp.,
senior bond, 7.125%, 1/15/23	United States	132,000	41,828
senior bond, 7.625%, 4/15/24	United States	74,000	24,096
senior bond, 6.875%, 1/15/25	United States	33,000	10,433
senior bond, 9.00%, 8/15/31	United States	361,000	115,756
[c] senior secured note, 144A, 8.00%, 4/01/27	United States	752,000	775,361
[c,h] Intelsat Jackson Holdings SA, senior secured note, first lien, 144A, 9.50%, 9/30/22	Luxembourg	2,151,000	2,427,436

			3,394,910

38	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds and Notes in Reorganization (continued)
Electric Utilities 0.4%
[h] Pacific Gas & Electric Co., senior bond,
3.30%, 3/15/27	United States	49,000		$50,135
5.80%, 3/01/37	United States	741,000		843,443
[d] 5.40%, 1/15/40	United States	597,000		679,535
[d] 4.45%, 4/15/42	United States	1,108,000		1,173,699
[d] 4.75%, 2/15/44	United States	870,000		955,477

				3,702,289

Equity Real Estate Investment Trusts (REITs) 0.0%†
[c,h] Neiman Marcus Group Ltd. LLC / Neiman Marcus Group LLC / Mariposa Borrower, secured note, 144A, 8.00%, 10/25/24	United States	718,000		25,130

Media 0.1%
[h] The McClatchy Co., senior secured note, 9.00%, 7/15/26	United States	1,432,000		1,396,866

Oil, Gas & Consumable Fuels 0.0%†
[e,h] Bellatrix Exploration Ltd., secured note,
8.50%, 9/11/23	Canada	141,000		—
12.50%, 12/15/23	Canada	154,000		—
[h] Whiting Petroleum Corp., senior note, 6.625%, 1/15/26	United States	505,000		59,668

				59,668

Road & Rail 0.0%†
[h] The Hertz Corp., senior note, 6.25%, 10/15/22	United States	45,000		8,128

Total Corporate Bonds and Notes in Reorganization (Cost $8,932,419)				8,586,991

[k,p] Senior Floating Rate Interests 0.0%†

Diversified Financial Services 0.0%†
Ziggo BV, Term Loan H, 3.00%, (3-Month EURIBOR + 3.00%), 1/31/29	United States	115,000		124,145

Oil, Gas & Consumable Fuels 0.0%†
California Resources Corp., Initial Term Loan, 5.75%, (1-Month USD LIBOR + 4.75%), 12/31/22	United States	873,000		256,080

Wireless Telecommunication Services 0.0%†
T-Mobile USA Inc., Term Loan B, 3.174%, (1-Month USD LIBOR + 3.00%), 4/01/27	United States	115,000		115,150

Total Senior Floating Rate Interests (Cost $1,082,914)				495,375

Senior Floating Rate Interests in Reorganization (Cost $197,759) 0.0%†

Oil, Gas & Consumable Fuels 0.0%†
[e,h] Gavilan Resources LLC, Initial Term Loan, second lien, 7.603%, 3/01/24	United States	200,000		15,750

[q] Credit-Linked Notes (Cost $898,315) 0.1%
[c] ICBC Standard Bank PLC, (Ukraine), 144A, 15.36%, 10/01/21	Ukraine	21,939,000	UAH	833,162

Foreign Government and Agency Securities 2.3%
[k] The Export-Import Bank of Korea, senior note, FRN, 1.741%, (3-Month USD LIBOR + 0.53%), 6/25/22	South Korea	215,000		213,207
Government of Argentina, senior note,
5.875%, 1/11/28	Argentina	1,619,000		595,080
6.875%, 1/26/27	Argentina	677,000		248,967
k,cc FRN, 38.036%, (ARLLMONP), 6/21/20	Argentina	2,275,000	ARS	18,287
[j] Government of Bahrain, senior bond, Reg S, 7.00%, 1/26/26	Bahrain	467,000		499,655
Government of Colombia, senior bond, 5.20%, 5/15/49	Colombia	238,000		279,892

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Foreign Government and Agency Securities (continued)
Government of Egypt, senior bond,
[c] 144A, 8.15%, 11/20/59	Egypt	215,000		$198,875
[c] 144A, 8.875%, 5/29/50	Egypt	530,000		523,455
[j] Reg S, 8.70%, 3/01/49	Egypt	822,000		804,607
Government of Italy, senior note, 2.375%, 10/17/24	Italy	350,000		350,355
Government of Mexico, senior bond,
4.75%, 4/27/32	Mexico	540,000		585,900
5.00%, 4/27/51	Mexico	558,000		601,245
[j] Government of Nigeria, senior note, Reg S, 7.625%, 11/21/25	Nigeria	363,000		349,206
Government of Paraguay, senior bond,
[c] 144A, 4.95%, 4/28/31	Paraguay	200,000		215,625
[j] Reg S, 4.625%, 1/25/23	Paraguay	1,736,000		1,814,120
Government of Russia,
[j] senior bond, Reg S, 5.25%, 6/23/47	Russia	800,000		1,079,600
senior bond, 6225, 7.25%, 5/10/34	Russia	131,836,000	RUB	2,146,363
senior note, 6227, 7.40%, 7/17/24	Russia	180,207,000	RUB	2,800,616
senior note, 6229, 7.15%, 11/12/25	Russia	240,745,000	RUB	3,758,470
senior note, 6232, 6.00%, 10/06/27	Russia	155,262,000	RUB	2,309,302
[c] Government of Saudi Arabia, senior bond, 144A,
2.75%, 2/03/32	Saudi Arabia	1,212,000		1,209,055
3.75%, 1/21/55	Saudi Arabia	354,000		349,575
Government of Ukraine,
[c] senior bond, 144A, 4.375%, 1/27/30	Ukraine	453,000		413,482
[j] senior bond, Reg S, zero cpn., 5/31/40	Ukraine	1,787,000		1,537,774
[j] senior bond, Reg S, 7.375%, 9/25/32	Ukraine	820,000		785,224
[j] senior note, Reg S, 7.75%, 9/01/22	Ukraine	1,040,000		1,053,752
k,cc Provincia de Buenos Aires, FRN,
29.872%, (ARS BADLAR + 3.83%), 5/31/22	Argentina	18,295,000	ARS	99,489
[j] Reg S, 26.874%, (ARS BADLAR + 3.75%), 4/12/25	Argentina	3,670,000	ARS	19,394
[j] ZAR Sovereign Capital Fund Property Ltd., senior note, Reg S, 3.903%, 6/24/20	South Africa	573,000		573,951

Total Foreign Government and Agency Securities (Cost $25,761,145)				25,434,523

Asset-Backed Securities and Commercial Mortgage-Backed Securities 5.2%

Banks 0.0%†
c,r,cc Banco Hipotecario SA, senior note, 144A, FRN, 30.563%, (ARS BADLAR + 4.00%), 11/07/22	Argentina	3,160,000	ARS	22,707

Consumer Finance 0.1%
[r] Discover Card Execution Note Trust, 2018-A3, A3, FRN, 0.414%, (1-Month USD LIBOR + 0.23%), 12/15/23	United States	345,000		345,535
[c,r] OHA Loan Funding Ltd., 2020-1A, CR, 144A, FRN, 3.085%, (3-Month USD LIBOR + 1.95%), 1/20/33	United States	390,000		367,113
World Financial Network Credit Card Master Trust, 2019-C, M, 2.71%, 7/15/26	United States	415,000		403,329

				1,115,977

Diversified Financial Services 3.9%
[c] Accelerated Assets LLC, 2018-1, B, 144A, 4.51%, 12/02/33	United States	66,396		65,066
[c] Adams Outdoor Advertising LP, 2018-1, A, 144A, 4.81%, 11/15/48	United States	184,903		184,330
[c,m,r] AGL CLO 3 Ltd., 2020-3A, C, 144A, FRN, 3.04%, (3-Month USD LIBOR + 2.15%), 1/15/33	United States	285,000		268,963
[c] AIM Aviation Finance Ltd., 2015-1A, B1, 144A, 5.072%, 2/15/40	United States	170,624		50,896
[c,r] Allegro CLO VI Ltd., 2018-2A, D, 144A, FRN, 3.885%, (3-Month USD LIBOR + 2.75%), 1/17/31	United States	250,000		216,250
Ally Auto Receivables Trust, 2019-4, A3, 1.84%, 6/17/24	United States	390,000		397,510

40	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financial Services (continued)
Alternative Loan Trust, 2006-6CB, 2A11, 5.50%, 5/25/36	United States	330,454	$196,594
AmeriCredit Automobile Receivables Trust,
2018-2, D, 4.01%, 7/18/24	United States	155,000	156,947
[r] 2018-3, A2B, FRN, 0.432%, (1-Month USD LIBOR + 0.25%), 1/18/22	United States	14,513	14,511
2018-3, D, 4.04%, 11/18/24	United States	205,000	211,330
[c,r] Anchorage Capital CLO 9 Ltd., 2019-9A, DR, 144A, FRN, 5.219%, (3-Month USD LIBOR + 4.00%), 7/15/32	United States	450,000	424,116
[r] Argent Securities Inc., 2004-W3, M4, FRN, 4.199%, (1-Month USD LIBOR + 4.58%), 2/25/34	United States	258,604	203,505
[c] Ascentium Equipment Receivables Trust, 2017-2A, C, 144A, 2.87%, 8/10/22	United States	25,000	25,176
[c,s,t] BANK, 2019-BN21, XF, 144A, IO, FRN, 1.052%, 10/17/52	United States	11,400,000	550,175
[c,r] Barings CLO Ltd., 2019-4A, C, 144A, FRN, 4.703%, (3-Month USD LIBOR + 2.80%), 1/15/33	United States	400,000	396,607
[c] Bayview Opportunity Master Fund IVA Trust, 2019-RN2, A1, 144A, 3.967%, 3/28/34	United States	11,599	11,747
[s] Bear Stearns ALT-A Trust, 2006-3, 21A1, FRN, 3.549%, 5/25/36	United States	1,352,206	1,117,948
[c] Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A, A, 144A, 4.213%, 12/16/41	United States	203,376	158,946
California Republic Auto Receivables Trust, 2018-1, D, 4.33%, 4/15/25	United States	115,000	113,134
[c,r] Canyon Capital CLO, 2019-2A, E, 144A, FRN, 8.369%, (3-Month USD LIBOR + 7.15%), 10/15/32	United States	250,000	212,740
Carmax Auto Owner Trust,
2018-2, D, 3.99%, 4/15/25	United States	100,000	101,495
2018-4, D, 4.15%, 4/15/25	United States	60,000	59,223
2019-1, A3, 3.05%, 3/15/24	United States	245,000	252,513
[c,r] Catamaran CLO 2013-1 Ltd., 2017-1A, CR, 144A, FRN, 2.791%, (3-Month USD LIBOR + 1.80%), 1/27/28	United States	250,000	241,875
[c] Chesapeake Funding II LLC, 144A,
[r] 2017-4A, A2, FRN, 0.494%, (1-Month USD LIBOR + 0.31%), 11/15/29	Canada	64,527	64,350
2018-1A, D, 3.92%, 4/15/30	Canada	115,000	117,740
CHL Mortgage Pass-Through Trust,
[r] 2003-15, 1A1, FRN, 0.668%, (1-Month USD LIBOR + 0.50%), 6/25/42	United States	102,004	94,693
2004-4, M, 5.50%, 5/25/34	United States	1,476,476	1,025,132
[s] 2006-HYB4, 3B, FRN, 4.022%, 6/20/36	United States	1,992,246	1,676,397
[c] CIG Auto Receivables Trust, 2017-1A, A, 144A, 2.71%, 5/15/23	United States	2,455	2,457
[c] Coinstar Funding LLC, 2017-1A, A2, 144A, 5.216%, 4/25/47	United States	237,650	229,285
[c,r] Connecticut Avenue Securities Trust, 2020-R01, 1M2, 144A, FRN,
2.218%, (1-Month USD LIBOR + 2.05%), 1/25/40	United States	85,000	77,399
[c] CoreVest American Finance Trust, 2019-2, B, 144A, 3.424%, 6/15/52	United States	100,000	94,392
[c] CPS Auto Receivables Trust, 2018-D, C, 144A, 3.83%, 9/15/23	United States	100,000	101,690
[c] CSMC Trust, 144A,
2018-RPL2, A1, 4.301%, 8/25/62	United States	190,288	178,688
[s] 2019-RP10, A1, FRN, 3.157%, 12/26/59	United States	162,876	165,298
[c] DB Master Finance LLC, 2019-1A, A23, 144A, 4.352%, 5/20/49	United States	49,625	50,774
[c,s] DBUBS Mortgage Trust, 2017-BRBK, D, 144A, FRN, 3.53%, 10/10/34	United States	100,000	99,820
[c] Domino’s Pizza Master Issuer LLC, 144A,
2017-1A, A23, 4.118%, 7/25/47	United States	165,750	173,061
2018-1A, A2II, 4.328%, 7/25/48	United States	78,600	82,444
2019-1A, A2, 3.668%, 10/25/49	United States	169,150	170,209
Drive Auto Receivables Trust,
2018-1, D, 3.81%, 5/15/24	United States	220,000	222,393
2018-3, D, 4.30%, 9/16/24	United States	25,000	25,565
2018-5, D, 4.30%, 4/15/26	United States	125,000	126,728
[c] Driven Brands Funding LLC, 2018-1A, A2, 144A, 4.739%, 4/20/48	United States	58,800	57,453
[c] DT Auto Owner Trust, 2018-2A, D, 144A, 4.15%, 3/15/24	United States	90,000	91,796

franklintempleton.com	Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financial Services (continued)
[c] Education Funding Trust Trust, 2020-A, A, 144A, 2.79%, 7/25/41	United States	199,916		$200,687
[c] Fairstone Financial Issuance Trust I, 2019-1A, A, 144A, 3.948%, 3/21/33	Canada	150,000	CAD	107,944
[s] FNMA, 2004-T5, AB7, FRN, 0.987%, 5/28/35	United States	372,741		344,333
[c] First Investors Auto Owner Trust, 2019-2A, D, 144A, 2.80%, 12/15/25	United States	40,000		38,311
[c] Flagship Credit Auto Trust, 144A,
2019-2, D, 3.53%, 5/15/25	United States	165,000		158,068
2019-4, D, 3.12%, 1/15/26	United States	90,000		85,772
2020-1, D, 2.48%, 3/16/26	United States	140,000		129,444
[c,r] Galaxy XXVI CLO Ltd., 2018-26A, E, 144A, FRN, 6.208%, (3-Month USD LIBOR + 5.85%), 11/22/31	United States	260,000		210,799
[c] GCAT LLC, 2020-1, A1, 144A, 2.981%, 1/26/60	United States	88,711		84,666
[c] GLS Auto Receivables Trust, 144A,
2018-3A, B, 3.78%, 8/15/23	United States	70,000		70,668
2019-2A, C, 3.54%, 2/18/25	United States	255,000		247,460
2020-1A, C, 2.72%, 11/17/25	United States	150,000		143,810
[c,r] GPMT Ltd., 144A, FRN,
2018-FL1, C, 2.321%, (1-Month USD LIBOR + 2.15%), 11/19/35	United States	1,250,000		1,167,200
2019-FL2, D, 3.134%, (1-Month USD LIBOR + 2.95%), 2/22/36	United States	1,000,000		853,430
[j,r] Great Hall Mortgages No 1 PLC, 2006-1, DA, FRN, Reg S, 1.333%, (3-Month GBP LIBOR + 0.82%), 6/18/38	United Kingdom	1,330,000	GBP	1,342,748
[c,r] GSRPM Mortgage Loan Trust, 2002-1A, M1, 144A, FRN, 2.118%, (1-Month USD LIBOR + 1.95%), 11/25/31	United States	1,057,592		1,027,390
[c,r] Halcyon Loan Advisors Funding Ltd., 2014-1A, D, 144A, FRN, 4.635%, (3-Month USD LIBOR + 3.50%), 4/18/26	United States	2,190,000		1,910,267
[c] Hertz Vehicle Financing II LP, 2017-2A, A, 144A, 3.29%, 10/25/23	United States	91,473		87,369
Honda Auto Receivables Owner Trust, 2019-1, A3, 2.83%, 3/20/23	United States	150,000		154,366
[c] Horizon Aircraft Finance I Ltd., 2018-1, A, 144A, 4.458%, 12/15/38	United States	235,379		204,282
[c,r] HPLY Trust, 2019-HIT, C, 144A, FRN, 1.784%, (1-Month USD LIBOR + 1.60%), 11/15/36	United States	86,057		75,787
[c,r] JFIN CLO Ltd., 2017-1A, DR, 144A, FRN, 3.391%, (3-Month USD LIBOR + 2.65%), 3/15/26	United States	1,530,000		1,205,702
[c] Kestrel Aircraft Funding Ltd., 2018-1A, A, 144A, 4.25%, 12/15/38	United States	222,663		182,850
[c] Legacy Mortgage Asset Trust, 144A,
2018-GS2, A1, 4.00%, 4/25/58	United States	171,014		169,394
2019-GS3, A1, 3.75%, 4/25/59	United States	114,493		115,646
2020-GS1, A1, 2.882%, 10/25/59	United States	263,195		256,435
[c,r] LoanCore Issuer Ltd., 2018-CRE1, D, 144A, FRN, 3.134%, (1-Month USD LIBOR + 2.95%), 5/15/28	United States	1,600,000		1,372,042
[c] Marlette Funding Trust, 144A,
2019-3A, A, 2.69%, 9/17/29	United States	109,351		109,252
2019-4A, B, 2.95%, 12/17/29	United States	290,000		264,912
[r] Merrill Lynch Mortgage Investors Trust Series, 2007-MLN1, A2D, FRN, 0.488%, (1-Month USD LIBOR + 0.32%), 3/25/37	United States	1,122,023		906,170
[s] Morgan Stanley Mortgage Loan Trust, 2004-11AR, 2A, FRN, 3.115%, 1/25/35	United States	406,573		377,806
[c,r] Mountain View CLO Ltd., 2018-1A, DRR, 144A, FRN, 4.869%, (3-Month USD LIBOR + 3.65%), 10/15/26	United States	2,000,000		1,674,303
[c] Navient Private Education Refi Loan Trust, 144A,
2019-FA, B, 3.12%, 8/15/68	United States	210,000		202,962
2019-GA, B, 3.08%, 10/15/68	United States	140,000		134,188
[c,r] Navistar Financial Dealer Note Master Owner Trust II, 2018-1, A, 144A, FRN, 0.798%, (1-Month USD LIBOR + 0.63%), 9/25/23	United States	60,000		59,035
[c,r] Neuberger Berman CLO XIV Ltd., 2020-14A, CR2, 144A, FRN,
2.787%, (3-Month USD LIBOR + 1.90%), 1/28/30	United States	410,000		384,353

42	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financial Services (continued)
[c,r] Neuberger Berman Loan Advisers CLO 30 Ltd., 2019-30A, E, 144A, FRN, 7.885%, (3-Month USD LIBOR + 6.75%), 1/20/31	United States	565,000	$481,062
[c,r] NextGear Floorplan Master Owner Trust, 144A, FRN,
2017-2A, A1, 0.864%, (1-Month USD LIBOR + 0.68%), 10/17/22	United States	220,000	218,264
2018-1A, A1, 0.824%, (1-Month USD LIBOR + 0.64%), 2/15/23	United States	500,000	493,512
Nissan Auto Receivables Owner Trust,
2018-A, A3, 2.65%, 5/16/22	United States	160,852	162,388
[r] 2018-C, A2B, FRN, 0.354%, (1-Month USD LIBOR + 0.17%), 10/15/21	United States	92,695	92,716
[r] Nomura Home Equity Loan Inc. Home Equity Loan Trust Series, 2006-WF1, M4, FRN, 0.538%, (1-Month USD LIBOR + 0.37%), 3/25/36	United States	1,294,433	1,055,529
[c,r] Octagon Investment Partners XXII Ltd., 2018-1A, CRR, 144A, FRN, 2.998%, (3-Month USD LIBOR + 1.90%), 1/22/30	United States	250,000	232,610
[c] OneMain Financial Issuance Trust, 2015-3A, B, 144A, 4.16%, 11/20/28	United States	155,000	155,323
[c] Oxford Finance Funding LLC, 2019-1A, A2, 144A, 4.459%, 2/15/27	United States	50,000	50,003
[c] Planet Fitness Master Issuer LLC, 144A,
2018-1A, A2I, 4.262%, 9/05/48	United States	167,450	161,598
2019-1A, A2, 3.858%, 12/05/49	United States	149,625	116,989
[c] Prestige Auto Receivables Trust, 2019-1A, E, 144A, 3.90%, 5/15/26	United States	100,000	87,273
[c] Progress Residential Trust, 2019-SFR1, E, 144A, 4.466%, 8/17/35	United States	115,000	113,638
RALI Series Trust, 2007-QS2, AP, zero cpn., 1/25/37	United States	205,990	144,780
[c,s] RBSSP Resecuritization Trust, 2009-12, 17A2, 144A, FRN, 4.072%, 10/25/35	United States	633,895	604,637
[c] RCO V Mortgage LLC, 2019-1, A1, 144A, 3.721%, 5/24/24	United States	157,783	148,710
[c] Republic Finance Issuance Trust, 2019-A, A, 144A, 3.43%, 11/22/27	United States	240,000	229,672
Santander Drive Auto Receivables Trust,
2018-2, D, 3.88%, 2/15/24	United States	275,000	279,702
2018-3, D, 4.07%, 8/15/24	United States	210,000	214,187
2019-2, D, 3.22%, 7/15/25	United States	210,000	209,484
2020-1, D, 5.35%, 3/15/28	United States	230,000	236,617
[c] SCF Equipment Leasing LLC, 2018-1A, C, 144A, 4.21%, 4/20/27	United States	255,000	257,299
[c,s] Security National Mortgage Loan Trust, 2004-1A, AF3, 144A, FRN, 6.42%, 6/25/32	United States	1,991,400	1,713,971
[c,r] Silvermore CLO Ltd., 2014-1A, C, 144A, FRN, 3.842%, (3-Month USD LIBOR + 3.45%), 5/15/26	United States	1,250,000	1,099,562
[c] S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	223,760	188,475
[r] SLM Private Credit Student Loan Trust, FRN,
2003-B, A3, 3.683%, (28-Day T-Bill + 1.00%), 3/15/33	United States	250,000	232,295
2003-B, A4, 3.722%, (28-Day T-Bill + 1.00%), 3/15/33	United States	50,000	46,372
[c,r] SMB Private Education Loan Trust, 2017-B, A2B, 144A, FRN, 0.934%, (1-Month USD LIBOR + 0.75%), 10/15/35	United States	77,043	74,755
[c] SoFi Consumer Loan Program Trust, 144A,
2018-1, B, 3.65%, 2/25/27	United States	100,000	99,867
2019-4, C, 2.84%, 8/25/28	United States	130,000	111,910
[c] SoFi Professional Loan Program LLC, 2016-A, B, 144A, 3.57%, 1/26/38	United States	54,972	55,681
[r] Soundview Home Loan Trust, 2006-WF2, M3, FRN, 0.618%, (1-Month USD LIBOR + 0.45%), 12/25/36	United States	1,743,389	1,507,400
[c] Sprite Ltd., 2017-1, B, 144A, 5.75%, 12/15/37	United States	165,688	96,272
[c] Stack Infrastructure Issuer LLC, 2019-1A, A2, 144A, 4.54%, 2/25/44	United States	123,438	127,217
[c,r] Staniford Street CLO Ltd., 2014-1A, D, 144A, FRN, 4.241%, (3-Month USD LIBOR + 3.50%), 6/15/25	United States	1,650,000	1,520,938
[c,e,r] Starwood Retail Property Trust, 2014-STAR, E, 144A, FRN, 4.584%, (1-Month USD LIBOR + 4.40%), 11/15/27	United States	200,000	72,146
[c] Taco Bell Funding LLC, 2018-1A, A2II, 144A, 4.94%, 11/25/48	United States	187,150	196,430
[c] TAL Advantage V LLC, 2013-2A, A, 144A, 3.55%, 11/20/38	United States	35,000	35,113
[c,r] TICP CLO II-2 Ltd., 2018-IIA, C, 144A, FRN, 4.085%, (3-Month USD LIBOR + 2.95%), 4/20/28	United States	1,020,000	892,492

franklintempleton.com	Annual Report	43

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financial Services (continued)
[c,s] Towd Point Mortgage Trust, 2015-2, 1A13, 144A, FRN, 2.50%, 11/25/60	United States	64,739	$65,198
[c] Tricon American Homes Trust, 2017-SFR1, F, 144A, 5.151%, 9/17/34	United States	240,000	237,375
[c,r] TRTX Issuer Ltd., 2019-FL3, B, 144A, FRN, 1.934%, (1-Month USD LIBOR + 1.75%), 9/15/34	United States	1,300,000	1,197,125
[c,r] VERDE CLO Ltd., 2019-1A, E, 144A, FRN, 8.119%, (3-Month USD LIBOR + 6.90%), 4/15/32	United States	340,000	274,265
[c] Vericrest Opportunity Loan Trust, 2019-NPL5, A1A, 144A, 3.352%, 9/25/49	United States	310,835	296,357
[c,r] VMC Finance LLC, 2019-FL3, C, 144A, FRN, 2.234%, (1-Month USD LIBOR + 2.05%), 9/15/36	United States	555,869	401,823
[c] VOLT LXXXIII LLC, 2019-NPL9, A1A, 144A, 3.327%, 11/26/49	United States	90,682	86,486
[c] VOLT LXXXVII LLC, 2020-NPL3, A1A, 144A, 2.981%, 2/25/50	United States	245,880	234,400
[c] Wendy’s Funding LLC, 2018-1A, A2II, 144A, 3.884%, 3/15/48	United States	215,050	213,549
[c,r] York CLO-6 Ltd., 2019-1A, D, 144A, FRN, 5.098%, (3-Month USD LIBOR + 4.00%), 7/22/32	United States	455,000	427,703

			43,870,382

Equity Real Estate Investment Trusts (REITs) 0.1%
[c] American Homes 4 Rent, 144A,
2014-SFR2, E, 6.231%, 10/17/36	United States	250,000	273,459
2014-SFR3, E, 6.418%, 12/17/36	United States	100,000	110,409
2015-SFR1, E, 5.639%, 4/17/52	United States	210,000	217,967
[c] Colony American Finance Ltd., 2015-1, D, 144A, 5.649%, 10/15/47	United States	115,000	117,637
[c] Diamond Resorts Owner Trust, 144A,
2017-1A, C, 6.07%, 10/22/29	United States	28,436	28,309
2018-1, C, 4.53%, 1/21/31	United States	74,324	71,440
2019-1A, B, 3.53%, 2/20/32	United States	76,626	73,122

			892,343

Mortgage Real Estate Investment Trusts (REITs) 1.0%
[c,s] Ajax Mortgage Loan Trust, 2017-B, A, 144A, FRN, 3.163%, 9/25/56	United States	95,418	94,698
[r] American Home Mortgage Investment Trust, 2006-1, 11A1, FRN, 0.448%, (1-Month USD LIBOR + 0.28%), 3/25/46	United States	207,593	180,184
Banc of America Alternative Loan Trust, 2003-8, 1CB1, 5.50%, 10/25/33	United States	5,749	5,798
Banc of America Funding Trust,
2003-1, B2, 6.00%, 5/20/33	United States	293,685	211,563
2007-4, 5A1, 5.50%, 11/25/34	United States	77,519	75,714
[s] Banc of America Mortgage Trust, 2005-A, 2A1, FRN, 3.673%, 2/25/35	United States	4,801	4,609
[c,r] BCAP LLC Trust, 2012-RR4, 9A7, 144A, FRN, 0.567%, (1-Month USD
LIBOR + 0.08%), 11/26/36	United States	533,019	467,012
[s] Bear Stearns ARM Trust, 2007-4, 12A1, FRN, 4.01%, 5/25/37	United States	1,871,170	1,731,008
[c] Citigroup Mortgage Loan Trust, 144A,
[s] 2009-10, 6A2, FRN, 4.606%, 9/25/34	United States	28,441	27,659
[s] 2018-A, A1, FRN, 4.00%, 1/25/68	United States	92,269	92,462
2018-C, A1, 4.125%, 3/25/59	United States	150,614	150,240
[s] 2019-B, A1, FRN, 3.258%, 4/25/66	United States	106,170	105,345
2019-E, A1, 3.228%, 11/25/70	United States	242,031	237,658
Countrywide Alternative Loan Trust,
2003-22CB, 1A1, 5.75%, 12/25/33	United States	38,279	40,069
2004-16CB, 1A1, 5.50%, 7/25/34	United States	23,071	23,975
2004-16CB, 3A1, 5.50%, 8/25/34	United States	24,905	25,927
2004-J10, 2CB1, 6.00%, 9/25/34	United States	70,291	74,218
2005-J1, 2A1, 5.50%, 2/25/25	United States	3,628	3,677
2005-J14, A3, 5.50%, 12/25/35	United States	381,743	309,790

44	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Mortgage Real Estate Investment Trusts (REITs) (continued)
[r] Countrywide Asset-Backed Certificates, 2005-15, M3, FRN, 0.688%, (1-Month USD LIBOR + 0.52%), 4/25/36	United States	2,340,000		$1,849,383
[s] Countrywide Home Loans Mortgage Pass-Through Trust, 2004-HYB4, 2A1, FRN, 4.094%, 9/20/34	United States	57,895		54,090
Credit Suisse First Boston Mortgage Securities Corp.,
2002-10, 1B, 7.00%, 5/25/32	United States	154,389		132,535
2003-27, 4A4, 5.75%, 11/25/33	United States	17,981		18,907
[c] CSMC OA LLC, 144A,
2014-USA, A2, 3.953%, 9/15/37	United States	150,000		144,312
2014-USA, E, 4.373%, 9/15/37	United States	400,000		299,716
[r] DSLA Mortgage Loan Trust, 2005-AR5, 2A1A, FRN, 0.502%, (1-Month USD LIBOR + 0.33%), 9/19/45	United States	38,920		28,701
[j,r] Dukinfield II PLC, 2016-2, A, FRN, Reg S, 1.787%, (3-Month GBP LIBOR + 1.25%), 12/20/52	United Kingdom	152,896	GBP	188,142
[r] FNMA, 2017-C07, 1M2, FRN, 2.568%, (1-Month USD LIBOR + 2.40%), 5/25/30	United States	52,679		52,039
[r] FHLMC Structured Agency Credit Risk Debt Notes, FRN,
2015-DNA1, M2, 2.018%, (1-Month USD LIBOR + 1.85%), 10/25/27	United States	68,311		68,286
2015-DNA1, M3, 3.468%, (1-Month USD LIBOR + 3.30%), 10/25/27	United States	250,000		256,411
[c,s] GS Mortgage Securities Trust, 2011-GC5, D, 144A, FRN, 5.389%, 8/10/44	United States	195,000		141,960
GSR Mortgage Loan Trust,
2005-4F, 6A1, 6.50%, 2/25/35	United States	8,765		8,702
[s] 2005-AR6, 4A5, FRN, 4.502%, 9/25/35	United States	50,283		49,271
[r] Harborview Mortgage Loan Trust, 2004-11, 2A2A, FRN, 0.812%, (1-Month USD LIBOR + 0.64%), 1/19/35	United States	89,282		80,018
IndyMac INDX Mortgage Loan Trust, FRN,
[r] 2004-AR12, A1, 0.948%, (1-Month USD LIBOR + 0.78%), 12/25/34	United States	1,910,668		1,506,026
[r] 2004-AR7, A5, 1.388%, (1-Month USD LIBOR + 1.22%), 9/25/34	United States	47,128		41,523
[s] 2005-AR11, A3, 3.572%, 8/25/35	United States	50,433		43,087
[r] 2006-AR2, 2A1, 0.378%, (1-Month USD LIBOR + 0.21%), 2/25/46	United States	218,156		171,540
[c,r] Invitation Homes Trust, 144A, FRN,
2018-SFR1, E, 2.182%, (1-Month USD LIBOR + 2.00%), 3/17/37	United States	99,986		95,424
2018-SFR2, E, 2.184%, (1-Month USD LIBOR + 2.00%), 6/17/37	United States	200,000		190,449
JP Morgan Mortgage Trust,
2004-S1, 2A1, 6.00%, 9/25/34	United States	95,617		101,915
[s] 2007-A1, 4A2, FRN, 4.686%, 7/25/35	United States	2,825		2,718
[r] Lehman XS Trust Series, 2006-2N, 1A1, FRN, 0.428%, (1-Month USD LIBOR + 0.26%), 2/25/46	United States	39,781		33,842
MASTR Alternative Loan Trust,
2004-2, 8A4, 5.50%, 3/25/34	United States	148,202		148,697
2004-8, 2A1, 6.00%, 9/25/34	United States	45,970		47,816
[s] Merrill Lynch Mortgage Investors MLCC, 2006-2, 2A, FRN, 3.266%, 5/25/36	United States	3,521		3,386
[c,s] Morgan Stanley Capital I Trust, 2011-C2, E, 144A, FRN, 5.478%, 6/15/44	United States	150,000		89,719
[c] PRPM LLC, 2019-4A, A1, 144A, 3.351%, 11/25/24	United States	109,309		105,694
[s] RFMSI Trust, 2005-SA1, 1A1, FRN, 4.582%, 3/25/35	United States	100,171		65,496
[r] Structured ARM Loan Trust, 2005-14, A1, FRN, 0.478%, (1-Month USD LIBOR + 0.31%), 7/25/35	United States	236,567		171,188
[c,s] Wells Fargo Commercial Mortgage Trust, 2019-JWDR, C, 144A, FRN, 3.139%, 9/15/31	United States	290,000		267,059
[s] WF-RBS Commercial Mortgage Trust, FRN,
[c,e] 2011-C2, D, 144A, 5.662%, 2/15/44	United States	35,000		25,711
[c] 2011-C3, D, 144A, 5.68%, 3/15/44	United States	90,000		40,839
[c] 2012-C6, D, 144A, 5.578%, 4/15/45	United States	150,000		136,322

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Mortgage Real Estate Investment Trusts (REITs) (continued)
2012-C7, C, 4.812%, 6/15/45	United States	25,000	$16,877
[c] 2012-C7, E, 144A, 4.812%, 6/15/45	United States	75,000	30,356

			10,569,763

Thrifts & Mortgage Finance 0.1%
[c,r] BX Commercial Mortgage Trust, 2019-XL, E, 144A, FRN, 1.984%, (1-Month USD LIBOR + 1.80%), 10/15/36	United States	1,242,021	1,181,607

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $62,769,754)			57,652,779

Asset-Backed Securities and Commercial Mortgage-Backed Securities in Reorganization (Cost $474,871) 0.0%†

Airlines 0.0%†
[h] Latam Airlines Pass Through Trust, 2015-1, B, secured note, 4.50%, 11/15/23	Chile	474,871	290,014

Municipal Bonds in Reorganization 0.5%

Puerto Rico 0.5%
[h] Puerto Rico Commonwealth GO, Public Improvement, Refunding,
Series A,
5.50%, 7/01/39	United States	715,000	413,806
5.00%, 7/01/41	United States	1,000,000	556,250
[h] Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	7,155,000	3,917,363
[h] Puerto Rico Electric Power Authority Power Revenue,
[d] A-RSA-1, 5.00%, 7/01/42	United States	563,000	347,653
TT-RSA-1, 5.00%, 7/01/37	United States	295,000	182,162
WW-RSA-1, 5.25%, 7/01/33	United States	10,000	6,200
XX, 5.25%, 7/01/40	United States	170,000	105,400

Total Municipal Bonds in Reorganization (Cost $5,447,687)			5,528,834

	Number of Contracts	Notional Amount#

Options Purchased 0.2%
Calls – Exchange-Traded 0.1%
Cardtronics PLC, July Strike Price $30.00, Expires 7/17/20	26	2,600	1,950
E-Mini S&P 500 Futures, June Strike Price $2,800.00, Expires 6/19/20	28	1,400	360,920
Energy Transfer LP, July Strike Price $12.00, Expires 7/17/20	223	22,300	669
HP Inc., July Strike Price $17.00, Expires 7/17/20	57	5,700	2,394
HP Inc., August Strike Price $16.00, Expires 8/21/20	452	45,200	46,556
HP Inc., August Strike Price $18.00, Expires 8/21/20	487	48,700	26,785
S&P 500 Index, June Strike Price $2,950.00, Expires 6/19/20	3	300	37,611
S&P 500 Index, July Strike Price $3,100.00, Expires 7/17/20	2	200	14,200
S&P 500 Index, December Strike Price $3,150.00, Expires 12/18/20	14	1,400	220,360
Sabre Corp., July Strike Price $10.00, Expires 7/17/20	79	7,900	2,765
STOXX Europe 600 Automobiles & Parts Index, December Strike Price 500.00 EUR, Expires 12/18/20	100	5,000	27,751
Taubman Centers Inc., December Strike Price $45.00, Expires 12/18/20	39	3,900	19,110
ViacomCBS Inc., B, June Strike Price $47.50, Expires 6/19/20	302	30,200	302
Vodafone Group PLC, ADR, July Strike Price $20.00, Expires 7/17/20	280	28,000	840
Vodafone Group PLC, September Strike Price 1.20 GBP, Expires 9/18/20	308	308,000	57,057

			819,270

46	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)
Calls – Over-the-Counter 0.0%†
Currency Options 0.0%†
AUD/USD, Counterparty JPHQ, June Strike Price $0.68, Expires 6/24/20	1	4,000,000	AUD	$13,608
AUD/USD, Counterparty JPHQ, June Strike Price $0.68, Expires 6/25/20	1	2,600,000	AUD	7,112
AUD/USD, Counterparty JPHQ, June Strike Price $0.68, Expires 6/26/20	1	2,000,000	AUD	7,298
EUR/CHF, Counterparty JPHQ, August Strike Price 1.07 CHF, Expires 8/06/20	1	2,100,000	EUR	22,966
GBP/JPY, Counterparty JPHQ, July Strike Price 150.00 JPY, Expires 7/08/20	1	4,772,727	GBP	18
NZD/USD, Counterparty JPHQ, September Strike Price $0.65, Expires 9/01/20	1	3,200,000	NZD	10,568
USD/BRL, Counterparty JPHQ, June Strike Price 4.50 BRL, Expires 6/08/20	1	1,100,000		173,049
USD/CNY, Counterparty JPHQ, July Strike Price 7.15 CNY, Expires 7/07/20	1	2,250,000		17,972

				252,591

Puts – Exchange-Traded 0.1%
5-Year U.S. Treasury Note Futures, August Strike Price $123.50, Expires 8/21/20	84	84,000		5,250
Bombardier Inc., B, January Strike Price 1.00 CAD, Expires 1/15/21	435	43,500		20,220
Caesars Entertainment Corp., June Strike Price $7.00, Expires 6/19/20	400	40,000		800
Casino Guichard Perrachon SA, December Strike Price 26.00 EUR, Expires 12/19/20	15	1,500		2,564
GTT Communications Inc., August Strike Price $7.50, Expires 8/21/20	98	9,800		16,170
Inseego Corp., September Strike Price $7.50, Expires 9/18/20	40	4,000		3,400
Invesco QQQ Trust, July Strike Price $223.00, Expires 7/17/20	409	40,900		211,862
S&P 500 Index, June Strike Price $2,750.00, Expires 6/19/20	1	100		1,130
STOXX Europe 600 Food & Beverage Index, December Strike Price 760.00 EUR, Expires 12/18/20	100	5,000		580,001
Taubman Centers Inc., June Strike Price $30.00, Expires 6/19/20	40	4,000		2,840
Tiffany & Co., January Strike Price $120.00, Expires 1/15/21	59	5,900		36,875
Vodafone Group PLC, September Strike Price 1.05 GBP, Expires 9/18/20	548	548,000		15,228

				896,340

Puts – Over-the-Counter 0.0%†
Currency Options 0.0%†
AUD/USD, Counterparty JPHQ, June Strike Price $0.64, Expires 6/30/20	1	2,000,000	AUD	3,013
EUR/USD, Counterparty JPHQ, June Strike Price $1.07, Expires 6/18/20	1	2,100,000	EUR	107

				3,120

Total Options Purchased (Cost $1,844,069)				1,971,321

Total Investments before Short Term Investments (Cost $717,864,143)				838,490,696

franklintempleton.com	Annual Report	47

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Short Term Investments 21.9%
Convertible Bonds 0.2%
Health Care Equipment & Supplies 0.2%
[d] NuVasive Inc., senior note, 2.25%, 3/15/21	United States	1,898,000		$2,166,964

Independent Power & Renewable Electricity Producers 0.0%†
[c] Nextera Energy Partners LP, senior note, 144A, 1.50%, 9/15/20	United States	161,000		167,023

Total Convertible Bonds (Cost $2,153,791)				2,333,987

Corporate Bonds and Notes (Cost $81,886) 0.0%†

Specialty Retail 0.0%†
L Brands Inc., senior bond, 6.625%, 4/01/21	United States	88,000		87,879

[q] Credit-Linked Notes (Cost $972,980) 0.1%
[c] Citigroup Global Markets Holdings Inc., GMTN, senior note, (Ukraine), 144A, 14.64%, 6/12/20	Ukraine	23,087,704	UAH	838,163

		Shares
Money Market Funds 19.0%
[u,v] Dreyfus Government Cash Management, Institutional, 0.10%	United States	19,522,965		19,522,965
[u] Fidelity Investments Money Market Government Portfolio, Institutional, 0.08%	United States	192,782,195		192,782,195

Total Money Market Funds (Cost $212,305,160)				212,305,160

		Principal Amount*
Repurchase Agreements (Cost $12,235,736) 1.1%
[w] Joint Repurchase Agreement, 0.048%, 6/01/20 (Maturity Value $12,235,785)	United States	12,235,736		12,235,736

BNP Paribas Securities Corp. (Maturity Value $7,603,072)
Deutsche Bank Securities Inc. (Maturity Value $2,098,437)

HSBC Securities (USA) Inc. (Maturity Value $2,534,276) Collateralized by U.S. Government Agency Securities, 3.00%– 4.50%, 12/20/49–4/20/50; [x] U.S. Treasury Bills, 8/18/20–9/22/20; and U.S. Treasury Notes, 2.00%–2.50%, 2/15/22–1/31/24 (valued at $12,487,411)

		Shares
[y] Investments from Cash Collateral Received for Loaned Securities 0.1%
Money Market Funds 0.1%
[u,z] Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	1,731,000		1,731,000

		Principal Amount*

Repurchase Agreements 0.0%†
[w] Joint Repurchase Agreement, 0.05%, 6/01/20 (Maturity Value $404,844)	United States	404,842		404,842

J.P. Morgan Securities LLC
Collateralized by U.S. Government Agency Obligations, 0.00%-1.50%, 6/15/20-4/15/21 (valued at $412,877)
Total Investments from Cash Collateral Received for Loaned Securities (Cost $2,135,842)				2,135,842

48	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*		Value

Short Term Investments (continued)
U.S. Government and Agency Securities 1.4%
[x] U.S. Treasury Bill, zero cpn.,
[d] 9/24/20	United States	12,700,000		$12,693,407
11/19/20–12/03/20	United States	3,225,000		3,222,452

Total U.S. Government and Agency Securities (Cost $15,912,363)				15,915,859

Total Investments (Cost $963,661,901) 96.8%				1,084,343,322
Options Written (0.2)%				(1,946,512)
Securities Sold Short (25.7)%				(287,893,067)
Other Assets, less Liabilities 29.1%				325,259,542

Net Assets 100.0%				$1,119,763,285

	Number of Contracts	Notional Amount#

aa Options Written (0.2)%
Calls – Exchange-Traded (0.0)%†
Altria Group Inc., June Strike Price $45.00, Expires 6/19/20	1	100		(4)
Applied Materials Inc., June Strike Price $62.50, Expires 6/19/20	1	100		(35)
Bombardier Inc., B, January Strike Price 2.00 CAD, Expires 1/15/21	435	43,500		(2,528)
Comcast Corp., A, June Strike Price $42.50, Expires 6/19/20	1	100		(12)
D.R. Horton Inc., June Strike Price $50.00, Expires 6/19/20	1	100		(610)
E-Mini S&P 500 Futures, June Strike Price $2,900.00, Expires 6/19/20	28	1,400		(238,280)
Enterprise Products Partners LP, June Strike Price $18.00, Expires 6/19/20	5	500		(750)
Fidelity National Financial Inc., June Strike Price $31.00, Expires 6/19/20	1	100		(162)
HP Inc., June Strike Price $18.00, Expires 6/19/20	4	400		(28)
Intel Corp., June Strike Price $67.50, Expires 6/19/20	1	100		(50)
L Brands Inc., June Strike Price $13.00, Expires 6/19/20	39	3,900		(14,703)
L Brands Inc., June Strike Price $11.00, Expires 6/26/20	68	6,800		(35,360)
L Brands Inc., June Strike Price $11.50, Expires 6/26/20	168	16,800		(83,160)
L Brands Inc., June Strike Price $14.00, Expires 6/26/20	20	2,000		(5,750)
Merck & Co. Inc., June Strike Price $90.00, Expires 6/19/20	1	100		(5)
NASDAQ 100 E-Mini Futures, June Strike Price $9,800.00, Expires 6/19/20	14	280		(28,000)
Newmont Corp., June Strike Price $70.00, Expires 6/19/20	1	100		(17)
Oracle Corp., June Strike Price $57.50, Expires 6/19/20	1	100		(40)
Philip Morris International Inc., June Strike Price $85.00, Expires 6/19/20	1	100		(4)
QUALCOMM Inc., June Strike Price $90.00, Expires 6/19/20	1	100		(21)
S&P 500 Index, June Strike Price $2,950.00, Expires 6/19/20	2	200		(25,074)
S&P E-Mini 500 European Style Weekly Options, July Strike Price $3,060.00, Expires 7/17/20	28	1,400		(121,450)
Stemline Therapeutics Inc., June Strike Price $12.50, Expires 6/19/20	342	34,200		(3,420)
STOXX Europe 600 Food & Beverage Index, December Strike Price 760.00 EUR, Expires 12/18/20	100	5,000		(32,191)
Tiffany & Co., June Strike Price $130.00, Expires 6/19/20	59	5,900		(10,915)
Verizon Communications Inc., June Strike Price $60.00, Expires 6/19/20	1	100		(16)

				(602,585)

Calls – Over-the-Counter (0.1)%
Currency Options (0.1)%
GBP/JPY, Counterparty JPHQ, July Strike Price 139.00 JPY, Expires 7/17/20	1	2,727,273	GBP	(3,349)
GBP/USD, Counterparty JPHQ, June Strike Price $1.31, Expires 6/30/20	1	1,750,000	GBP	(440)

franklintempleton.com	Annual Report	49

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Number of Contracts	Notional Amount#		Value

aa Options Written (continued)
Calls – Over-the-Counter (continued)
Currency Options (continued)
USD/BRL, Counterparty JPHQ, June Strike Price 4.50 BRL, Expires 6/08/20	1	1,100,000		$(173,049)
USD/BRL, Counterparty JPHQ, October Strike Price 4.75 BRL, Expires 10/08/20	1	1,210,000		(146,475)
USD/RUB, Counterparty JPHQ, July Strike Price 79.50 RUB, Expires 7/20/20	1	394,000		(774)
USD/ZAR, Counterparty JPHQ, July Strike Price 19.25 ZAR, Expires 7/20/20	1	551,000		(2,685)
USD/ZAR, Counterparty JPHQ, August Strike Price 17.30 ZAR, Expires 8/13/20	1	500,000		(20,364)
USD/ZAR, Counterparty JPHQ, November Strike Price 19.75 ZAR, Expires 11/19/20	1	137,750		(2,474)

				(349,610)

Puts – Exchange-Traded (0.1)%
5-Year U.S. Treasury Note Futures, August Strike Price $124.75, Expires 8/21/20	28	28,000		(4,813)
Caesars Entertainment Corp., June Strike Price $4.00, Expires 6/19/20	400	40,000		(800)
Cardtronics PLC, September Strike Price $20.00, Expires 9/18/20	26	2,600		(5,070)
HP Inc., August Strike Price $14.00, Expires 8/21/20	272	27,200		(29,920)
S&P 500 Index, June Strike Price $2,500.00, Expires 6/19/20	1	100		(340)
S&P 500 Index, December Strike Price $1,900.00, Expires 12/18/20	8	800		(19,880)
S&P 500 Index, December Strike Price $2,400.00, Expires 12/18/20	6	600		(47,340)
STOXX Europe 600 Automobiles & Parts Index, December Strike Price 500.00 EUR, Expires 12/18/20	100	5,000		(753,724)
Taubman Centers Inc., December Strike Price $30.00, Expires 12/18/20	39	3,900		(17,199)
Tiffany & Co., January Strike Price $100.00, Expires 1/15/21	59	5,900		(20,060)

				(899,146)

Puts – Over-the-Counter (0.0)%†
Currency Options (0.0)%†
AUD/USD, Counterparty JPHQ, June Strike Price $0.64, Expires 6/24/20	1	4,000,000	AUD	(5,938)
AUD/USD, Counterparty JPHQ, June Strike Price $0.64, Expires 6/25/20	1	2,600,000	AUD	(4,074)
AUD/USD, Counterparty JPHQ, June Strike Price $0.64, Expires 6/26/20	1	2,000,000	AUD	(2,582)
AUD/USD, Counterparty JPHQ, June Strike Price $0.64, Expires 6/30/20	1	2,000,000	AUD	(3,013)
EUR/CHF, Counterparty JPHQ, August Strike Price 1.04 CHF, Expires 8/06/20	1	2,100,000	EUR	(4,866)
EUR/USD, Counterparty JPHQ, June Strike Price $1.07, Expires 6/18/20	1	2,100,000	EUR	(108)
GBP/JPY, Counterparty JPHQ, July Strike Price 128.50 JPY, Expires 7/17/20	1	2,727,273	GBP	(15,808)
GBP/USD, Counterparty JPHQ, June Strike Price $1.18, Expires 6/30/20	1	1,750,000	GBP	(2,267)
NZD/USD, Counterparty JPHQ, September Strike Price $0.60, Expires 9/01/20	1	3,200,000	NZD	(21,980)
USD/BRL, Counterparty JPHQ, October Strike Price 4.50 BRL, Expires 10/08/20	1	366,667		(737)
USD/RUB, Counterparty JPHQ, November Strike Price 70.80 RUB, Expires 11/20/20	1	394,000		(12,099)
USD/TWD, Counterparty JPHQ, August Strike Price 29.25 TWD, Expires 8/03/20	1	1,000,000		(2,489)
USD/ZAR, Counterparty JPHQ, July Strike Price 18.25 ZAR, Expires 7/20/20	1	275,500		(13,064)
USD/ZAR, Counterparty JPHQ, November Strike Price 17.00 ZAR, Expires 11/19/20	1	275,500		(6,146)

				(95,171)

Total Options Written (Premiums Received $1,353,412)				(1,946,512)

50	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value

bb Securities Sold Short (25.7)%
Common Stocks (12.0)%
Aerospace & Defense (0.5)%
Heico Corp.	United States	19,153	$(1,929,856)
Northrop Grumman Corp.	United States	4,441	(1,488,623)
TransDigm Group Inc.	United States	5,336	(2,266,840)

			(5,685,319)

Air Freight & Logistics (0.3)%
Air Transport Services Group Inc.	United States	36,494	(786,081)
Atlas Air Worldwide Holdings Inc.	United States	26,272	(1,026,184)
C.H. Robinson Worldwide Inc.	United States	3,247	(263,429)
United Parcel Service Inc., B	United States	8,572	(854,714)

			(2,930,408)

Airlines (0.1)%
Air Canada, B	Canada	16,594	(191,629)
American Airlines Group Inc.	United States	1,672	(17,556)
Copa Holdings SA, A	Panama	11,785	(516,890)

			(726,075)

Auto Components (0.3)%
Delphi Technologies PLC	United States	272,005	(3,503,424)

Automobiles (0.2)%
Ferrari NV	Italy	4,768	(804,409)
Ford Motor Co.	United States	77,123	(440,372)
Winnebago Industries Inc.	United States	15,839	(861,642)

			(2,106,423)

Banks (0.0)%†
HSBC Holdings PLC, ADR	United Kingdom	6,141	(141,550)

Biotechnology (0.8)%
Apellis Pharmaceuticals Inc.	United States	21,377	(720,191)
BioMarin Pharmaceutical Inc.	United States	1,839	(195,945)
Bridgebio Pharma Inc.	United States	37,262	(1,092,895)
Coherus Biosciences Inc.	United States	71,827	(1,338,855)
Cytokinetics Inc.	United States	26,158	(541,732)
Flexion Therapeutics Inc.	United States	31,863	(364,194)
Gossamer Bio Inc.	United States	17,790	(216,149)
Halozyme Therapeutics Inc.	United States	25,252	(612,866)
Insmed Inc.	United States	11,965	(290,630)
Intercept Pharmaceuticals Inc.	United States	6,688	(483,275)
Ironwood Pharmaceuticals Inc., A	United States	94,702	(921,450)
Karyopharm Therapeutics Inc.	United States	53,869	(996,038)
Neurocrine Biosciences Inc.	United States	8,388	(1,046,487)
Radius Health Inc.	United States	7,263	(91,950)

			(8,912,657)

Building Products (0.1)%
Patrick Industries Inc.	United States	10,160	(526,999)

Capital Markets (0.1)%
The Charles Schwab Corp.	United States	23,758	(853,150)
Morgan Stanley	United States	8,346	(368,893)

			(1,222,043)

Commercial Services & Supplies (0.0)%†
Team Inc.	United States	38,191	(188,282)

franklintempleton.com	Annual Report	51

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value

bb Securities Sold Short (continued)
Common Stocks (continued)
Communications Equipment (0.0)%†
Infinera Corp.	United States	52,060	$(259,259)
Inseego Corp.	United States	6,311	(67,023)

			(326,282)

Construction & Engineering (0.0)%†
Fluor Corp.	United States	2,291	(26,599)

Construction Materials (0.1)%
Martin Marietta Materials Inc.	United States	5,910	(1,135,252)

Consumer Finance (0.3)%
Encore Capital Group Inc.	United States	51,275	(1,629,007)
EZCORP Inc., A	United States	68,126	(351,530)
PRA Group Inc.	United States	32,686	(1,115,246)

			(3,095,783)

Diversified Financial Services (0.0)%†
Element Fleet Management Corp.	Canada	39,624	(281,744)

Diversified Telecommunication Services (0.1)%
Bandwidth Inc., A	United States	9,752	(1,081,009)
Liberty Latin America Ltd., C	Chile	48,694	(467,463)

			(1,548,472)

Electric Utilities (0.1)%
NextEra Energy Inc.	United States	2,099	(536,420)

Electronic Equipment, Instruments & Components (0.4)%
II-VI Inc.	United States	33,380	(1,586,552)
Knowles Corp.	United States	37,033	(556,976)
OSI Systems Inc.	United States	6,277	(475,608)
TTM Technologies Inc.	United States	113,837	(1,317,094)
Vishay Intertechnology Inc.	United States	22,304	(362,663)

			(4,298,893)

Energy Equipment & Services (0.0)%†
Helix Energy Solutions Group Inc.	United States	3,453	(11,602)
SEACOR Holdings Inc.	United States	1,616	(43,309)

			(54,911)

Entertainment (0.2)%
Sea Ltd., ADR	Taiwan	18,967	(1,513,567)
World Wrestling Entertainment Inc., A	United States	6,642	(307,325)

			(1,820,892)

Equity Real Estate Investment Trusts (REITs) (0.3)%
Colliers International Group Inc.	Canada	7,915	(406,831)
Innovative Industrial Properties Inc., A	United States	33,043	(2,700,274)
SL Green Realty Corp.	United States	5,142	(216,581)

			(3,323,686)

Food & Staples Retailing (0.0)%†
The Chefs’ Warehouse Inc.	United States	20,078	(297,154)

Health Care Equipment & Supplies (0.5)%
CONMED Corp.	United States	12,215	(896,703)
Cryoport Inc.	United States	17,579	(431,916)
Envista Holdings Corp., W	United States	50,267	(1,062,645)
Nevro Corp.	United States	4,702	(590,571)
NuVasive Inc.	United States	27,268	(1,652,441)

52	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
bb Securities Sold Short (continued)
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Wright Medical Group NV	United States	46,362	$(1,369,997)

			(6,004,273)

Health Care Providers & Services (0.1)%
1life Healthcare Inc.	United States	15,319	(494,803)
Petiq Inc., A	United States	24,132	(740,370)

			(1,235,173)

Health Care Technology (0.2)%
Allscripts Healthcare Solutions Inc.	United States	66,985	(423,345)
Evolent Health Inc., A	United States	9,953	(88,383)
Health Catalyst Inc.	United States	22,109	(600,038)
Tabula Rasa HealthCare Inc.	United States	19,248	(1,028,421)
Teladoc Health Inc.	United States	241	(41,948)

			(2,182,135)

Hotels, Restaurants & Leisure (1.1)%
Bloomin’ Brands Inc.	United States	30,561	(348,701)
Carnival Corp.	United States	333,254	(5,245,418)
Chipotle Mexican Grill Inc., A	United States	654	(656,557)
Choice Hotels International Inc.	United States	2,046	(165,378)
Eldorado Resorts Inc.	United States	38,112	(1,351,452)
Marriott Vacations Worldwide Corp.	United States	8,459	(759,872)
Norwegian Cruise Line Holdings Ltd.	United States	77,505	(1,213,728)
Penn National Gaming Inc.	United States	58,544	(1,920,829)
Wingstop Inc.	United States	6,142	(749,017)

			(12,410,952)

Insurance (0.4)%
AON PLC, A	United States	21,566	(4,247,424)
Fidelity National Financial Inc.	United States	13,898	(443,346)

			(4,690,770)

Interactive Media & Services (0.5)%
IAC/InterActiveCorp.	United States	11,759	(3,179,281)
Joyy Inc., ADR	China	6,792	(414,652)
Twitter Inc.	United States	2,018	(62,497)
Zillow Group Inc., C	United States	31,366	(1,818,914)

			(5,475,344)

Internet & Direct Marketing Retail (0.3)%
Booking Holdings Inc.	United States	21	(34,428)
Farfetch Ltd., A	United Kingdom	58,587	(812,016)
Wayfair Inc., A	United States	16,370	(2,808,273)

			(3,654,717)

IT Services (0.3)%
CSG Systems International Inc.	United States	10,228	(484,296)
I3 Verticals Inc., A	United States	18,543	(535,151)
KBR Inc.	United States	46,477	(1,089,886)
Perficient Inc.	United States	11,523	(392,243)
Sabre Corp.	United States	132,212	(921,517)

			(3,423,093)

Life Sciences Tools & Services (0.1)%
NanoString Technologies Inc.	United States	13,055	(398,569)

franklintempleton.com	Annual Report	53

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
bb Securities Sold Short (continued)
Common Stocks (continued)
Life Sciences Tools & Services (continued)
Repligen Corp.	United States	5,285	$(692,177)

			(1,090,746)

Machinery (0.3)%
Chart Industries Inc.	United States	7,341	(288,134)
The Greenbrier Cos. Inc.	United States	5,449	(115,628)
Ingersoll Rand Inc.	United States	9,435	(266,067)
Kennametal Inc.	United States	29,979	(831,617)
Lincoln Electric Holdings Inc.	United States	9,294	(763,688)
SKF AB, B	Sweden	11,220	(207,438)
The Timken Co.	United States	12,598	(535,919)

			(3,008,491)

Marine (0.1)%
Kirby Corp.	United States	8,169	(418,906)
Kuehne + Nagel International AG	Switzerland	4,072	(588,925)

			(1,007,831)

Media (0.4)%
Live Nation Entertainment Inc.	United States	39,169	(1,925,548)
Sirius XM Holdings Inc.	United States	171,713	(999,369)
Snap Inc., A	United States	92,255	(1,747,310)

			(4,672,227)

Metals & Mining (0.2)%
Endeavour Mining Corp.	Ivory Coast	18,462	(444,906)
First Majestic Silver Corp.	Canada	82,294	(823,763)
Ivanhoe Mines Ltd., A	Canada	28,312	(62,717)
Kaiser Aluminum Corp.	United States	2,957	(212,165)
Pretium Resources Inc.	Canada	31,539	(275,020)
SSR Mining Inc.	Canada	26,870	(516,710)

			(2,335,281)

Mortgage Real Estate Investment Trusts (REITs) (0.0)%†
Arbor Realty Trust Inc.	United States	19,378	(163,163)
PennyMac Mortgage Investment Trust	United States	21,861	(240,689)
Redwood Trust Inc.	United States	10,900	(58,315)

			(462,167)

Oil, Gas & Consumable Fuels (0.1)%
Pioneer Natural Resources Co.	United States	10,160	(930,656)
SFL Corp. Ltd.	Norway	44,646	(442,888)

			(1,373,544)

Personal Products (0.1)%
Herbalife Nutrition Ltd.	United States	26,776	(1,173,860)

Pharmaceuticals (0.4)%
Aerie Pharmaceuticals Inc.	United States	31,989	(448,806)
Aphria Inc.	Canada	3,281	(13,879)
Aurora Cannabis Inc.	Canada	378	(5,322)
Canopy Growth Corp.	Canada	1,043	(18,340)
Collegium Pharmaceutical Inc.	United States	20,530	(452,686)
Horizon Therapeutics PLC	United States	35,568	(1,804,365)
Innoviva Inc.	United States	40,947	(572,029)
Pacira Biosciences Inc.	United States	6,267	(275,435)
Revance Therapeutics Inc.	United States	20,269	(423,622)

54	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
bb Securities Sold Short (continued)
Common Stocks (continued)
Pharmaceuticals (continued)
Theravance Biopharma Inc.	Cayman Islands	17,577	$(443,819)

			(4,458,303)

Real Estate Management & Development (0.1)%
Redfin Corp.	United States	27,901	(836,751)

Semiconductors & Semiconductor Equipment (0.2)%
Enphase Energy Inc.	United States	878	(51,091)
Impinj Inc.	United States	13,271	(343,055)
Microchip Technology Inc.	United States	5,090	(488,742)
Rambus Inc.	United States	7,004	(108,842)
SMART Global Holdings Inc.	United States	25,393	(680,024)
Synaptics Inc.	United States	7,726	(492,301)

			(2,164,055)

Software (1.3)%
8x8 Inc.	United States	33,279	(483,877)
Alteryx Inc., A	United States	5,414	(779,291)
Avaya Holdings Corp.	United States	40,244	(587,562)
Blackline Inc.	United States	9,079	(674,570)
Cloudflare Inc., A	United States	3,472	(100,931)
Coupa Software Inc.	United States	6,842	(1,556,624)
Envestnet Inc.	United States	5,427	(394,055)
Everbridge Inc.	United States	9,082	(1,328,333)
Five9 Inc.	United States	7,766	(809,217)
J2 Global Inc.	United States	3,188	(249,620)
LivePerson Inc.	United States	31,635	(1,184,731)
Nuance Communications Inc.	United States	68,781	(1,573,709)
Nutanix Inc., A	United States	8,438	(203,018)
Palo Alto Networks Inc.	United States	3,565	(838,738)
Pluralsight Inc., A	United States	26,139	(544,475)
PROS Holdings Inc.	United States	7,558	(294,384)
Rapid7 Inc.	United States	17,421	(851,713)
SailPoint Technologies Holding Inc.	United States	25,712	(587,005)
Slack Technologies Inc., A	United States	33,123	(1,160,961)
Varonis Systems Inc.	United States	3,367	(284,141)
Workiva Inc., A	United States	5,398	(240,427)

			(14,727,382)

Specialty Retail (0.3)%
American Eagle Outfitters Inc.	United States	115,091	(1,054,234)
Lumber Liquidators Holdings Inc.	United States	2,861	(28,438)
National Vision Holdings Inc.	United States	26,855	(719,177)
RH	United States	5,689	(1,233,887)

			(3,035,736)

Technology Hardware, Storage & Peripherals (0.0)%†
Pure Storage Inc., A	United States	22,099	(389,163)
Western Digital Corp.	United States	1,242	(55,108)

			(444,271)

Textiles, Apparel & Luxury Goods (0.0)%†
Under Armour Inc., C	United States	19,001	(149,348)

Tobacco (0.1)%
Turning Point Brands Inc.	United States	21,732	(521,351)

Trading Companies & Distributors (0.1)%
Kaman Corp.	United States	8,997	(359,880)

franklintempleton.com	Annual Report	55

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Shares	Value
bb Securities Sold Short (continued)
Common Stocks (continued)
Trading Companies & Distributors (continued)
SiteOne Landscape Supply Inc.	United States	7,196	$(765,007)
WESCO International Inc.	United States	11,776	(392,141)

			(1,517,028)

Transportation Infrastructure (0.1)%
Westshore Terminals Investment Corp.	Canada	94,335	(1,002,376)

Wireless Telecommunication Services (0.8)%
T-Mobile U.S. Inc.	United States	83,896	(8,392,956)

Total Common Stocks (Proceeds $126,088,271)			(134,139,429)

Exchange Traded Funds (13.2)%
Consumer Discretionary Select Sector SPDR Fund	United States	5,030	(624,676)
ETFMG Prime Cyber Security ETF	United States	59,031	(2,646,950)
Health Care Select Sector SPDR Fund	United States	147,603	(15,204,585)
Invesco QQQ Series 1 ETF	United States	77,977	(18,196,713)
iShares Core S&P Small-Cap ETF	United States	29,221	(1,932,677)
iShares Edge MSCI USA Momentum Factor ETF	United States	12,600	(1,586,592)
iShares NASDAQ Biotechnology ETF	United States	93,582	(12,609,238)
iShares North American Tech ETF	United States	19,480	(5,154,603)
iShares North American Tech-Multimedia Networking ETF	United States	59,788	(3,030,056)
iShares North American Tech-Software ETF	United States	13,459	(3,597,187)
iShares PHLX Semiconductor ETF	United States	19,287	(4,857,624)
iShares Russell 2000 Growth ETF	United States	15,025	(2,995,835)
iShares Russell Mid-Cap Growth ETF	United States	13,319	(2,059,384)
iShares S&P Small-Cap 600 Growth ETF	United States	7,818	(1,280,901)
iShares U.S. Telecommunications ETF	United States	42,400	(1,191,016)
SPDR S&P 500 ETF Trust	United States	198,269	(60,337,222)
SPDR S&P MidCap 400 ETF Trust	United States	4,353	(1,399,620)
VanEck Vectors Semiconductor ETF	United States	45,105	(6,361,158)
Vanguard Small-Cap Growth ETF	United States	16,883	(3,275,133)

Total Exchange Traded Funds (Proceeds $142,141,353)			(148,341,170)

		Principal Amount*
Convertible Bonds (Proceeds $203,011) (0.0)%†

Specialty Retail (0.0)%†
[c] Dick’s Sporting Goods Inc., senior note, 144A, 3.25%, 4/15/25	United States	199,000	(245,870)

Corporate Bonds and Notes (0.1)%

Electric Utilities (0.1)%†
Southern California Edison Co.,
4.00%, 4/01/47	United States	191,000	(211,225)
secured bond, 3.65%, 2/01/50	United States	161,000	(170,945)

			(382,170)

Equity Real Estate Investment Trusts (REITs) (0.0)%†
Simon Property Group LP, senior bond, 2.45%, 9/13/29	United States	121,000	(111,307)

Hotels, Restaurants & Leisure (0.0)%†
[c] Boyd Gaming Corp., senior note, 144A, 4.75%, 12/01/27	United States	93,000	(85,864)
MGM Resorts International, senior note, 5.50%, 4/15/27	United States	132,000	(128,559)

			(214,423)

Personal Products (0.0)%†
Sally Holdings LLC / Sally Capital Inc., senior note, 5.625%, 12/01/25	United States	83,000	(81,249)

56	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Country	Principal Amount*	Value
bb Securities Sold Short (continued)
Corporate Bonds and Notes (continued)
Textiles, Apparel & Luxury Goods (0.0)%†
[c] Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	169,000	$(171,504)

Total Corporate Bonds and Notes (Proceeds $896,627)			(960,653)

U.S. Government and Agency Securities (0.4)%
U.S. Treasury Note,
1.75%, 11/15/29	United States	2,518,000	(2,779,931)
1.50%, 2/15/30	United States	1,319,000	(1,426,014)

Total U.S. Government and Agency Securities (Proceeds $3,858,303)			(4,205,945)

Total Securities Sold Short (Proceeds $273,187,565)			$(287,893,067)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is held in connection with written option contracts open at period end.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. At May 31, 2020, the net value of these securities was $197,408,612, representing 17.6% of net assets.

dA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and/ or open written option contracts. At May 31, 2020, the aggregate value of these securities and/or cash pledged amounted to $250,955,962, representing 22.4% of net assets.

eFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

fA portion or all of the security is on loan at May 31, 2020. See Note 1(j).

gSee Note 10 regarding restricted securities.

hSee Note 7 regarding defaulted securities.

iContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

jSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At May 31, 2020, the aggregate value of these securities was $16,501,200, representing 1.5% of net assets.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(g) regarding loan participation notes.

mA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

nIncome may be received in additional securities and/or cash.

oPerpetual security with no stated maturity date.

pSee Note 1(l) regarding senior floating rate interests.

qSee Note 1(h) regarding credit-linked notes.

rThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

sAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

tInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

uThe rate shown is the annualized seven-day effective yield at period end.

vA portion or all of the security is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(k).

wSee Note 1(c) regarding joint repurchase agreement.

xThe security was issued on a discount basis with no stated coupon rate.

ySee Note 1(j) regarding securities on loan.

zSee Note 3(f) regarding investments in affiliated management investment companies.

aa See Note 1(e) regarding written options.

bb See Note 1(i) regarding securities sold short.

cc Securities denominated in Argentine Peso have been designated as Level 3 investments. See Note 13 regarding fair value measurements.

franklintempleton.com	Annual Report	57

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a]
Aluminum	Long	5	$191,875	6/15/20	$ (22,378)
Aluminum	Short	5	191,875	6/15/20	23,422
Brent Crude Oil	Short	22	832,480	6/30/20	(186,463)
Cocoa	Long	1	24,206	7/16/20	20
Coffee	Short	9	331,256	9/18/20	13,175
Copper	Long	23	3,081,281	6/15/20	74,342
Copper	Short	23	3,081,281	6/15/20	110,723
Copper	Long	1	134,544	9/14/20	2,091
Copper	Short	11	1,479,981	9/14/20	(24,296)
Corn	Short	42	684,075	7/14/20	(1,364)
Cotton	Short	4	115,180	7/09/20	(8,491)
Cotton	Short	3	86,220	12/08/20	276
Crude Oil	Short	10	354,900	6/22/20	(86,682)
Gasoline	Short	18	815,346	6/30/20	(150,304)
Gold 100 Oz	Long	10	1,751,700	8/27/20	19,467
Hard Red Winter Wheat	Short	18	423,450	7/14/20	(15,587)
Low Sulphur Gas Oil	Short	21	618,975	7/10/20	(51,257)
Natural Gas	Short	35	647,150	6/26/20	79,552
NY Harbor	Short	13	565,984	6/30/20	(80,942)
Silver	Long	10	924,950	7/29/20	127,982
Soybean Meal	Short	3	84,960	7/14/20	152
Soybeans	Short	33	1,387,237	7/14/20	9,974
Sugar	Short	23	281,042	6/30/20	(16,159)
Sugar	Short	12	147,437	9/30/20	(337)
Wheat	Short	18	468,675	7/14/20	(9,587)
Zinc	Long	32	1,592,600	6/15/20	17,601
Zinc	Short	32	1,592,600	6/15/20	81,683
Zinc	Short	5	248,656	9/14/20	(3,459)

					(96,846)

Equity Contracts
CAC 40 10 Euro Index[a]	Short	24	1,248,407	6/19/20	(60,008)
CME E-Mini Russell 2000 Index[a]	Long	2	139,280	6/19/20	(1,733)
CME E-Mini Russell 2000 Index	Short	64	4,456,960	6/19/20	(259,867)
DAX Index[a]	Long	4	1,287,936	6/19/20	68,404
DAX Index	Short	1	321,984	6/19/20	(80,540)
DJ EURO STOXX 50 Index[a]	Long	86	2,907,844	6/19/20	446,500
DJ EURO STOXX 50 Index	Short	548	18,529,050	6/19/20	(2,690,279)
DJIA Mini E-CBOT Index[a]	Long	9	1,142,010	6/19/20	164,537
FTSE 100 Index[a]	Short	78	5,838,055	6/19/20	(682,830)
FTSE/JSE Top 40 Index	Short	42	1,115,781	6/18/20	4,996
FTSE/MIB Index	Short	3	302,661	6/19/20	(47,362)
Hang Seng Index	Long	15	2,203,025	6/29/20	(31,015)
Hang Seng Index[a]	Short	14	2,056,157	6/29/20	18,478
MSCI Emerging Market Index	Long	105	4,897,725	6/19/20	121,328
MSCI Singapore Index	Long	24	489,241	6/29/20	(7,534)
NASDAQ 100 E-Mini Index[a]	Long	13	2,485,665	6/19/20	454,108
Nikkei 225 Index	Long	42	4,243,034	6/11/20	242,795
S&P 200 Index	Short	8	766,400	6/18/20	(28,514)
S&P 500 E-Mini Index[a]	Long	21	3,194,100	6/19/20	336,881
S&P 500 E-Mini Index	Short	654	99,473,400	6/19/20	(6,910,672)
STOXX 600 Banks Index	Long	1,802	8,921,386	6/19/20	1,046,282
STOXX 600 Banks Index	Short	106	524,787	6/19/20	(44,135)
STOXX Europe 600 Index	Short	20	387,408	6/19/20	(78,944)

58	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts (continued)

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts (continued)
TOPIX Index[a]	Short	5	$722,797	6/11/20	$(30,826)

					(8,049,950)

Interest Rate Contracts
3 Month EURIBOR[a]	Long	137	38,182,709	6/14/21	5,329
90 Day Eurodollar[a]	Long	551	137,481,388	6/14/21	1,148,973
90 Day Sterling[a]	Long	291	44,871,275	6/16/21	182,511
Australian 10 Yr. Bond[a]	Long	29	2,880,566	6/15/20	1,125
Canadian 10 Yr. Bond[a]	Long	63	7,030,047	9/21/20	(23,508)
Euro-BTP	Long	103	16,253,891	6/08/20	(489,712)
Euro-BTP	Long	8	1,245,210	9/08/20	(5,248)
Euro-Bund[a]	Short	34	6,508,936	6/08/20	75,418
Euro-Bund	Short	14	2,729,725	9/08/20	(326)
Long Gilt[a]	Long	56	9,505,310	9/28/20	16,213
Long Gilt	Short	9	1,527,639	9/28/20	(701)
U.S. Treasury 5 Yr. Note	Short	221	27,763,125	9/30/20	(41,433)
U.S. Treasury 10 Yr. Note	Short	118	16,409,374	9/21/20	(33,025)
U.S. Treasury Long Bond[a]	Long	23	4,102,625	9/21/20	847
U.S. Treasury Long Bond	Short	20	3,567,500	9/21/20	(16,408)
U.S. Treasury Ultra Bond	Long	20	4,360,625	9/21/20	(12,659)

					807,396

Total Futures Contracts					$(7,339,400)

*As of period end.

aA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(k).

At May 31, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Canadian Dollar	GSCO	Buy	25,702	18,333	6/02/20	$334	$—
Canadian Dollar	GSCO	Sell	314,286	222,620	6/02/20	—	(5,645)
Canadian Dollar	MSCI	Buy	3,712,932	2,618,575	6/02/20	78,111	—
Canadian Dollar	MSCI	Sell	168,396	120,002	6/02/20	—	(2,303)
Canadian Dollar	UBSW	Sell	1,050,253	756,814	6/02/20	—	(5,980)
Colombian Peso	JPHQ	Buy	2,430,322,306	617,422	6/05/20	33,827	—
Colombian Peso	JPHQ	Sell	2,430,322,306	654,703	6/05/20	3,454	—
Indian Rupee	JPHQ	Buy	121,968,204	1,609,318	6/08/20	2,512	(88)
Indian Rupee	JPHQ	Sell	121,968,204	1,612,909	6/08/20	1,168	—
Indonesian Rupiah	JPHQ	Buy	6,130,186,920	399,960	6/08/20	19,149	—
Indonesian Rupiah	JPHQ	Sell	6,130,186,920	417,380	6/08/20	—	(1,729)
South Korean Won	JPHQ	Buy	27,883,238	22,665	6/08/20	—	(151)
South Korean Won	JPHQ	Sell	27,883,238	22,549	6/08/20	35	—
British Pound	MSCO	Sell	390,000	491,944	6/15/20	10,263	—
Euro	MSCS	Sell	270,000	298,865	6/16/20	1,408	(2,354)
British Pound	BNYM	Buy	578,261	700,191	6/17/20	14,484	(469)
British Pound	BNYM	Sell	1,280,819	1,572,759	6/17/20	2,819	(11,987)
British Pound	MSCO	Buy	132,666	164,604	6/17/20	—	(750)
British Pound	MSCO	Sell	1,200,000	1,478,760	6/17/20	—	(3,348)
Euro	BNYM	Buy	2,870,878	3,184,358	6/17/20	12,924	(9,359)
Euro	BNYM	Sell	4,815,610	5,383,914	6/17/20	51,807	(15,314)
Hungarian Forint	JPHQ	Sell	363,297,991	4,097,059 EUR	6/17/20	98,034	(12,671)

franklintempleton.com	Annual Report	59

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	453,000	506,131	6/17/20	$3,104	$—
Euro	MSCI	Buy	6,010,004	6,518,229	6/17/20	155,488	—
Euro	MSCO	Buy	59,295	65,906	6/17/20	—	(63)
Euro	MSCO	Sell	150,000	161,939	6/17/20	—	(4,626)
Euro	SSBT	Buy	958,557	1,051,659	6/17/20	12,756	—
Euro	JPHQ	Sell	1,075,292	363,297,991 HUF	6/17/20	16,853	(49,168)
Indonesian Rupiah	JPHQ	Buy	108,492,678,636	7,263,620	6/17/20	144,368	—
Indonesian Rupiah	JPHQ	Sell	108,492,678,636	7,572,407	6/17/20	167,943	(3,525)
Mexican Peso	JPHQ	Buy	8,991,493	459,735	6/17/20	—	(55,296)
Mexican Peso	JPHQ	Sell	8,991,493	420,852	6/17/20	16,413	—
Russian Ruble	JPHQ	Buy	1,074,010,630	14,693,941	6/17/20	537,133	—
Russian Ruble	JPHQ	Sell	1,074,010,630	15,206,649	6/17/20	476,467	(500,891)
South African Rand	JPHQ	Buy	76,054,786	4,562,808	6/17/20	5,967	(243,347)
South African Rand	JPHQ	Sell	76,054,786	4,890,655	6/17/20	565,479	(252)
Swiss Franc	BNYM	Sell	412,255	437,448	6/17/20	8,612	—
Thai Baht	JPHQ	Buy	44,871,048	1,406,175	6/17/20	4,333	—
Thai Baht	JPHQ	Sell	44,871,048	1,430,381	6/17/20	19,873	—
South Korean Won	JPHQ	Buy	6,704,020,105	5,463,210	6/18/20	—	(50,237)
South Korean Won	JPHQ	Sell	4,258,651,367	3,609,027	6/18/20	170,498	—
Australian Dollar[b]	MSCO	Buy	12,393,000	7,921,497	6/19/20	339,211	—
Australian Dollar[b]	MSCO	Sell	19,825,000	12,511,328	6/19/20	—	(703,271)
British Pound	BZWS	Buy	61,000	76,464	6/19/20	—	(1,123)
British Pound	BZWS	Sell	78,000	95,087	6/19/20	652	(1,903)
British Pound[b]	MSCO	Buy	5,297,000	6,622,096	6/19/20	11,911	(91,676)
British Pound[b]	MSCO	Sell	8,514,000	10,565,184	6/19/20	71,525	(21,992)
Canadian Dollar	BZWS	Buy	32,000	23,062	6/19/20	180	—
Canadian Dollar	BZWS	Sell	229,000	163,985	6/19/20	—	(2,340)
Canadian Dollar[b]	MSCO	Buy	8,559,000	6,168,486	6/19/20	48,400	(437)
Canadian Dollar[b]	MSCO	Sell	15,625,000	11,148,376	6/19/20	—	(200,147)
Euro	BZWS	Buy	7,396,000	8,018,065	6/19/20	195,045	—
Euro	BZWS	Sell	22,036,000	24,037,520	6/19/20	690	(433,702)
Euro[b]	MSCO	Buy	14,965,000	16,531,921	6/19/20	155,705	(69,295)
Euro[b]	MSCO	Sell	17,289,000	19,350,612	6/19/20	224,798	(73,273)
Japanese Yen[b]	MSCO	Buy	2,476,731,000	23,189,394	6/19/20	21,258	(238,608)
Japanese Yen[b]	MSCO	Sell	2,476,877,000	23,199,920	6/19/20	239,925	(13,404)
Mexican Peso[b]	MSCO	Buy	44,165,000	1,937,167	6/19/20	48,892	(115)
Mexican Peso[b]	MSCO	Sell	75,015,000	3,086,299	6/19/20	1,528	(288,388)
New Zealand Dollar[b]	MSCO	Buy	2,689,000	1,640,239	6/19/20	28,824	—
New Zealand Dollar[b]	MSCO	Sell	6,694,000	4,060,753	6/19/20	1,397	(95,614)
Swiss Franc[b]	MSCO	Buy	10,881,000	11,554,264	6/19/20	5,323	(240,310)
Swiss Franc[b]	MSCO	Sell	5,050,000	5,308,963	6/19/20	74,429	(18,876)
British Pound	BNYM	Sell	1,472,617	1,803,787	6/22/20	—	(15,068)
Canadian Dollar	BNYM	Sell	3,556,000	2,533,780	6/22/20	—	(48,968)
Euro	BNYM	Sell	25,942,185	28,126,459	6/22/20	1,800	(685,374)
Hong Kong Dollar	BNYM	Buy	757,094	97,598	6/22/20	23	—
Hong Kong Dollar	BNYM	Sell	16,979,987	2,189,765	6/22/20	331	—
Swiss Franc	BNYM	Sell	2,368,301	2,441,705	6/22/20	—	(22,199)
Australian Dollar	JPHQ	Buy	2,043,575	1,319,757	6/23/20	42,418	—
British Pound	JPHQ	Buy	4,533,367	5,510,829	6/23/20	88,439	—
Canadian Dollar	JPHQ	Sell	2,061,484	1,466,938	6/23/20	—	(30,334)
Euro	JPHQ	Sell	5,154,850	5,589,156	6/23/20	—	(135,667)
Hungarian Forint	JPHQ	Buy	350,760,131	1,070,287	6/23/20	51,303	—
Japanese Yen	JPHQ	Buy	77,826,305	727,369	6/23/20	—	(5,476)
Mexican Peso	JPHQ	Buy	280,288,069	11,711,603	6/23/20	884,263	—
New Israeli Shekel	JPHQ	Sell	1,644,627	466,086	6/23/20	—	(2,439)
New Zealand Dollar	JPHQ	Buy	2,152,423	1,288,725	6/23/20	47,262	—
Norwegian Krone	JPHQ	Buy	95,916,073	9,390,750	6/23/20	478,281	—
Russian Ruble	JPHQ	Buy	49,799,467	675,231	6/23/20	30,390	—

60	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South African Rand	JPHQ	Buy	8,505	479	6/23/20	$4	$—
South African Rand	JPHQ	Sell	13,292,543	719,140	6/23/20	—	(36,367)
Swiss Franc	JPHQ	Sell	8,699,753	8,965,296	6/23/20	—	(85,904)
Australian Dollar	BNYM	Buy	500,000	326,475	6/30/20	6,809	—
British Pound	BNYM	Sell	189,000	234,908	6/30/20	1,462	—
British Pound	MSCO	Buy	9,789	12,032	6/30/20	59	—
British Pound	MSCO	Sell	9,789	12,211	6/30/20	120	—
Canadian Dollar	BNYM	Sell	463,000	329,420	6/30/20	—	(6,862)
Canadian Dollar	MSCO	Buy	1,820,600	1,302,863	6/30/20	19,656	(197)
Canadian Dollar	MSCO	Sell	3,506,603	2,498,970	6/30/20	—	(47,916)
Danish Krone	MSCO	Buy	4,545,933	669,715	6/30/20	7,785	(111)
Danish Krone	MSCO	Sell	25,927,533	3,785,876	6/30/20	—	(77,584)
Euro	BNYM	Sell	1,060,000	1,163,195	6/30/20	549	(14,726)
Euro	JPHQ	Buy	450,000	486,986	6/30/20	12,842	—
Euro	JPHQ	Sell	2,280,000	2,519,286	6/30/20	—	(13,175)
Euro	MSCO	Buy	1,366,076	1,497,591	6/30/20	19,749	—
Euro	MSCO	Sell	5,614,983	6,127,464	6/30/20	—	(109,258)
Euro	MSCS	Sell	90,000	100,033	6/30/20	67	—
Japanese Yen	JPHQ	Buy	1,000,000	9,185	6/30/20	92	—
Japanese Yen	JPHQ	Sell	6,200,000	56,859	6/30/20	—	(656)
Japanese Yen	MSCO	Buy	6,451,366	60,234	6/30/20	—	(387)
Japanese Yen	MSCO	Sell	53,995,086	501,494	6/30/20	601	—
Swedish Krona	BNYM	Buy	5,000,000	487,905	6/30/20	42,888	—
Swedish Krona	MSCO	Buy	1,837,117	185,093	6/30/20	9,932	—
Swiss Franc	MSCO	Buy	621,562	642,614	6/30/20	4,186	—
Swiss Franc	MSCO	Sell	64,512	66,144	6/30/20	—	(987)
Colombian Peso	JPHQ	Buy	2,430,322,306	653,119	7/02/20	—	(3,535)
Euro	HSBC	Sell	675,000	735,076	7/02/20	—	(14,700)
Indonesian Rupiah	JPHQ	Buy	6,130,186,920	415,260	7/03/20	2,402	—
Euro	JPHQ	Sell	670,000	725,721	7/06/20	—	(18,568)
Colombian Peso	MSCS	Sell	780,000,000	192,260	7/08/20	—	(16,121)
Japanese Yen	GSCO	Buy	98,924,666	923,908	7/13/20	—	(6,025)
Japanese Yen	SSBT	Buy	305,965,235	2,856,966	7/13/20	—	(18,035)
Japanese Yen	UBSW	Buy	39,937,026	370,958	7/13/20	—	(398)
Australian Dollar	MSCI	Sell	453,558	297,513	7/14/20	—	(4,813)
Australian Dollar	UBSW	Buy	183,435	121,480	7/14/20	791	—
Australian Dollar	UBSW	Sell	3,278,373	2,122,960	7/14/20	—	(62,288)
New Zealand Dollar	GSCO	Sell	350,320	209,750	7/14/20	—	(7,664)
New Zealand Dollar	UBSW	Sell	1,269,734	772,123	7/14/20	—	(15,893)
Swiss Franc	GSCO	Buy	100,648	104,101	7/14/20	677	—
Swiss Franc	JPHQ	Buy	300,146	311,231	7/14/20	1,231	—
Swiss Franc	MSCI	Buy	254,966	262,537	7/14/20	2,891	—
British Pound	JPHQ	Buy	637,078	792,022	7/17/20	—	(5,072)
British Pound	MSCI	Buy	759,042	926,786	7/17/20	10,820	—
British Pound	SSBT	Buy	348,104	424,957	7/17/20	5,038	—
Thai Baht	UBSW	Buy	25,860,000	806,613	7/22/20	6,184	—
Thai Baht	UBSW	Sell	25,860,000	794,885	7/22/20	—	(17,912)
Canadian Dollar	BOFA	Sell	145,000	102,095	7/23/20	—	(3,220)
Euro	BOFA	Sell	340,000	369,445	7/23/20	—	(8,399)
Euro	BZWS	Sell	115,000	124,960	7/23/20	—	(2,840)
British Pound	DBAB	Sell	166,000	206,486	7/31/20	1,423	—
Indian Rupee	JPHQ	Buy	121,968,204	1,603,263	8/03/20	—	(703)
Canadian Dollar	SSBT	Buy	2,205,699	1,602,596	8/04/20	—	(585)
Euro	HSBC	Sell	40,000	43,332	8/13/20	—	(1,141)
Euro	JPHQ	Sell	363,926	400,289	9/16/20	—	(4,631)
Indonesian Rupiah	JPHQ	Sell	68,540,989,568	4,457,309	9/16/20	—	(168,591)
Russian Ruble	JPHQ	Buy	13,348,431	186,639	9/16/20	485	—

franklintempleton.com	Annual Report	61

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Russian Ruble	JPHQ	Sell	741,447,078	10,095,270	9/16/20	$—	$(298,690)
Thai Baht	JPHQ	Buy	44,871,048	1,406,947	9/16/20	3,230	—
Thai Baht	JPHQ	Sell	44,871,048	1,406,175	9/16/20	—	(4,002)
South African Rand	JPHQ	Buy	3,298,077	171,000	1/08/21	12,902	—

Total Forward Exchange Contracts						$5,904,694	$(5,497,508)

Net unrealized appreciation (depreciation)						$407,186

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

bA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(k).

At May 31, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of Malaysia	(1.00)%	Quarterly	12/20/24	1,796,000	$(15,119)	$(47,585)	$32,466
Government of Mexico	(1.00)%	Quarterly	6/20/23	1,763,000	11,323	(441)	11,764
Government of Mexico	(1.00)%	Quarterly	12/20/23	4,066,000	51,695	(11,463)	63,158
Government of Mexico	(1.00)%	Quarterly	12/20/23	61,000	775	(945)	1,720
Government of South Africa	(1.00)%	Quarterly	12/20/24	748,000	73,840	70,156	3,684
Government of South Africa	(1.00)%	Quarterly	12/20/24	3,065,000	302,564	90,737	211,827
Government of South Africa	(1.00)%	Quarterly	12/20/24	4,478,000	442,051	132,619	309,432
Government of South Korea	(1.00)%	Quarterly	6/20/24	2,481,367	(79,670)	(83,106)	3,436
Government of South Korea	(1.00)%	Quarterly	12/20/24	1,632,000	(55,777)	(53,378)	(2,399)
Government of Turkey	(1.00)%	Quarterly	9/20/20	1,976,000	21,785	157,717	(135,932)
Government of Turkey	(1.00)%	Quarterly	6/20/24	141,000	22,555	14,153	8,402
Government of Turkey	(1.00)%	Quarterly	6/20/25	909,000	176,564	206,196	(29,632)
L Brand Inc.	(1.00)%	Quarterly	12/20/20	385,000	4,063	9,625	(5,562)
Simon Property Group LP	(1.00)%	Quarterly	6/20/25	270,000	18,114	23,201	(5,087)
Traded Index
CDX.NA.IG.34	(1.00)%	Quarterly	6/20/25	854,000	(9,256)	3,466	(12,722)
Contracts to Sell Protection[c,d]
Single Name
Government of South Africa	1.00%	Quarterly	12/20/24	874,000	(86,278)	(25,494)	(60,784)	BB+
Government of Turkey	1.00%	Quarterly	12/20/22	826,000	(85,531)	(37,352)	(48,179)	B+
Traded Index
CDX.NA.HY.34	5.00%	Quarterly	6/20/25 30,279,800		(598,922)	(2,005,110)	1,406,188	Investment Grade

Total Centrally Cleared Swap Contracts					$194,776	$(1,557,004)	$1,751,780

62	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name

American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/25	20,000	$9,823	$ 6,169	$ 3,654
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/25	30,000	14,734	7,218	7,516
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	6/20/20	30,000	324	370	(46)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	6/20/20	50,000	540	740	(200)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	6/20/25	48,000	23,575	11,616	11,959
American Airlines Group Inc.	(5.00)%	Quarterly	FBCO	6/20/20	53,000	573	817	(244)
American Airlines Group Inc.	(5.00)%	Quarterly	FBCO	12/20/24	30,000	14,543	4,005	10,538
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	6/20/20	100,000	1,081	1,481	(400)
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/24	50,000	24,238	6,913	17,325
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/24	41,000	19,876	9,214	10,662
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	6/20/25	47,000	23,084	11,535	11,549
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	6/20/25	48,000	23,575	14,179	9,396
Avis Budget Group, Inc.	(5.00)%	Quarterly	BZWS	12/20/24	30,000	5,921	3,228	2,693
Avis Budget Group, Inc.	(5.00)%	Quarterly	BZWS	12/20/24	28,000	5,526	3,347	2,179
Avis Budget Group, Inc.	(5.00)%	Quarterly	BZWS	12/20/24	48,000	9,474	5,971	3,503
Avis Budget Group, Inc.	(5.00)%	Quarterly	GSCO	12/20/24	28,000	5,526	2,945	2,581
Avis Budget Group, Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	19,000	3,750	2,363	1,387
Avis Budget Group, Inc.	(5.00)%	Quarterly	MSCO	12/20/24	19,000	3,750	1,999	1,751
Beazer Homes USA, Inc.	(5.00)%	Quarterly	BZWS	6/20/25	41,000	(2,679)	8,162	(10,841)
Beazer Homes USA, Inc.	(5.00)%	Quarterly	GSCO	6/20/25	41,000	(2,679)	(1,858)	(821)
Beazer Homes USA, Inc.	(5.00)%	Quarterly	MSCO	6/20/25	41,000	(2,678)	9,167	(11,845)
Best Buy Co. Inc.	(5.00)%	Quarterly	BOFA	12/20/24	47,000	(9,200)	(7,284)	(1,916)
Best Buy Co. Inc.	(5.00)%	Quarterly	BOFA	12/20/24	48,000	(9,395)	(7,198)	(2,197)
Best Buy Co. Inc.	(5.00)%	Quarterly	BZWS	12/20/24	48,000	(9,395)	(8,145)	(1,250)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	12/20/24	144,000	(28,186)	(25,016)	(3,170)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	12/20/24	77,000	(15,071)	(11,390)	(3,681)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	12/20/24	29,000	(5,676)	(4,278)	(1,398)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	12/20/24	20,000	(3,914)	(2,803)	(1,111)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	6/20/25	86,000	(18,225)	(10,795)	(7,430)
Boyd Gaming Corp.	(5.00)%	Quarterly	GSCO	6/20/25	25,000	(1,370)	891	(2,261)

franklintempleton.com	Annual Report	63

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)

Boyd Gaming Corp.	(5.00)%	Quarterly	GSCO	6/20/25	25,000	$ (1,370)	$ 943	$ (2,313)
Boyd Gaming Corp.	(5.00)%	Quarterly	GSCO	6/20/25	25,000	(1,370)	943	(2,313)
Boyd Gaming Corp.	(5.00)%	Quarterly	MSCO	6/20/25	25,000	(1,371)	788	(2,159)
Carnival Corp.	(1.00)%	Quarterly	BZWS	6/20/23	41,000	9,535	11,179	(1,644)
Carnival Corp.	(1.00)%	Quarterly	BZWS	6/20/23	41,000	9,535	11,409	(1,874)
Carnival Corp.	(1.00)%	Quarterly	CITI	6/20/23	20,000	4,652	5,551	(899)
Carnival Corp.	(1.00)%	Quarterly	CITI	6/20/25	15,000	3,908	4,526	(618)
Carnival Corp.	(1.00)%	Quarterly	FBCO	6/20/23	65,000	15,116	17,801	(2,685)
Carnival Corp.	(1.00)%	Quarterly	GSCO	12/20/20	25,000	1,500	1,209	291
Carnival Corp.	(1.00)%	Quarterly	GSCO	12/20/20	25,000	1,501	2,525	(1,024)
Carnival Corp.	(1.00)%	Quarterly	GSCO	12/20/20	25,000	1,500	2,913	(1,413)
Carnival Corp.	(1.00)%	Quarterly	GSCO	6/20/23	41,000	9,535	10,680	(1,145)
Carnival Corp.	(1.00)%	Quarterly	GSCO	6/20/23	41,000	9,535	11,228	(1,693)
Carnival Corp.	(1.00)%	Quarterly	GSCO	6/20/25	39,000	10,160	11,767	(1,607)
Carnival Corp.	(1.00)%	Quarterly	GSCO	6/20/25	39,000	10,160	14,298	(4,138)
Carnival Corp.	(1.00)%	Quarterly	JPHQ	12/20/20	13,000	781	702	79
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	GSCO	6/20/25	5,000	1,118	1,591	(473)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	GSCO	6/20/25	16,000	3,575	5,473	(1,898)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	GSCO	6/20/25	18,000	4,021	6,080	(2,059)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	2,000	447	552	(105)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	5,000	1,117	1,366	(249)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	16,000	3,575	5,393	(1,818)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	30,000	6,702	8,870	(2,168)
Devon Energy Corp.	(1.00)%	Quarterly	GSCO	6/20/25	80,000	1,256	7,775	(6,519)
Devon Energy Corp.	(1.00)%	Quarterly	JPHQ	6/20/25	80,000	1,255	8,253	(6,998)
Enel SpA	(1.00)%	Quarterly	BOFA	6/20/23	85,000	EUR (1,757)	(31)	(1,726)
Enel SpA	(1.00)%	Quarterly	MSCS	12/20/23	330,000	EUR (6,896)	1,575	(8,471)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	BZWS	12/20/24	19,000	(384)	849	(1,233)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	BZWS	6/20/25	28,000	(260)	1,100	(1,360)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	BZWS	6/20/25	25,000	(232)	1,591	(1,823)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	BZWS	6/20/25	42,000	(389)	2,275	(2,664)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	GSCO	12/20/24	19,000	(384)	(640)	256
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	GSCO	6/20/25	47,000	(436)	942	(1,378)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	MSCO	12/20/24	47,000	(950)	(897)	(53)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	MSCS	6/20/25	54,000	(500)	1,930	(2,430)
Government of Brazil	(1.00)%	Quarterly	BZWS	6/20/25	201,000	16,282	23,672	(7,390)
Government of China	(1.00)%	Quarterly	MSCO	6/20/25	780,000	(18,701)	(15,064)	(3,637)
Government of China	(1.00)%	Quarterly	MSCS	6/20/25	755,000	(18,102)	(17,595)	(507)
Government of Italy	(1.00)%	Quarterly	JPHQ	6/20/24	218,000	6,577	1,936	4,641
Government of Mexico	(1.00)%	Quarterly	BOFA	6/20/25	135,000	4,687	11,880	(7,193)
Government of Mexico	(1.00)%	Quarterly	BOFA	6/20/25	680,000	23,604	59,848	(36,244)

64	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value		Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)

Government of Mexico	(1.00)%	Quarterly	BOFA	6/20/25	695,000		$ 24,125	$ 66,669	$ (42,544)
Government of Russia	(1.00)%	Quarterly	BZWS	6/20/25	94,000		679	3,745	(3,066)
Groupe Casino	(5.00)%	Quarterly	BZWS	6/20/22	114,000	EUR	1,452	11,459	(10,007)
Groupe Casino	(5.00)%	Quarterly	BZWS	12/20/24	75,000	EUR	5,978	5,210	768
Groupe Casino	(5.00)%	Quarterly	BZWS	12/20/24	106,000	EUR	8,709	7,370	1,339
Groupe Casino	(5.00)%	Quarterly	BZWS	12/20/24	210,000	EUR	16,740	18,214	(1,474)
Heidelbergcement AG	(5.00)%	Quarterly	JPHQ	6/20/25	101,000	EUR	(21,882)	(14,959)	(6,923)
Heidelbergcement AG	(5.00)%	Quarterly	JPHQ	6/20/25	50,000	EUR	(10,832)	(8,006)	(2,826)
Heidelbergcement AG	(5.00)%	Quarterly	JPHQ	6/20/25	41,000	EUR	(8,883)	(6,637)	(2,246)
Heidelbergcement AG	(5.00)%	Quarterly	JPHQ	6/20/25	42,000	EUR	(9,099)	(6,496)	(2,603)
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	12/20/24	121,000		77,395	23,942	53,453
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	12/20/24	121,000		77,394	25,055	52,339
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	12/20/24	360,000		230,265	93,796	136,469
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	6/20/25	21,000		13,682	9,162	4,520
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	4,000		2,606	2,500	106
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	MSCO	6/20/25	6,000		3,910	3,765	145
Kimco Realty Corp.	(1.00)%	Quarterly	JPHQ	6/20/24	122,000		(1,107)	–	(1,107)
Kimco Realty Corp.	(1.00)%	Quarterly	JPHQ	6/20/25	121,000		57	2,018	(1,961)
Kohl’s Corp.	(1.00)%	Quarterly	BOFA	6/20/25	42,000		7,767	8,389	(622)
Kohl’s Corp.	(1.00)%	Quarterly	BZWS	6/20/25	42,000		7,767	7,579	188
Kohl’s Corp.	(1.00)%	Quarterly	BZWS	6/20/25	42,000		7,767	8,459	(692)
Kohl’s Corp.	(1.00)%	Quarterly	BZWS	6/20/25	50,000		9,247	8,606	641
Kohl’s Corp.	(1.00)%	Quarterly	GSCO	12/20/24	403,000		66,503	7,896	58,607
Kohl’s Corp.	(1.00)%	Quarterly	MSCO	12/20/24	153,000		25,249	2,641	22,608
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	12/20/24	540,000	EUR	14,586	2,140	12,446
MBIA Inc.	(5.00)%	Quarterly	BZWS	6/20/22	24,000		(385)	(582)	197
MBIA Inc.	(5.00)%	Quarterly	CITI	6/20/21	340,000		(7,744)	(16,353)	8,609
MBIA Inc.	(5.00)%	Quarterly	CITI	6/20/22	40,000		(642)	(2,692)	2,050
MBIA Inc.	(5.00)%	Quarterly	CITI	12/20/24	112,000		1,089	(17,942)	19,031
MBIA Inc.	(5.00)%	Quarterly	GSCO	6/20/22	25,000		(401)	(1,331)	930
MBIA Inc.	(5.00)%	Quarterly	GSCO	12/20/24	360,000		3,500	(54,260)	57,760
MBIA Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	16,000		275	(66)	341
NRG Energy Inc.	(5.00)%	Quarterly	BZWS	6/20/24	288,000		(47,474)	(47,563)	89
Petroleo Brasileiro SA	(1.00)%	Quarterly	BZWS	6/20/25	80,000		11,525	14,870	(3,345)
Petroleo Brasileiro SA	(1.00)%	Quarterly	CITI	6/20/25	53,000		7,635	9,851	(2,216)
Simon Property Group LP	(1.00)%	Quarterly	BZWS	12/20/24	161,000		9,227	(1,709)	10,936

franklintempleton.com	Annual Report	65

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value		Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)

Simon Property Group LP	(1.00)%	Quarterly	JPHQ	12/20/24	291,000		$ 16,677	$ 5,539	$ 11,138
Simon Property Group LP	(1.00)%	Quarterly	MSCS	12/20/24	370,000		21,205	(11,533)	32,738
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	12/20/24	2,730,000	JPY	1,336	4,341	(3,005)
Softbank Group Corp.	(1.00)%	Quarterly	CITI	12/20/24	96,500,000	JPY	47,224	47,450	(226)
Staples Inc.	(5.00)%	Quarterly	GSCO	12/20/24	12,000		3,071	(44)	3,115
Staples Inc.	(5.00)%	Quarterly	GSCO	12/20/24	225,000		57,590	10,542	47,048
Staples Inc.	(5.00)%	Quarterly	GSCO	6/20/25	177,000		48,447	3,065	45,382
Staples Inc.	(5.00)%	Quarterly	MSCS	12/20/24	68,000		17,405	372	17,033
Suedzucker AG	(1.00)%	Quarterly	JPHQ	6/20/25	127,000	EUR	1,834	5,896	(4,062)
Telecom Italia SpA	(1.00)%	Quarterly	BZWS	6/20/25	227,000	EUR	16,722	32,399	(15,677)
Transdigm Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	58,000		(3,506)	870	(4,376)
Transocean Inc.	(5.00)%	Quarterly	FBCO	12/20/24	356,000		187,346	208,881	(21,535)
Transocean Inc.	(5.00)%	Quarterly	FBCO	6/20/25	147,000		78,274	94,710	(16,436)
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	84,000		44,205	3,469	40,736
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	185,000		97,357	25,471	71,886
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	534,000		281,019	42,622	238,397
Transocean Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	100,000		52,625	55,513	(2,888)
Transocean Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	434,000		228,393	66,286	162,107
Unisys Corp.	(5.00)%	Quarterly	BZWS	12/20/24	20,000		(1,994)	(2,986)	992
Unisys Corp.	(5.00)%	Quarterly	CITI	12/20/24	20,000		(1,995)	(3,080)	1,085
Unisys Corp.	(5.00)%	Quarterly	CITI	12/20/24	20,000		(1,995)	(2,941)	946
US Steel Corp.	(5.00)%	Quarterly	BZWS	6/20/25	25,000		7,541	7,742	(201)
US Steel Corp.	(5.00)%	Quarterly	BZWS	6/20/25	25,000		7,540	8,703	(1,163)
US Steel Corp.	(5.00)%	Quarterly	CITI	6/20/25	25,000		7,541	7,613	(72)
US Steel Corp.	(5.00)%	Quarterly	GSCO	6/20/25	25,000		7,540	8,703	(1,163)
US Steel Corp.	(5.00)%	Quarterly	GSCO	6/20/25	42,000		12,668	11,599	1,069
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	25,000		7,540	7,978	(438)
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	68,000		20,510	18,770	1,740
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	85,000		25,638	21,816	3,822
US Steel Corp.	(5.00)%	Quarterly	MSCO	6/20/25	17,000		5,127	6,087	(960)
US Steel Corp.	(5.00)%	Quarterly	MSCO	6/20/25	25,000		7,541	7,609	(68)
US Steel Corp.	(5.00)%	Quarterly	MSCO	6/20/25	41,000		12,366	10,954	1,412
Contracts to Sell Protection[c,d]
Single Name
American Airlines Group Inc.	5.00%	Quarterly	CITI	12/20/20	41,000		(9,975)	(7,854)	(2,121)	CCC
American Airlines Group Inc.	5.00%	Quarterly	GSCO	12/20/20	41,000		(9,974)	(7,586)	(2,388)	CCC
Occidental Petroleum Corp.	1.00%	Quarterly	BZWS	9/20/21	73,000		(6,375)	(17,014)	10,639	BB+
Occidental Petroleum Corp.	1.00%	Quarterly	BZWS	9/20/21	41,000		(3,580)	(8,116)	4,536	BB+
Occidental Petroleum Corp.	1.00%	Quarterly	CITI	6/20/21	11,000		(758)	(2,117)	1,359	BB+
Occidental Petroleum Corp.	1.00%	Quarterly	JPHQ	6/20/21	32,000		(2,206)	(5,050)	2,844	BB+

66	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Traded Index
CDX.EM.33	1.00%	Quarterly	MSCO	6/20/25	750,000	$(63,792)	$(72,010)	$ 8,218	Investment Grade

Total OTC Swap Contracts						$1,932,789	$1,010,158	$ 922,631

Total Credit Default Swap Contracts						$2,127,565	$(546,846)	$ 2,674,411

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

At May 31, 2020, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Fixed 5.49% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/15/22	46,991,626	MXN	$ 28,565
Receive Fixed 5.85% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/11/25	38,840,816	MXN	43,956
Receive Fixed 6.98% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/05/30	45,566,603	MXN	157,905

Total Interest Rate Swap Contracts					$ 230,426

At May 31, 2020, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Unamortized Upfront Payments (Receipts)	Value/Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Equity Contracts – Long[a]
Ampol LTD	1-Month BBSW + 0.55%	Monthly	MSCS	12/22/21	1,064,189	AUD	$ —	$ (154,359)
Amundi SA	1-Day EONIA + 0.40%	Monthly	MSCS	3/10/21	266,038	EUR	—	117,965
Anima Holding SpA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/21/20	841,938	EUR	—	91,268
Anixter International Inc.	1-Day FEDEF + 0.40%	Monthly	MSCO	12/23/20	1,995,247		—	137,268
Ashtead Group PLC	1-Month LIBOR + 0.50%	Monthly	BOFA	5/03/21	325,851	GBP	—	29,115
Barclays PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/21	417,778	GBP	—	63,419
BNP Paribas SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/21/20	956,722	EUR	—	42,996
Bolsas y Mercados Espanoles SHMSF SA	1-Month LIBOR + 0.48%	Monthly	BZWS	12/21/20	2,566,410	EUR	—	12
BorgWarner Inc.	1-Day FEDEF + 0.40%	Monthly	MSCO	5/17/21	556,232		—	49,606
Bureau Veritas SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/20	758,186	EUR	—	33,245

franklintempleton.com	Annual Report	67

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Unamortized Upfront Payments (Receipts)	Value/Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Equity Contracts – Long[a] (continued)
Bureau Veritas SA	1-Month EURIBOR + 0.40%	Monthly	GSCO	5/18/21	132,057	EUR	$ —	$ 2,617
Caesars Entertainment Corp.	1-Day FEDEF + 0.40%	Monthly	MSCS	12/23/20	3,923,646		—	149,076
Carrier Global Corp.	1-Day FEDEF + 0.40%	Monthly	MSCO	12/23/20	569,590		—	224,114
Celesio AG	1-Day EONIA + 0.65%	Monthly	MSCS	11/04/20	3,563,710	EUR	—	(77,620)
Cie Plastic Omnium SA	1-Month EURIBOR + 0.50%	Monthly	MSCS	1/12/21	1,104,432	EUR	—	267,824
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	3/04/21	27,591		—	962
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	3/15/21	53,417		—	9,003
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	4/01/21	3,351		—	11
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	4/01/21	39,797		—	7,388
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	4/28/21	7,393		—	618
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	4/29/21	9,918		—	675
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/03/21	15,061		—	1,002
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/04/21	6,489		—	868
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/04/21	9,554		—	937
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/05/21	3,655		—	464
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/06/21	8,218		—	716
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/07/21	1,807		—	201
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/10/21	3,024		—	255
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/11/21	5,404		—	335
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/18/21	9,318		—	746
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/19/21	6,999		—	298
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/20/21	19,267		—	861
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/21/21	19,120		—	1,009
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/24/21	2,396		—	105
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/27/21	3,220		—	101
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/31/21	9,835		—	(15)
Croda International PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/21	546,018	GBP	—	25,155
Danone SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/21/20	2,704,142	EUR	—	491,399
DP World PLC	1-Day FEDEF + 2.00%	Monthly	MSCO	4/19/21	678,923		—	(4,587)
EDP Renovaveis SA	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/20	797,888	EUR	—	520,646
Elisa OYJ	1-Month EURIBOR + 0.40%	Monthly	MSCS	3/08/21	282,271	EUR	—	2,849
Elisa OYJ	1-Month EURIBOR + 0.40%	Monthly	MSCO	4/15/21	172,676	EUR	—	9,425
Eurofins Scientific SE	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/20	299,597	EUR	—	174,797
Faurecia	1-Day EONIA + 0.65%	Monthly	MSCO	9/04/20	653,435	EUR	—	(12,300)
Faurecia	1-Month LIBOR + 0.08%	Monthly	BZWS	3/08/21	240,138	EUR	—	(17,865)
Fiat Chrysler Automobiles NV	1-Day EONIA + 0.65%	Monthly	MSCO	9/04/20	3,813,879	EUR	—	(344,772)
Fiat Chrysler Automobiles NV	1-Month LIBOR + 0.08%	Monthly	BZWS	3/08/21	1,282,960	EUR	—	(37,698)
Flutter Entertainment PLC	1-Day SONIA + 0.75%	Monthly	MSCS	2/08/21	1,042,392	GBP	—	575,117
Fortescue Metals Group LTD	1-Month BBSW + 0.55%	Monthly	MSCS	3/26/21	171,691	AUD	—	39,276
GrandVision NV	1-Day EONIA + 0.65%	Monthly	MSCS	9/04/20	3,588,185	EUR	—	(434,738)
GrandVision NV	1-Month LIBOR + 0.05%	Monthly	BZWS	5/11/21	4,252,156	EUR	—	58,768
HeidelbergCement AG	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/20	1,096,195	EUR	—	77,767
Hermes International	1-Month EURIBOR + 0.40%	Monthly	MSCO	3/18/21	250,009	EUR	—	36,260
Hikma Pharmaceuticals PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/21	116,608	GBP	—	3,754
HP Inc.	1-Month LIBOR + 0.52%	Monthly	BZWS	5/26/21	878,102		—	(101,594)

68	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Unamortized Upfront Payments (Receipts)	Value/Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Equity Contracts – Long[a] (continued)
Iliad SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/21/20	578,217	EUR	$ —	$ 277,398
Ingenico Group SA	1-Month LIBOR + 0.06%	Monthly	BZWS	5/20/21	2,846,425	EUR	—	97,202
ITV PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/21	755,380	GBP	—	77,542
Kering SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/20	827,444	EUR	—	203,302
Kering SA	1-Month EURIBOR + 0.40%	Monthly	MSCO	3/15/21	537,739	EUR	—	61,458
Knight-Swift Transportation Holdings Inc.	1-Month LIBOR + 0.55%	Monthly	MSCS	9/22/20	2,775,288		—	499,377
LINE Corp.	1-Month LIBOR + 0.55%	Monthly	MSCS	11/24/21	322,911,580	JPY	—	45,512
Louisiana-Pacific Corp.	1-Month LIBOR + 0.50%	Monthly	MSCS	5/31/21	2,834,155		—	(44,893)
LVMH Moet Hennessy Louis Vuitton	1-Day EONIA + 0.40%	Monthly	MSCS	12/21/20	231,552	EUR	—	62,660
Norfolk Southern Corp.	1-Month LIBOR + 0.50%	Monthly	MSCO	9/22/20	3,604,299		—	(39,390)
NVR Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	9/22/20	3,205,630		—	286,595
Osram Licht AG	1-Day EONIA + 0.65%	Monthly	MSCS	4/19/21	447,010	EUR	—	3,646
Osram Licht AG	1-Month LIBOR + 0.03%	Monthly	BZWS	5/14/21	873,921	EUR	—	12,426
QUALCOMM Inc.	1-Month LIBOR + 0.50%	Monthly	MSCS	5/03/21	2,080,723		—	54,105
Rio Tinto PLC	1-Month LIBOR + 0.50%	Monthly	MSCS	9/22/20	3,323,918		—	406,861
RSA Insurance Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/21	636,646	GBP	—	23,400
Ryanair Holdings PLC	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/20	327,118	EUR	—	93,241
Smith & Nephew PLC	1-Month LOBOR + 0.40%	Monthly	MSCO	3/12/21	363,439	GBP	—	9,792
Smiths Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/21	621,243	GBP	—	28,099
Societe Generale SA	1-Month LIBOR + 0.40%	Monthly	MSCS	12/21/20	621,498	EUR	—	(102,688)
Sports Direct International PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/16/21	356,681	GBP	—	111,081
Stroeer SE & Co. KGaA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/20	2,549,428	EUR	—	300,365
T-Mobile US Inc.	1-Month LIBOR + 0.52%	Monthly	BZWS	5/26/21	1,116,245		—	32,565
Vodafone Group PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/08/21	726,258	GBP	—	2,673
Wheelock & Co. LTD	1-Day HONIX + 0.55%	Monthly	MSCS	4/19/21	175,784	HKD	—	(357)
Zhongsheng Group Holdings	1-Month HIBOR + 0.95%	Monthly	MSCS	3/31/21	2,550,542	HKD	—	134,360

								4,701,077

Equity Contracts – Short[b]
AbbVie Inc.	1-Day FEDEF - 0.35%	Monthly	MSCS	2/04/21	71		—	(23)
Brookfield Renewable Partners	1-Day FEDEF - 3.68%	Monthly	MSCO	2/04/21	1,396,270		—	141,404
Colruyt SA	1-Day EONIA - 0.40%	Monthly	MSCS	12/21/20	1,373,519	EUR	—	(499,087)
Delphi Technologies PLC	1-Day FEDEF - 0.35%	Monthly	MSCO	5/17/21	513,717		—	(46,846)
DJ EURO STOXX 50 Index	1-Day EONIA - 0.45%	Monthly	MSCO	3/19/21	579,095	EUR	—	(163,014)
Eldorado Resorts Inc.	1-Day FEDEF - 1.77%	Monthly	MSCS	2/04/21	1,165,323		—	25,461
Elisa OYJ	1-Day EONIA - 0.40%	Monthly	MSCS	12/21/20	298,648	EUR	—	(92,129)
Ferrari NV	1-Day EONIA - 0.50%	Monthly	MSCS	3/10/21	100,100	EUR	—	(28,836)
Flutter Entertainment PLC	1-Month LIBOR - 0.45%	Monthly	BZWS	11/04/20	218,402		—	162
Flutter Entertainment PLC	1-Month LIBOR - 0.43%	Monthly	BZWS	11/04/20	12,262,766		—	8,617

franklintempleton.com	Annual Report	69

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Unamortized Upfront Payments (Receipts)	Value/Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Equity Contracts – Short[b] (continued)
Flutter Entertainment PLC	1-Day SONIA - 0.75%	Monthly	MSCS	2/08/21	1,105,995	GBP	$ —	$ (489,078)
Genworth Financial Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	2/04/21	145,452		—	33,578
Hannover Rueck SE	1-Day EONIA - 0.35%	Monthly	MSCS	12/21/20	416,609	EUR	—	(116,526)
Hennes & Mauritz AB	1-Week STIBOR - 0.40%	Monthly	MSCS	11/10/20	4,131,636	SEK	—	(34,081)
JD Sports Fashion PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/16/21	108,881	GBP	—	(29,743)
L’Oreal SA	1-Day EONIA - 0.35%	Monthly	MSCS	12/21/20	401,718	EUR	—	(102,386)
Marks & Spencer Group PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/16/21	111,386	GBP	—	(16,043)
Morgan Stanley MSPSCARR Index	1-Day FEDEF - 0.35%	Monthly	MSCO	4/06/21	485,059		—	(118,712)
Morgan Stanley MSPSEVRG Index	1-Day FEDEF - 0.35%	Monthly	MSCO	5/21/21	320,158		—	(13,869)
Nestle SA	1-Day SARON - 0.40%	Monthly	MSCS	7/14/20	853,801	CHF	—	(135,259)
Next PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/16/21	314,282	GBP	—	(5,554)
Nike Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	3/15/21	512,936		—	(44,621)
Peugeot SA	1-Day EONIA - 0.40%	Monthly	MSCO	9/04/20	3,419,169	EUR	—	195,492
Peugeot SA	1-Month LIBOR - 0.76%	Monthly	BZWS	3/08/21	1,226,070	EUR	—	77,585
Russell 2000 Index	1-Day FEDEF - 0.50%	Monthly	MSCS	5/01/21	1,108,522		—	(41,557)
S&P 500 High Beta Total Return Index	1-Month LIBOR - 0.05%	Monthly	BZWS	5/03/21	1,920,993		—	(220,921)
S&P 500 Index	1-Day FEDEF - 0.20%	Monthly	MSCS	5/26/21	983,242		—	(33,558)
S&P Total Return Index	1-Month LIBOR - 1.20%	Monthly	BOFA	3/25/21	577,473		—	(12,516)
SKF AB	1-Week STIBOR - 0.35%	Monthly	MSCO	3/01/21	3,710,824	SEK	—	(39,104)
Swisscom AG	1-Day SARON - 0.35%	Monthly	MSCS	7/14/20	576,937	CHF	—	(42,976)
WESCO International Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	2/04/21	146,139		—	21,164
Wharf Holdings	1-Day HONIX - 3.50%	Monthly	MSCS	4/19/21	46,345	HKD	—	87
Wharf Real Estate Investment	1-Day HONIX - 2.00%	Monthly	MSCS	4/19/21	97,403	HKD	—	(140)
Worldline SA	1-Month LIBOR - 0.57%	Monthly	BZWS	5/20/21	2,352,426	EUR	—	(154,574)

								(1,977,603)

Interest Rate Contracts – Long[a]
Government of Indonesia	3-Month LIBOR + 1.00%	Monthly	BOFA	5/18/21	2,047,666		—	22,085
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	DBAB	6/15/32	2,743,329		—	(188,304)
Government of Ukraine	—	Monthly	BOFA	7/08/20	—		1,707,737	(200,489)

								(366,708)

Total Total Return Swap Contracts								$2,356,766

*In U.S. dollars unless otherwise indicated.

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

bThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

See Note 11 regarding other derivative information.

See Abbreviations on page 92.

70	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

May 31, 2020

Franklin K2 Alternative Strategies Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$949,290,323
Cost – Non-controlled affiliates (Note 3f)	1,731,000
Cost – Unaffiliated repurchase agreements	12,640,578

Value – Unaffiliated issuers†	$1,069,971,744
Value – Non-controlled affiliates (Note 3f)	1,731,000
Value – Unaffiliated repurchase agreements	12,640,578
Cash	38,008,889
Restricted cash for OTC derivatives (Note 1f)	3,250,000
Foreign currency, at value (cost $1,853,851)	1,763,823
Receivables:
Investment securities sold	29,191,494
Capital shares sold	1,399,395
Dividends and interest	3,479,425
Deposits with brokers for:
Exchange traded options written	1,793,514
Securities sold short	219,786,372
OTC derivative contracts	17,956,517
Futures contracts	20,988,755
Centrally cleared swap contracts	5,016,455
Due from brokers	15,825,935
Variation margin on centrally cleared swap contracts	202,661
OTC swap contracts (upfront payments $3,236,275)	3,149,816
Unrealized appreciation on OTC forward exchange contracts	5,904,694
Unrealized appreciation on OTC swap contracts	7,853,362
Other assets	24,593

Total assets	1,459,939,022

Liabilities:
Payables:
Investment securities purchased	15,910,075
Capital shares redeemed	1,870,718
Management fees	1,717,435
Distribution fees	49,785
Transfer agent fees	174,182
Variation margin on futures contracts	66,379
Deposits from brokers for:
OTC derivative contracts	3,250,000
Due to brokers	14,219,176
OTC swap contracts (upfront receipts $469,737)	431,921
Options written, at value (premiums received $1,353,412)	1,946,512
Securities sold short, at value (proceeds $273,187,565)	287,893,067
Payable upon return of securities loaned	2,135,842
Unrealized depreciation on OTC forward exchange contracts	5,497,508
Unrealized depreciation on OTC swap contracts	4,573,965
Accrued expenses and other liabilities	439,172

Total liabilities	340,175,737

Net assets, at value	$1,119,763,285

Net assets consist of:
Paid-in capital	$1,065,961,420
Total distributable earnings (loss)	53,801,865

Net assets, at value	$1,119,763,285
†Includes securities loaned	$2,099,903

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	71

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2020

Franklin K2 Alternative Strategies Fund

Class A:

Net assets, at value	$90,204,854

Shares outstanding	8,064,612

Net asset value per share[a]	$11.19

Maximum offering price per share (net asset value per share ÷ 94.50%)	$11.84

Class C:

Net assets, at value	$36,043,461

Shares outstanding	3,292,957

Net asset value and maximum offering price per share[a]	$10.95

Class R:

Net assets, at value	$883,519

Shares outstanding	78,915

Net asset value and maximum offering price per share	$11.20

Class R6:

Net assets, at value	$15,537,479

Shares outstanding	1,380,758

Net asset value and maximum offering price per share	$11.25

Advisor Class:

Net assets, at value	$977,093,972

Shares outstanding	86,980,988

Net asset value and maximum offering price per share	$11.23

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

72	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2020

Franklin K2 Alternative Strategies Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$9,468,627
Interest:
Unaffiliated issuers	16,809,899
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	50,109
Non-controlled affiliates (Note 3f)	57,601
Total investment income	26,386,236

Expenses:
Management fees (Note 3a)	23,322,593
Distribution fees: (Note 3c)
Class A	253,103
Class C	409,900
Class R	4,564
Transfer agent fees: (Note 3e)
Class A	106,623
Class C	43,337
Class R	961
Class R6	10,018
Advisor Class	1,107,259
Custodian fees (Note 4)	250,027
Reports to shareholders	114,208
Registration and filing fees	135,072
Professional fees	576,923
Trustees’ fees and expenses	433,636
Dividends and interest on securities sold short	2,395,833
Other	138,286
Total expenses	29,302,343
Expense reductions (Note 4)	(289,793)
Expenses waived/paid by affiliates (Note 3f and 3g)	(2,043,016)
Net expenses	26,969,534
Net investment loss	(583,298)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	25,786,179
Written options	(745,362)
Foreign currency transactions	(431,365)
Forward exchange contracts	301,119
Futures contracts	2,396,244
Securities sold short	(20,211,741)
Swap contracts	(6,644,614)
Net realized gain (loss)	450,460

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	26,148,022
Translation of other assets and liabilities denominated in foreign currencies	711,358
Forward exchange contracts	(1,150,368)
Written options	(850,050)
Futures contracts	(11,747,549)
Securities sold short	(21,166,666)
Swap contracts	5,403,359
Net change in unrealized appreciation (depreciation)	(2,651,894)
Net realized and unrealized gain (loss)	(2,201,434)
Net increase (decrease) in net assets resulting from operations	$(2,784,732)
* Foreign taxes withheld on dividends	$142,228

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	73

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,

	2020	2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (583,298)	$ 6,523,460
Net realized gain (loss)	450,460	8,805,411
Net change in unrealized appreciation (depreciation)	(2,651,894)	640,752

Net increase (decrease) in net assets resulting from operations	(2,784,732)	15,969,623

Distributions to shareholders:
Class A	(679,196)	(2,359,116)
Class C	(21,557)	(1,085,438)
Class R	(3,120)	(16,101)
Class R6	(410,046)	(817,934)
Advisor Class	(9,695,842)	(21,685,004)

Total distributions to shareholders	(10,809,761)	(25,963,593)

Capital share transactions: (Note 2)
Class A	(13,345,502)	(13,877,422)
Class C	(8,451,161)	(7,442,314)
Class R	55,826	189,631
Class R6	(27,551,565)	11,235,421
Advisor Class	(56,636,996)	158,034,578

Total capital share transactions	(105,929,398)	148,139,894

Net increase (decrease) in net assets	(119,523,891)	138,145,924
Net assets:
Beginning of year	1,239,287,176	1,101,141,252

End of year	$1,119,763,285	$1,239,287,176

74	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin K2 Alternative Strategies Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Alternative Strategies Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined.

Over-the-counter (OTC) securities are valued within the

range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be

franklintempleton.com	Annual Report	75

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At May 31, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with

76	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on May 29, 2020.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a for-mal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/ or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial mar-gins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price, commodity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 11 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At May 31, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

g. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

h. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counter-parties to fulfill their obligations under the contracts.

i. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

j. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

j. Securities Lending (continued)

obligations to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

k. Investments in K2 Holdings Investment Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2020, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the K2 Subsidiary to offset income from prior or future years. At May 31, 2020, the net assets of the K2 Subsidiary were $17,723,162 representing 1.6% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

l. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

m. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2020, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

n. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

o. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

p. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,

	2020		2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	1,834,464	$20,825,586	2,351,885	$26,666,136
Shares issued in reinvestment of distributions	55,183	634,600	207,339	2,233,039
Shares redeemed	(3,087,523)	(34,805,688)	(3,768,289)	(42,776,597)

Net increase (decrease)	(1,197,876)	$(13,345,502)	(1,209,065)	$(13,877,422)

Class C Shares:
Shares sold	436,592	$4,835,910	660,253	$7,380,998
Shares issued in reinvestment of distributions	1,688	19,060	93,730	992,601
Shares redeemed[a]	(1,207,657)	(13,306,131)	(1,421,875)	(15,815,913)

Net increase (decrease)	(769,377)	$(8,451,161)	(667,892)	$(7,442,314)

Class R Shares:
Shares sold	20,353	$232,838	128,380	$1,438,887
Shares issued in reinvestment of distributions	271	3,120	1,492	16,101
Shares redeemed	(16,509)	(180,132)	(111,838)	(1,265,357)

Net increase (decrease)	4,115	$55,826	18,034	$189,631

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended May 31,

	2020		2019

	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	423,043	$4,803,618	1,328,232	$15,139,519
Shares issued in reinvestment of distributions	33,385	385,596	74,668	807,913
Shares redeemed	(2,852,217)	(32,740,779)	(412,633)	(4,712,011)

Net increase (decrease)	(2,395,789)	$(27,551,565)	990,267	$11,235,421

Advisor Class Shares:
Shares sold	26,636,798	$304,127,350	38,287,620	$435,094,092
Shares issued in reinvestment of distributions	596,749	6,880,518	1,729,893	18,700,140
Shares redeemed	(32,633,640)	(367,644,864)	(26,229,040)	(295,759,654)

Net increase (decrease)	(5,400,093)	$(56,636,996)	13,788,473	$158,034,578

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund and K2 Subsidiary. Management fees paid by the fund are reduced on assets invested in the K2 Subsidiary, in an amount equal to the management fees paid by the K2 Subsidiary.

Effective June 1, 2020, the Fund and K2 Subsidiary will pay an investment management fee to K2 Advisors based on the average daily net assets of the Fund and K2 Subsidiary as follows:

Annualized Fee Rate	Net Assets

1.90%	Up to and including $1 billion

1.85%	Over $1 billion, up to and including $1.5 billion

1.80%	Over $1.5 billion, up to and including $3 billion

1.75%	In excess of $3 billion

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors and are not an additional expense of the Fund or K2 Subsidiary. Each subadvisor is compensated for managing its respective portion of the average daily net assets of the Fund or K2 Subsidiary.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

Subadvisors

Apollo Credit Management LLC

Bardin Hill Arbitrage IC Management LP

Chatham Asset Management, LLC

Chilton Investment Company, LLC

Ellington Global Asset Management, LLC

Emso Asset Management Limited

Graham Capital Management, L.P.

Grantham, Mayo, Van Otterloo & Co. LLC

H2O AM LLP

Impala Asset Management LLC

Jennison Associates, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L.P.

P. Schoenfeld Asset Management L.P.

Portland Hill Asset Management Limited

Wellington Management Company, LLP

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund and K2 Subsidiary average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$15,790
CDSC retained	$4,566

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2020, the Fund paid transfer agent fees of $1,268,198, of which $404,068 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from Securities Loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$4,871,000	$52,072,000	$(55,212,000)	$ —	$ —	$1,731,000	1,731,000	$57,601

g. Waiver and Expense Reimbursements

K2 Advisors and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.95%, and Class R6 does not exceed 1.87% based on the average net assets of each class until September 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2020, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2020, the Fund had short-term capital loss carryforwards of $8,025,560, not subject to expiration.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At May 31, 2020, the Fund deferred late-year ordinary losses of $9,759,745.

The tax character of distributions paid during the years ended May 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$10,163,914	$—
Long term capital gains	645,847	25,963,593

Total distributions paid	$10,809,761	$25,963,593

At May 31, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$721,403,185

Unrealized appreciation	$154,711,387
Unrealized depreciation	(83,665,529)

Net unrealized appreciation (depreciation)	$71,045,858

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and investments in the K2 Subsidiary.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2020, aggregated $2,720,262,043 and $2,744,592,906, respectively.

At May 31, 2020, in connection with securities lending transactions, the Fund loaned equity investments and corporate bonds and notes and received $2,135,842 of cash collateral. The gross amounts of recognized liability for such transactions is included in payable upon return of securities loaned in the Consolidated Statement of Assets and Liabilities. The agreements can be terminated at any time.

The Fund sold certain long positions held in the portfolio and simultaneously entered into total return swaps on the positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At May 31, 2020, the transfers of financial assets accounted for as sales were as follows:

	At Original Transactions Dates		At Year Ended May 31, 2020

	Cost Basis of Positions Sold	Gross Cash Received for Positions Sold	Fair Value of Transferred Assets[a]	Gross Derivative Assets Recorded	[b]	Gross Derivative Liabilities Recorded	[b]
Sales and total return swaps	$18,021,660	$17,925,848	$18,005,668	$18,025,856		$(17,946,036)

a$79,820 of fair value of transferred assets are included as unrealized appreciation and depreciation on OTC swap contracts in the Consolidated Statement of Assets and Liabilities.

bBalances are presented on a gross basis, based on each leg of the swap contract, before the application of counterparty and cash collateral offsetting.

See Notes 1(e) and 11 regarding derivative financial instruments and other derivative information, respectively.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $14,421,589 representing 1.3% of the Fund’s net assets. For information as to specific securities, see the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At May 31, 2020, the Fund had less than 0.1% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
4,965	[a]One Call Corp.	10/28/19	$595,597	$556,076
33,337	[a]One Call Corp., cvt. pfd.	10/28/19	3,999,099	3,733,737

Total Restricted Securities (Value is 0.4% of Net Assets)			$4,594,696	$4,289,813

aThe Fund also invests in unrestricted securities of this issuer, valued at $3,928,880 as of May 31, 2020.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

11. Other Derivative Information

At May 31, 2020, the investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Investments in securities, at value	$5,250	[a]	Options written, at value	$4,813
	Variation margin on futures contracts	1,430,416	[b]	Variation margin on futures contracts	623,020	[b]
	Variation margin on centrally cleared swap contracts	230,426	[b]
	OTC swap contracts (upfront payments)	1,707,737
	Unrealized appreciation on OTC swap contracts	22,085		Unrealized depreciation on OTC swap contracts	388,793

Foreign exchange contracts	Investments in securities, at value	255,711	[a]	Options written, at value	444,781
	Unrealized appreciation on OTC forward exchange contracts	5,904,694		Unrealized depreciation on OTC forward exchange contracts	5,497,508

Credit contracts	Variation margin on centrally cleared swap contracts	2,052,077	[b]	Variation margin on centrally cleared swap contracts	300,297	[b]
	OTC swap contracts (upfront payments)	1,442,079		OTC swap contracts (upfront receipts)	431,921
	Unrealized appreciation on OTC swap contracts	1,253,774		Unrealized depreciation on OTC swap contracts	331,143

Equity contracts	Investments in securities, at value	1,710,360	[a]	Options written, at value	1,496,918
	Variation margin on futures contracts	2,904,309	[b]	Variation margin on futures contracts	10,954,259	[b]

	Unrealized appreciation on OTC swap contracts	6,577,503		Unrealized depreciation on OTC swap contracts	3,854,029

Commodity contracts	Variation margin on futures contracts	560,460	[b]	Variation margin on futures contracts	657,306	[b]

Totals		$26,056,881			$24,984,788

aPurchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

11. Other Derivative Information (continued)

For the year ended May 31, 2020, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Investments	$(199,095)[a]	Investments	$(965)[a]
	Written options	40,983	Written options	1,217
	Futures contracts	6,597,876	Futures contracts	(1,680,206)
	Swap contracts	(126,742)	Swap contracts	(102,577)

Foreign exchange contracts	Investments	(319,481)[a]	Investments	48,997 [a]
	Written options	161,621	Written options	(154,794)
	Forward exchange contracts	301,119	Forward exchange contracts	(1,150,368)

Credit contracts	Swap contracts	(2,379,926)	Swap contracts	2,859,859

Equity contracts	Investments	893,776 [a]	Investments	1,344,658 [a]
	Written options	(947,966)	Written options	(696,473)
	Futures contracts	(3,975,671)	Futures contracts	(10,984,173)
	Swap contracts	(4,419,242)	Swap contracts	2,657,923

Commodity contracts	Futures contracts	(225,961)	Futures contracts	916,830
	Swap contracts	281,296	Swap contracts	(11,846)

Totals		$(4,317,413)		$(6,951,918)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended May 31, 2020, the average month end notional amount of options, futures contracts and swap contracts represented 52,036,173 shares/units, $764,721,590 and $192,158,476, respectively. The average month end contract value of forward exchange contracts was $448,924,813.

At May 31, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward Exchange Contracts	$5,904,694	$5,497,508
Options Purchased	255,711	—
Options Written	—	444,781
Swap Contracts	11,003,178	5,005,886

Total	$17,163,583	$10,948,175

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	[a]	Cash Collateral Received [a]	Net Amount (Not less than zero)

Counterparty
BNYM	$ 144,508	$ (144,508)	$—		$ —	$ —
BOFA	1,905,723	(331,579)	—		(70,000)	1,504,144
BZWS	1,157,377	(1,129,384)	—		(27,993)	—
CITI	132,756	(59,377)	—		—	73,379
DBAB	1,423	(1,423)	—		—	—
FBCO	336,752	(40,900)	—		—	295,852
GSCO	859,510	(191,131)	—		(668,379)	—
HSBC	—	—	—		—	—
JPHQ	774,974	(564,249)	—		—	210,725
JPHQ[c]	3,868,858	—	—		—	3,868,858
MSCI	247,310	(7,116)	—		—	240,194
MSCO	1,069,056	(1,069,056)	—		—	—
MSCO[d]	1,273,126	(1,273,126)	—		—	—
MSCS	55,123	(55,123)	—		—	—
MSCS[c]	5,312,318	—	—		—	5,312,318
SSBT	17,794	(17,794)	—		—	—
UBSW	6,975	(6,975)	—		—	—
Total	$17,163,583	$(4,891,741)	$—		$(766,372)	$11,505,470

At May 31, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	[b]	Cash Collateral Pledged [a]	Net Amount (Not less than zero)

Counterparty
BNYM	$ 830,326	$ (144,508)	$—		$(660,000)	$ 25,818
BOFA	331,579	(331,579)	—		—	—
BZWS	1,129,384	(1,129,384)	—		—	—
CITI	59,377	(59,377)	—		—	—
DBAB	188,304	(1,423)	—		(186,881)	—
FBCO	40,900	(40,900)	—		—	—
GSCO	191,131	(191,131)	—		—	—
HSBC	15,841	—	—		—	15,841
JPHQ	564,249	(564,249)	—		—	—
JPHQ[c]	1,693,694	—	—		—	1,693,694
MSCI	7,116	(7,116)	—		—	—
MSCO	1,179,135	(1,069,056)	—		(110,000)	79
MSCO[d]	2,055,406	(1,273,126)	—		(782,280)	—
MSCS	59,011	(55,123)	—		(3,888)	—
MSCS[c]	2,481,631	—	—		—	2,481,631

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

11. Other Derivative Information (continued)

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	[b]	Cash Collateral Pledged	[a]	Net Amount (Not less than zero)

Counterparty (continued)
SSBT	$ 18,620	$ (17,794)	$—		$ —		$ 826
UBSW	102,471	(6,975)	—		—		95,496

Total	$10,948,175	$(4,891,741)	$—		$(1,743,049)		$4,313,385

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bSee the accompanying Consolidated Statement of Investments for securities pledged as collateral for derivatives.

cRepresents derivatives not subject to an ISDA master agreement.

dRepresents derivatives owned by the K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(k).

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 92.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2020, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, pre-payment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

A summary of inputs used as of May 31, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$382,415,412	$75,029,524	$4,335,062	[c]	$461,779,998
Convertible Bonds	—	185,891,359	—		185,891,359
Corporate Bonds and Notes	—	89,971,160	39,430		90,010,590
Corporate Bonds and Notes in Reorganization	—	8,586,991	—	[c]	8,586,991
Senior Floating Rate Interests	—	495,375	—		495,375
Senior Floating Rate Interests in Reorganization	—	—	15,750		15,750
Credit-Linked Notes	—	833,162	—		833,162
Foreign Government and Agency Securities	—	25,297,353	137,170		25,434,523
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	57,532,215	120,564		57,652,779
Asset-Backed Securities and Commercial Mortgage-Backed Securities in Reorganization	—	290,014	—		290,014
Municipal Bonds in Reorganization	—	5,528,834	—		5,528,834
Options Purchased	1,715,610	255,711	—		1,971,321
Short Term Investments	229,952,019	15,900,607	—		245,852,626

Total Investments in Securities	$614,083,041	$465,612,305	$4,647,976		$1,084,343,322

Other Financial Instruments:
Futures Contracts	$4,895,185	$—	$—		$4,895,185
Forward Exchange Contracts	—	5,904,694	—		5,904,694
Swap Contracts	—	10,135,865	—		10,135,865

Total Other Financial Instruments	$4,895,185	$16,040,559	$—		$20,935,744

Liabilities:
Other Financial Instruments:
Options Written	$1,501,731	$444,781	$—		$1,946,512
Securities Sold Short[a]	281,684,236	6,208,831	—		287,893,067
Futures Contracts	12,234,585	—	—		12,234,585
Forward Exchange Contracts	—	5,497,508	—		5,497,508
Swap Contracts	—	4,874,262	—		4,874,262

Total Other Financial Instruments	$295,420,552	$17,025,382	$—		$312,445,934

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common, preferred and convertible preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at May 31, 2020.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BNYM	The Bank of New York Mellon Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BOFA	Bank of America Corp.	AUD	Australian Dollar	ARLLMONP	Argentina Blended Policy Rate
BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	CAD	Canadian Dollar	BADLAR	Argentina Deposit Rates BADLAR Private Banks ARS
DBAB	Deutsche Bank, AG	CHF	Swiss Franc	BBSW	Bank Bill Swap Rate
FBCO	Credit Suisse Group AG	CNY	Chinese Yuan	CAC	Cotation Assistee en Continu
GSCO	The Goldman Sachs Group, Inc.	COP	Colombian Peso	CLO	Collateralized Loan Obligation
HSBC	HSBC Bank USA, N.A.	EUR	Euro	CME	Chicago Mercantile Exchange
JPHQ	JP Morgan Chase & Co.	GBP	British Pound	CMT	Constant Maturity Treasury Index
MSCI	Morgan Stanley Capital International PLC	HKD	Hong Kong Dollar	DAX	Deutscher Aktienindex
MSCO	Morgan Stanley	HUF	Hungarian Forint	DJIA	Dow Jones Industrial Average
MSCS	Morgan Stanley Capital Services LLC	JPY	Japanese Yen	EONIA	Euro OverNight Index Average
SSBT	State Street Bank and Trust Co., N.A.	MXN	Mexican Peso	ETF	Exchange Traded Fund
UBSW	UBS AG	NZD	New Zealand Dollar	EURIBOR	Euro Interbank Offered Rate
		RUB	Russian Ruble	FEDEF	Federal Funds Effective Rate
		SEK	Swedish Krona	FHLMC	Federal Home Loan Mortgage Corp.
		TWD	Taiwan Dollar	FNMA	Federal National Mortgage Association
Index		UAH	Ukraine Hryvnia	FRN	Floating Rate Note
CDX.EM	CDX Emerging Markets Index	USD	United States Dollar	FTSE	Financial Times Stock Exchange
CDX.NA.HY	CDX North America High Yield Index	ZAR	South African Rand	GO	General Obligation
CDX.NA.IG	CDX North America Investment Grade Index			HIBOR	Hong Kong Interbank Offer Rate
				HONIX	Hong Kong Overnight Index Rate
				IO	Interest Only
				LIBOR	London InterBank Offered Rate
				MIB	Milano Italia Borsa
				MSCI	Morgan Stanley Capital International
				PIK	Payment In-Kind
				REIT	Real Estate Investment Trust
				SARON	Swiss Average Rate Overnight
				SOFR	Secured Overnight Financing Rate
				SONIA	Sterling Overnight Index Average
				SPDR	Standard & Poor’s Depositary Receipt
				STIBOR	Stockholm Interbank Offered Rate
				TOPIX	Tokyo Price Index

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds and Shareholders of Franklin K2 Alternative Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin K2 Alternative Strategies Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated statement of investments, as of May 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin K2 Alternative Strategies Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 27, 2020

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $645,847 as long term capital gain dividend for the fiscal year ended May 31, 2020.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 39.93% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 2020.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $4,282,079 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2020. Distributions, including qualified dividend income, paid during calendar year 2020 will be reported to shareholders on Form 1099-DIV by mid-February 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson	Trustee since 2011 and Chairperson since January 2020	30	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999- present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	30	Hess Midstream LP (oil and gas midstream infrastructure) (2017- present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	30	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:

Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	11	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	140	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	51	None

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, FASA, LLC; Executive Vice President, Franklin Advisers, Inc., Franklin Templeton Institutional, LLC, Templeton Global Advisors Limited and Templeton Investment Counsel, LLC; Executive Vice President, Alternative Strategies, K2 Advisors, LLC and K2/D&S Management Co., LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and

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Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Board Approval of Investment Management Agreement and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS Franklin K2 Alternative Strategies Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Bardin Hill Arbitrage IC Management LP

Chatham Asset Management, LLC

Chilton Investment Company, LLC

EMSO Asset Management Limited

Graham Capital Management, L.P.

Grantham, Mayo, Van Otterloo & Co. LLC

H2O AM LLP

Impala Asset Management LLC

Jennison Associates LLC

Lazard Asset Management, LLC

Loomis, Sayles & Company, L.P.

P. Schoenfeld Asset Management LP

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Interim Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Interim Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and

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restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broad-ridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because some of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”). While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broad-ridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Interim Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted

that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

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NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Interim Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Interim Chief Compliance Officer. The

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Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in October 2013, the trustees reviewed the investment performance of the Fund for the one-, three-, and five-year periods ended December 31, 2019.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative multi-strategy funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2019 and total returns in the second-best performing quintile for the three-year period ended December 31, 2019 and in the best performing quintile for the five-year period ended December 31, 2019. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the profits realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In this regard, and following on-going discussions with the independent trustees with respect to the investment management fees and expense ratio of the Fund, the trustees took into account the introduction of breakpoints in the investment management fee schedule of the Fund proposed by management, which were designed to better position the Fund for potential asset growth. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board also considered the reductions negotiated by K2 Advisors in the sub-advisory fees charged by the Sub-Advisers, including the addition of breakpoints in the sub-advisory fee schedules of certain Sub-Advisors. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne

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by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of both its Base Expense Group and Alternate Expense Group. The Fund’s total expenses were in the second-most expensive quintile of its Base Expense Group and its Alternate Expense Group.

Noting (i) that the fees total expense were lower than the Fund’s primary competitor, (ii) the factors and limitations with respect to the Broadridge Section 15(c) Report (including the inclusion of single-manager funds in both peer groups), and (iii) factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2019, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by K2 Advisors and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of

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services provided. In addition, the Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that benefits of economies of scale will, depending on the fee waiver and expense limitation arrangement in effect at the time, potentially be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the fact that the Fund had less than six complete years of operating results.

Board Approval of Sub-Advisory Agreement

FRANKLIN ALTERNATIVE STRATEGIES FUNDS Franklin K2 Alternative Strategies Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved a sub-advisory agreement (the “New Sub-Advisory Agreement”) with K2/D&S Management Co., L.L.C., the Fund’s investment manager (“K2 Advisors”), and BlueBay Asset Management LLP (the “Sub-Advisor”).

In approving the New Sub-Advisory Agreement, the Board, including the independent trustees, determined that fees to be paid under the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. In making the foregoing approvals, the independent trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various matters related to the New Sub-Advisory Agreement including: (1) the proposed form of New Sub-Advisory Agreement; (2) information describing the nature, quality and extent of services that the Sub-Advisor would provide to the Fund, and the proposed sub-advisory fees payable to the Sub-Advisor; (3) a report (written or oral) from K2 Advisors on the diligence conducted on the Sub-Advisor and the reasons for recommending the Sub-Advisor for the Fund, including, but not limited to, the Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding the Sub-Advisor’s compliance program and capabilities, including the Sub-Advisor’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Interim Chief Compliance Officer with respect thereto. The Board noted that the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Sub-Advisor to the Fund under the respective New Sub-Advisory Agreement; (2) the Sub-Advisor’s experience as a manager of other mutual funds and accounts; (3) the Sub-Advisor’s strength and reputation within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Advisor; (6) profitability matters; (7) reports (written or oral) from K2 Advisors on the diligence conducted on the Sub-Advisor and the reasons for recommending the Sub-Advisor as a sub-advisor for the Fund, including, but not limited to, the Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (8) a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding each compliance program and capabilities, including the Sub-Advisor’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Interim Chief Compliance Officer with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and

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overseeing sub-advisors of the Fund, as well as the Sub-Advisor’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by the Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and the Sub-Advisor’s proposed investment strategy, and the Sub-Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, the Sub-Advisor’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by the Sub-Advisor, the Board noted the responsibilities that the Sub-Advisor would have with respect to the Fund’s assets to be allocated to the Sub-Advisor by K2-Advisors (the “Sub-Advised Portion”), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The trustees considered the successful performance of the Sub-Advisor in managing other investment products with investment strategies similar to the investment strategies of the Sub-Advised Portion of the Fund.

The trustees reviewed the portfolio management team at the Sub-Advisor that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The trustees considered various other products, portfolios and entities that are advised by the Sub-Advisor, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding the Sub-Advisor’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing the Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance capabilities.

Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by the Sub-Advisor to the Fund and its shareholders and were confident in the abilities of the Sub-Advisor to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as the Sub-Advisor had not provided any services to the Fund, there was no investment performance of the Sub-Advisor with respect to the Fund. The Board considered the investment performance of the Sub-Advisor in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of the Sub-Advisor in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by the Sub-Advisor. The Board also noted that it could not evaluate the Sub-Advisor’s profitability with respect to the Fund since no assets had yet been allocated to the Sub-Advisor.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to the Sub-Advisor and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to the Sub-Advisor were the product of arms-length negotiations between K2 Advisors and the Sub-Advisor and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and the Sub-Advisor in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and the Sub-Advisor. The trustees considered various other products, portfolios and entities that are advised by the Sub-Advisor, and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which the Sub-Advisor may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring the Sub-Advisor as a

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sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, (2) the sub-advisory fees to be paid to the Sub-Advisor, which are lower than some of the Fund’s existing Sub-Advisors, and (3) K2 Advisors’ belief that the hiring of the Sub-Advisor as a sub-advisor will not have a material impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for the Sub-Advisor was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by the Sub-Advisor as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that benefits of economies of scale will, depending on the fee waiver and expense limitation arrangement in effect at the time, potentially be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

CONCLUSION. After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the trustees—including a majority of the independent trustees—with the assistance of independent counsel approved each New Sub-Advisory Agreement, including the fees payable thereunder, with the Sub-Advisor for the Fund.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’

Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

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SHAREHOLDER INFORMATION

at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin K2 Alternative Strategies Fund
Investment Manager	Distributor	Shareholder Services

K2/D&S Management Co., L.L.C.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN®/342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.		068 A 07/20

            Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the 12 months ended May 31, 2020, global markets showed mixed results amid unique circumstances. Global equities benefited through the end of 2019 from upbeat economic data and corporate earnings, accommodative monetary policies and a U.S.-China trade agreement. However, in early 2020, concerns about the novel coronavirus (COVID-19) outbreak caused many equity investors to shift to government bonds and cash. Nevertheless, global equities partially recovered by period-end given optimism about reopening economies and potential COVID-19 treatments. In this environment, global developed market stocks, as measured by the MSCI World Index (USD), posted a +7.37% total return for the period. 1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -4.02% total return. 1 Global government bonds, as measured by the FTSE World Government Bond Index (USD), posted a +6.36% total return. 1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous analysis of Fund subadvisors and markets with a strong emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the future.

Sincerely,

Madison S. Gulley, CFA

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin K2 Long Short Credit Fund

This annual report for Franklin K2 Long Short Credit Fund covers the fiscal year ended May 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks total return through a combination of current income, capital preservation and capital appreciation. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or alternative strategies in the fixed income and credit areas, including, but not limited to, some or all of the following: credit long short, structured credit and emerging market fixed income. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, and the Fund’s investment manager has overall responsibility for the Fund’s investments.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds, mortgage-backed securities (MBS) and asset-backed securities (ABS), U.S. government and agency securities, collateralized debt and loan obligations, foreign government and supranational debt securities, loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

Performance Overview

The Fund’s Class A shares posted a -2.92% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Fixed Income – Credit Index, which measures performance of strategies with exposure to credit across a broad continuum of credit sub-strategies, posted a +3.96% total return for the same period. 1 Also for comparison, the Fund’s secondary benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, which is an index of short-term U.S. government securities with a

Portfolio Composition*

Based on Total Net Assets as of 5/31/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

remaining term to final maturity of less than three months, posted a +1.84% total return. 2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a +5.98% total return during the 12 months under review. 2 However, stocks fell sharply in early 2020 as countries around the world implemented lockdowns in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. However, global equities,

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income – Credit Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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notably in the U.S., rebounded during the last two months of the reporting period amid optimism about easing lockdown restrictions and potential COVID-19 vaccines and treatments.

In the U.S., a strong labor market and solid consumer spending growth drove steady economic growth through February 2020. However, government-issued restrictions to mitigate the COVID-19 pandemic severely impacted the U.S. economy beginning in March. As a result, the unemployment rate surged to 14.7% in April 2020 with nearly 41 million workers filing for unemployment benefits by the end of the reporting period as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs. 3 Within just two months, the unemployment rate went from a 50-year low in February 2020 to an 80-year high in April 2020, the fastest reversal of fortune in the post-World War II era. During March and April, consumer spending, a major economic growth engine through most of the reporting period, posted the sharpest decline in more than 60 years. According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession.

The U.S. Federal Reserve (Fed) made efforts to support the U.S. economy both before and during the pandemic. The Fed cut the federal funds target rate three times in 2019, lowering it to a range of 1.50%–1.75%. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring the free flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the COVID-19 pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -3.94% total return for the period, as the market downturn in the first quarter of 2020 erased previous gains from easing trade tensions and a Brexit agreement. 2

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), returned +3.24% during the 12-month period. 2 Before the pandemic, Asian stocks were aided by easing trade tensions and the eventual U.S.-China phase one trade agreement. The onset of the pandemic brought dramatically slower economic activity in

Asia, as businesses halted operations and manufacturing and export activity plummeted in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -4.02% total return due primarily to the COVID-19 pandemic. 2 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports.

Investment Strategy

We manage the Fund using a multi-manager approach. While we have overall responsibility for the Fund’s investments, we allocate the Fund’s assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: credit long short, structured credit and emerging market fixed income. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy and subadvisor weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations.

Credit long short strategies seek to isolate issuer-specific exposure, while limiting general market risks, by taking long and/or short positions in debt securities and other related instruments. Structured credit strategies aim to profit from trading in interest-rate sensitive securities such as residential and commercial MBS, REITs, credit default swaps on various indexes, collateralized loan obligations (CLOs) and ABS. Emerging market fixed income strategies invest in corporate and/or sovereign securities in emerging markets countries with a focus on fixed income. The Fund may invest in debt securities of any credit quality or rating, including high-yield (“junk”) bonds, distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

3. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

The Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, equities and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. The Fund may also use derivatives for hedging and nonhedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include currency forward contracts; futures contracts; put and call options on currencies, securities, indexes and exchange-traded funds; and swaps. The Fund may engage in active and frequent trading as part of its investment strategies.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Subadvisors

5/31/20

Credit Long Short

Apollo Credit Management LLC

Chatham Asset Management, LLC

Structured Credit

Ellington Global Asset Management, L.L.C.

Medalist Partners, LP

Emerging Market Fixed Income

Emso Asset Management Limited

Manager’s Discussion

The Fund’s subadvisors for the 12 months under review were Apollo Credit Management, Chatham Asset Management, Ellington Global Asset Management, Emso Asset Management and Medalist Partners. These subadvisors are also listed in the Subadvisors table on this page. Apollo was the top positive contributor to Fund performance, followed by Emso and Chatham. Conversely, the top detractors from Fund performance were Medalist and Ellington.

In terms of strategy performance, the largest positive contributor to Fund performance was credit long short, followed by emerging market fixed income. In contrast, structured credit detracted from Fund performance. By asset class, currency exposures overall contributed positively to Fund performance, while credit, equity and interest rates detracted from performance.

In terms of aggregate sector exposures, the top positive drivers of performance for the Fund were consumer discretionary, utilities and information technology. In contrast, mortgage-backed securities (MBS), asset-backed securities (ABS) and energy hindered returns.

The credit long short strategy benefited from long positions in corporate bonds, particularly in the consumer discretionary and communication services sectors. A short position in swaps within the consumer discretionary sector also contributed positively to strategy results. Conversely, net detractors included a neutral position in an equity total return swap within the energy sector and a short equity position within the consumer discretionary sector.

The emerging market fixed income strategy benefited primarily from a long position in corporate fixed-rate callable bonds in Mexico. A long position in sovereign bonds in Russia also contributed positively to performance. In contrast, emerging market sovereign bonds in Argentina detracted from performance.

In structured credit, long positions in MBS and ABS detracted from strategy results.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Over the 12-month reporting period, we added substantially to the structured credit strategy, increasing our allocation to subadvisors Ellington and Medalist. At the same time, we modestly reduced our position in credit long short by trimming our allocation to Chatham. We also slightly reduced the portfolio’s allocation to emerging market fixed income subadvisor Emso.

Thank you for your participation in Franklin K2 Long Short Credit Fund. We look forward to continuing to serve your future investment needs.

Robert Christian Co-Lead Portfolio Manager

Brooks Ritchey Co-Lead Portfolio Manager

Art Vinokur Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

FRANKLIN K2 LONG SHORT CREDIT FUND

Performance Summary as of May 31, 2020

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	-2.92%	-8.28%

3-Year	+4.05%	-0.56%

Since Inception (9/8/15)	+15.28%	+1.83%

Advisor

1-Year	-2.61%	-2.61%

3-Year	+4.69%	+1.54%

Since Inception (9/8/15)	+16.11%	+3.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

 Class A (9/8/15–5/31/20)

 Advisor Class (9/8/15–5/31/20)

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Distributions (6/1/19–5/31/20)

Share Class	Net Investment Income	Short-Term Capital Gain	Total

A	$0.2488	$0.0416	$0.2904

C	$0.1636	$0.0416	$0.2052

R	$0.2286	$0.0416	$0.2702

R6	$0.2749	$0.0416	$0.3165

Advisor	$0.2715	$0.0416	$0.3131

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver

A	2.54%	3.00%

Advisor	2.29%	2.75%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the manager’s and subadvisors’ judgment about particular Fund portfolio investments prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Lower-rated or high-yield debt securities (junk bonds) involve greater credit risk, including the possibility of default or bankruptcy. Liquidity risk exists when securities become more difficult to sell, or are unable to be sold, at the price at which they have been valued. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income – Credit Index measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven substrategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.

6. Source: Morningstar. The ICE BofAML U.S. 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expenses Paid During Period 12/1/19-5/31/20[1,2,3]	Ending Account Value 5/31/20	Expenses Paid During Period 12/1/19-5/31/20[1,2,3]	Net Annualized Expense Ratio[2,3]

A	$1,000	$958.00	$13.07	$1,011.65	$13.43	2.67%
C	$1,000	$955.00	$16.72	$1,007.90	$17.17	3.42%
R	$1,000	$957.60	$14.29	$1,010.40	$14.68	2.92%
R6	$1,000	$959.50	$11.56	$1,013.20	$11.88	2.36%
Advisor	$1,000	$960.20	$11.86	$1,012.90	$12.18	2.42%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value-over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

3. Effective March 1, 2020, the expense waivers for Classes A, C, R, R6 and Advisor changed and the new annualized net expense ratios for each class were: Class A 2.48%, Class C 3.23%, Class R 2.73%, Class R6 2.17% and Advisor Class 2.23%. Had such expense waivers been in effect for the full period, the Actual expenses paid for each share class would have been: A $12.14, C $15.79, R $13.36, R6 $10.63 and Advisor $10.93, and the Hypothetical expenses paid for each share class would have been: A $12.48, C $16.22, R $13.73, R6 $10.93 and Advisor $11.23.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Highlights

Franklin K2 Long Short Credit Fund

	Year Ended May 31,

	2020	2019	2018	2017	2016[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.45	$10.50	$10.49	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.23	0.37	0.29	0.23	0.21

Net realized and unrealized gains (losses)	(0.53)	(0.02)	0.08	0.53	0.08

Total from investment operations	(0.30)	0.35	0.37	0.76	0.29

Less distributions from:

Net investment income	(0.25)	(0.31)	(0.19)	(0.32)	(0.08)

Net realized gains	(0.04)	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.29)	(0.40)	(0.36)	(0.42)	(0.14)

Net asset value, end of year	$ 9.86	$10.45	$10.50	$10.49	$10.15

Total return[d]	(2.92)%	3.42%	3.63%	7.58%	2.99%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	3.24%	3.15%	3.51%	3.50%	3.37%

Expenses net of waiver, payments by affiliates and expense reductions[f]	2.74%	2.69%	2.98%[g]	2.75%	2.30%[g]

Expenses incurred in connection with securities sold short	0.58%	0.62%	0.89%	0.76%	0.40%

Net investment income	2.24%	3.49%	2.71%	2.24%	2.85%

Supplemental data

Net assets, end of year (000’s)	$20,212	$27,870	$45,088	$41,001	$28,198

Portfolio turnover rate	205.14%	158.66%	251.81%	317.70%	511.62%
aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2020	2019	2018	2017	2016[a]

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.26	$10.34	$10.35	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c]	0.15	0.27	0.19	0.14	0.09

Net realized and unrealized gains (losses)	(0.52)	(0.01)	0.07	0.52	0.12

Total from investment operations	(0.37)	0.26	0.26	0.66	0.21

Less distributions from:

Net investment income	(0.16)	(0.25)	(0.10)	(0.28)	(0.08)

Net realized gains	(0.04)	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.20)	(0.34)	(0.27)	(0.38)	(0.14)

Net asset value, end of year	$ 9.69	$10.26	$10.34	$10.35	$10.07

Total return[d]	(3.66)%	2.61%	2.70%	6.56%	2.20%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	3.96%	4.03%	4.37%	4.44%	3.62%

Expenses net of waiver, payments by affiliates and expense reductions[f]	3.46%	3.57%	3.84%[g]	3.69%	2.55%[g]

Expenses incurred in connection with securities sold short	0.58%	0.62%	0.89%	0.76%	0.40%

Net investment income	1.52%	2.61%	1.85%	1.30%	2.60%

Supplemental data

Net assets, end of year (000’s)	$2,882	$2,893	$2,503	$1,507	$270

Portfolio turnover rate	205.14%	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2020	2019	2018	2017	2016[a]

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.36	$10.41	$10.41	$10.10	$10.00

Income from investment operations[b]:

Net investment income[c]	0.21	0.33	0.25	0.20	0.08

Net realized and unrealized gains (losses)	(0.53)	(0.01)	0.09	0.53	0.16

Total from investment operations	(0.32)	0.32	0.34	0.73	0.24

Less distributions from:

Net investment income	(0.23)	(0.28)	(0.17)	(0.32)	(0.08)

Net realized gains	(0.04)	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.27)	(0.37)	(0.34)	(0.42)	(0.14)

Net asset value, end of year	$ 9.77	$10.36	$10.41	$10.41	$10.10

Total return[d]	(3.13)%	3.12%	3.29%	7.29%	2.48%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	3.46%	3.50%	3.82%	3.83%	3.37%

Expenses net of waiver, payments by affiliates and expense reductions[f]	2.96%	3.04%	3.29%[g]	3.08%	2.30%[g]

Expenses incurred in connection with securities sold short	0.58%	0.62%	0.89%	0.76%	0.40%

Net investment income	2.02%	3.14%	2.40%	1.91%	2.85%

Supplemental data

Net assets, end of year (000’s)	$169	$166	$162	$127	$12

Portfolio turnover rate	205.14%	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2020	2019	2018	2017	2016[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.45	$10.51	$10.50	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.26	0.36	0.31	0.24	0.23

Net realized and unrealized gains (losses)	(0.53)	— [d]	0.08	0.53	0.06

Total from investment operations	(0.27)	0.36	0.39	0.77	0.29

Less distributions from:

Net investment income	(0.27)	(0.33)	(0.21)	(0.32)	(0.08)

Net realized gains	(0.04)	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.31)	(0.42)	(0.38)	(0.42)	(0.14)

Net asset value, end of year	$ 9.87	$10.45	$10.51	$10.50	$10.15

Total return[e]	(2.58)%	3.53%	3.76%	7.71%	3.01%

Ratios to average net assets[f]

Expenses before waiver, payments by affiliates and expense reductions[g]	2.95%	3.10%	3.35%	3.43%	3.35%

Expenses net of waiver, payments by affiliates and expense reductions[g]	2.41%	2.55%	2.83%[h]	2.68%	2.28%[h]

Expenses incurred in connection with securities sold short	0.58%	0.62%	0.89%	0.76%	0.40%

Net investment income	2.57%	3.63%	2.86%	2.31%	2.87%

Supplemental data

Net assets, end of year (000’s)	$5	$233	$13	$13,052	$12,384

Portfolio turnover rate	205.14%	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2020	2019	2018	2017	2016[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.46	$10.51	$10.50	$10.15	$10.00

Income from investment operations[b]:

Net investment income[c]	0.26	0.38	0.30	0.24	0.20

Net realized and unrealized gains (losses)	(0.53)	(0.01)	0.09	0.53	0.09

Total from investment operations	(0.27)	0.37	0.39	0.77	0.29

Less distributions from:

Net investment income	(0.27)	(0.33)	(0.21)	(0.32)	(0.08)

Net realized gains	(0.04)	(0.09)	(0.17)	(0.10)	(0.06)

Total distributions	(0.31)	(0.42)	(0.38)	(0.42)	(0.14)

Net asset value, end of year	$ 9.88	$10.46	$10.51	$10.50	$10.15

Total return[d]	(2.61)%	3.60%	3.75%	7.70%	2.99%

Ratios to average net assets[e]

Expenses before waiver, payments by affiliates and expense reductions[f]	2.96%	3.03%	3.37%	3.44%	3.36%

Expenses net of waiver, payments by affiliates and expense reductions[f]	2.46%	2.57%	2.84%[g]	2.69%	2.29%[g]

Expenses incurred in connection with securities sold short	0.58%	0.62%	0.89%	0.76%	0.40%

Net investment income	2.52%	3.61%	2.85%	2.30%	2.86%

Supplemental data

Net assets, end of year (000’s)	$73,047	$86,868	$45,514	$25,125	$23,058

Portfolio turnover rate	205.14%	158.66%	251.81%	317.70%	511.62%

aFor the period September 8, 2015 (commencement of operations) to May 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Statement of Investments, May 31, 2020

Franklin K2 Long Short Credit Fund

	Country	Shares		Value
Common Stocks and Other Equity Interests 2.2%
Biotechnology 0.0%†
[a] Cytodyn Inc.	United States	3,413		$10,102

Diversified Financial Services 0.1%
[a,b,c] One Call Corp.	United States	947		106,011

Diversified Telecommunication Services 0.1%
[a] Telecom Italia SpA	Italy	140,194		52,043

Equity Real Estate Investment Trusts (REITs) 0.7%
VICI Properties Inc.	United States	33,532		657,898

Independent Power & Renewable Electricity Producers 1.0%
[d] Clearway Energy Inc., A	United States	30,417		617,161
[d] Clearway Energy Inc., C	United States	16,244		355,906

				973,067

Media 0.3%
[a] Altice Europe NV, A	Netherlands	6,827		26,968
[a] Liberty Global PLC, C	United Kingdom	6,944		143,255
[a] Postmedia Network Canada Corp., B	Canada	56,068		79,000

				249,223

Metals & Mining 0.0%†
Vedanta Ltd., ADR	India	3,457		16,870

Paper & Forest Products 0.0%†
[a,b] Topco Associates LLC	United Kingdom	100,439		—

Professional Services 0.0%†
[a,b,c] Acosta Inc.	United States	923		8,144

Trading Companies & Distributors 0.0%†
[a] WESCO International Inc.	United States	1,209		40,260

Total Common Stocks and Other Equity Interests (Cost $1,658,476)				2,113,618

Convertible Preferred Stocks 0.5%
Diversified Financial Services 0.4%
[a,b,c] One Call Corp., cvt. pfd	United States	3,821		427,927

Professional Services 0.1%
[a,b,c] Acosta Inc., cvt. pfd	United States	745		50,262

Total Convertible Preferred Stocks (Cost $508,603)				478,189

Preferred Stocks 0.3%
Electric Utilities 0.3%
[d] SCE Trust II, 5.10%, pfd	United States	2,725		65,700
SCE Trust III, 5.75%, pfd., H	United States	1,342		31,067
SCE Trust IV, 5.375%, pfd., J	United States	4,637		102,663
SCE Trust V, 5.45%, pfd., K	United States	1,605		36,466
SCE Trust VI, 5.00%, pfd	United States	3,404		74,411

Total Preferred Stocks (Cost $284,330)				310,307

		Principal Amount*
Convertible Bonds 1.3%
Automobiles 1.1%
[d] Tesla Inc., senior note, 1.25%, 3/01/21	United States	461,000		1,080,657

Diversified Telecommunication Services 0.1%
[e] Telecom Italia SpA, senior note, Reg S, 1.125%, 3/26/22	Italy	100,000	EUR	107,195

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*	Value
Convertible Bonds (continued)
Metals & Mining 0.1%
Cleveland-Cliffs Inc., senior note, 1.50%, 1/15/25	United States	35,000	$29,158
[f] U.S. Steel Corp., senior note, 144A, 5.00%, 11/01/26	United States	106,000	79,824

			108,982

Total Convertible Bonds (Cost $942,362)			1,296,834

Corporate Bonds and Notes 19.2%
Aerospace & Defense 1.0%
The Boeing Co.,
[d] senior bond, 5.805%, 5/01/50	United States	183,000	207,606
senior note, 5.15%, 5/01/30	United States	158,000	169,040
[f] TransDigm Inc., senior secured note, 144A, 8.00%, 12/15/25	United States	228,000	247,380
[f] Triumph Group Inc., secured note, 144A, 6.25%, 9/15/24	United States	349,000	300,177

			924,203

Air Freight & Logistics 0.1%
United Parcel Service Inc., senior bond, 5.30%, 4/01/50	United States	83,000	117,724

Airlines 0.4%
Southwest Airlines Co., senior note, 4.75%, 5/04/23	United States	68,000	68,976
5.25%, 5/04/25	United States	204,000	206,862
United Airlines Holdings Inc., senior note, 4.25%, 10/01/22	United States	128,000	102,920

			378,758

Auto Components 0.3%
The Goodyear Tire & Rubber Co., senior bond,
[d] 5.00%, 5/31/26	United States	191,000	177,102
4.875%, 3/15/27	United States	75,000	69,201

			246,303

Automobiles 0.2%
[f] Tesla Inc., senior note, 144A, 5.30%, 8/15/25	United States	165,000	165,513

Banks 0.9%
[h] Bank of America Corp., senior bond, FRN, 2.496%, (3-Month USD LIBOR + 0.99%), 2/13/31	United States	69,000	70,411
Citigroup Inc.,
senior bond, 2.976%, 11/05/30	United States	88,000	91,601
senior bond, 2.572%, 6/03/31	United States	103,000	103,043
senior bond, 5.316%, 3/26/41	United States	51,000	66,734
senior note, 3.106%, 4/08/26	United States	12,000	12,657
JPMorgan Chase & Co.,
senior bond, 4.032%, 7/24/48	United States	33,000	38,683
senior note, 2.005%, 3/13/26	United States	60,000	61,208
senior note, 2.083%, 4/22/26	United States	48,000	49,178
[e,i] VTB Bank OJSC Via VTB Capital SA, loan participation, sub. senior note, Reg S, 6.95%, 10/17/22	Russia	200,000	213,159
Wells Fargo & Co.,
senior bond, 4.15%, 1/24/29	United States	9,000	10,297
senior note, 2.406%, 10/30/25	United States	56,000	57,537
senior note, 2.164%, 2/11/26	United States	44,000	44,653

			819,161

Beverages 0.2%
The Coca-Cola Co., senior bond,
4.125%, 3/25/40	United States	17,000	21,164
2.60%, 6/01/50	United States	128,000	126,393

			147,557

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds and Notes (continued)
Capital Markets 0.5%
[f] eG Global Finance PLC, senior secured note, 144A, 4.375%, 2/07/25	United Kingdom	192,000	EUR	$201,770
6.25%, 10/30/25	United Kingdom	261,000	EUR	290,104

				491,874

Chemicals 0.3%
[e] Monitchem Holdco 3 SA, senior secured note, Reg S, 5.25%, 3/15/25	Luxembourg	100,000	EUR	112,433
[f] TPC Group Inc., senior secured note, 144A, 10.50%, 8/01/24	United States	216,000		185,783

				298,216

Commercial Services & Supplies 1.8%
R.R. Donnelley & Sons Co., senior bond, 6.00%, 4/01/24	United States	297,000		274,323
[f] Vericast Corp., 144A,
senior note, 9.25%, 3/01/21	United States	1,082,500		1,080,470
senior secured note, 8.375%, 8/15/22	United States	523,000		399,318

				1,754,111

Communications Equipment 0.3%
Cisco Systems Inc., senior bond, 5.50%, 1/15/40	United States	48,000		69,247
[f] Riverbed Technology Inc., senior note, 144A, 8.875%, 3/01/23	United States	291,000		174,600

				243,847

Construction & Engineering 0.1%
Fluor Corp., senior bond, 4.25%, 9/15/28	United States	92,000		79,080

Distributors 0.3%
[f,j] American News Co. LLC, secured note, senior note, 144A, PIK, 8.50%, 9/01/26	United States	261,209		285,492

Diversified Financial Services 0.5%
[f] One Call Corp., senior secured note, first lien, 144A, 7.50%, 7/01/24	United States	469,056		450,294

Diversified Telecommunication Services 0.4%
[f] Altice France SA, senior secured note, 144A, 3.375%, 1/15/28	France	158,000	EUR	170,033
Hughes Satellite Systems Corp., senior secured note, 5.25%, 8/01/26	United States	183,000		190,057

				360,090

Electric Utilities 1.2%
Duke Energy Indiana LLC, secured bond, 2.75%, 4/01/50	United States	48,000		48,404
Edison International,
senior bond, 4.125%, 3/15/28	United States	68,000		70,758
senior note, 4.95%, 4/15/25	United States	44,000		48,028
senior note, 5.75%, 6/15/27	United States	74,000		83,637
[e] Eskom Holdings SOC Ltd., senior bond, Reg S,
5.75%, 1/26/21	South Africa	222,000		211,732
8.45%, 8/10/28	South Africa	200,000		181,950
Florida Power & Light Co., secured bond, 3.95%, 3/01/48	United States	48,000		60,610
Southern California Edison Co.,
secured bond, 3.65%, 2/01/50	United States	141,000		149,710
secured note, E, 3.70%, 8/01/25	United States	125,000		137,114
senior bond, 4.65%, 10/01/43	United States	25,000		29,183
senior bond, 4.00%, 4/01/47	United States	50,000		55,294
senior bond, 4.125%, 3/01/48	United States	25,000		28,317
Virginia Electric And Power Co., senior bond, 3.30%, 12/01/49	United States	48,000		53,763

				1,158,500

Electronic Equipment, Instruments & Components 0.1%
[f,k] WESCO Distribution Inc., senior note, 144A, 7.125%, 6/15/25	United States	134,000		134,000

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds and Notes (continued)
Energy Equipment & Services 0.6%
[f] Transocean Inc., senior note,
144A, 7.25%, 11/01/25	United States	164,000		$92,660
7.50%, 1/15/26	United States	797,000		438,350
8.00%, 2/01/27	United States	100,000		55,500

				586,510

Food & Staples Retailing 0.4%
[e] Casino Guichard Perrachon SA, Reg S,
[g] junior sub. bond, E, 3.992%, Perpetual	France	500,000	EUR	246,986
senior bond, E, 4.048%, 8/05/26	France	100,000	EUR	92,412
SYSCO Corp., senior note, 5.65%, 4/01/25	United States	2,000		2,280

				341,678

Health Care Equipment & Supplies 0.0%†
[f,k] Ortho-Clinical Diagnostics Inc. / Ortho-Clinical Diagnostics SA, senior note, 144A, 7.375%, 6/01/25	United States	46,000		47,150

Health Care Providers & Services 0.1%
[f] Envision Healthcare Corp., senior note, 144A, 8.75%, 10/15/26	United States	177,000		78,510

Hotels, Restaurants & Leisure 0.7%
Boyd Gaming Corp., senior note, 6.375%, 4/01/26	United States	21,000		20,938
[f] 144A, 4.75%, 12/01/27	United States	63,000		58,166
[f] 144A, 8.625%, 6/01/25	United States	68,000		72,862
McDonald’s Corp., senior bond, 3.625%, 9/01/49	United States	48,000		52,672
[d,f] Royal Caribbean Cruises Ltd., senior secured note, 144A, 11.50%, 6/01/25	United States	340,000		360,806
[e] Tasty Bondco 1 SA, senior secured note, Reg S, 6.25%, 5/15/26	Spain	100,000	EUR	50,507
[e] TUI AG, senior note, Reg S, 2.125%, 10/26/21	Germany	100,000	EUR	95,086

				711,037

Household Durables 0.2%
[f] K. Hovnanian Enterprises Inc., senior secured note, 144A, 10.00%, 11/15/25	United States	559,000		192,855

Household Products 0.1%
The Procter & Gamble Co.,
senior bond, 3.60%, 3/25/50	United States	48,000		60,443
senior note, 2.80%, 3/25/27	United States	11,000		12,214

				72,657

Industrial Conglomerates 0.0%†
Honeywell International Inc., senior bond, 1.95%, 6/01/30	United States	37,000		37,911

Insurance 0.0%†
[f] Ambac Assurance Corp., sub. bond, 144A, 5.10%, 6/07/20	United States	2		3
[h,f] Ambac LSNI LLC, senior secured note, 144A, FRN, 6.45%, (3-Month
USD LIBOR + 5.00%), 2/12/23	Cayman Islands	7		7

				10

Interactive Media & Services 0.2%
[f] Tencent Holdings Ltd., senior bond, 144A, 2.39%, 6/03/30	China	103,000		102,998
3.24%, 6/03/50	China	34,000		33,954
3.29%, 6/03/60	China	55,000		55,216

				192,168

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds and Notes (continued)
Internet & Direct Marketing Retail 0.2%
Amazon.com Inc., senior bond,
4.05%, 8/22/47	United States	35,000	$46,134
4.25%, 8/22/57	United States	93,000	127,863

			173,997

IT Services 0.3%
Fiserv Inc.,
senior bond, 2.65%, 6/01/30	United States	48,000	49,463
senior note, 2.25%, 6/01/27	United States	48,000	48,940
Global Payments Inc., senior bond, 4.15%, 8/15/49	United States	54,000	60,637
[f] Science Applications International Corp., senior note, 144A, 4.875%, 4/01/28	United States	92,000	94,171
Visa Inc.,
senior bond, 2.05%, 4/15/30	United States	37,000	38,830
senior note, 1.90%, 4/15/27	United States	11,000	11,539

			303,580

Media 0.7%
[f] Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, senior secured note, 144A, 5.50%, 5/01/25	United States	183,000	186,660
Charter Communications Operating LLC / Charter Communications Operating Capital, senior secured bond,
2.80%, 4/01/31	United States	59,000	59,148
6.484%, 10/23/45	United States	34,000	44,037
5.375%, 5/01/47	United States	29,000	34,431
5.75%, 4/01/48	United States	73,000	90,164
5.125%, 7/01/49	United States	14,000	16,299
3.70%, 4/01/51	United States	126,000	122,126
[f] Diamond Sports Group LLC / Diamond Sports Finance Co., senior secured note, 144A, 5.375%, 8/15/26	United States	157,000	125,182

			678,047

Metals & Mining 0.5%
[f] CSN Islands XI Corp., senior note, 144A, 6.75%, 1/28/28	Brazil	200,000	157,000
[f] U.S. Steel Corp., senior secured note, 144A, 12.00%, 6/01/25	United States	326,000	326,408

			483,408

Multiline Retail 0.6%
[d] Kohl’s Corp., senior note, 9.50%, 5/15/25	United States	362,000	385,185
[f,k] Macy’s Inc., senior secured note, 144A, 8.375%, 6/15/25	United States	193,000	196,136

			581,321

Oil, Gas & Consumable Fuels 1.7%
[f] Moss Creek Resources Holdings Inc., senior note, 144A,
7.50%, 1/15/26	United States	20,000	10,589
10.50%, 5/15/27	United States	191,000	110,028
Occidental Petroleum Corp.,
senior bond, 3.125%, 2/15/22	United States	104,000	97,899
senior note, 2.60%, 4/15/22	United States	104,000	95,420
Petrobras Global Finance BV,
senior bond, 6.90%, 3/19/49	Brazil	153,000	152,735
senior note, 8.75%, 5/23/26	Brazil	257,000	300,000
Petroleos Mexicanos,
[f] senior bond, 144A, 5.95%, 1/28/31	Mexico	87,000	70,896
senior bond, 6.375%, 1/23/45	Mexico	152,000	113,285
senior bond, 6.75%, 9/21/47	Mexico	306,000	236,904
senior bond, 6.35%, 2/12/48	Mexico	301,000	224,906
[f] senior bond, 144A, 6.95%, 1/28/60	Mexico	101,000	78,991
senior note, 3.50%, 1/30/23	Mexico	135,000	128,000
senior note, 4.50%, 1/23/26	Mexico	53,000	45,250

			1,664,903

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds and Notes (continued)
Paper & Forest Products 0.0%†
[f,j] Paper Industries Financing SARL, senior note, 144A, PIK, 0.25%, 2/04/28	Luxembourg	33,479	$3,530
[f] Paper Industries Intermediate Financing SARL, senior secured note, 144A, 6.00%, 3/01/25	Luxembourg	52,666	44,139

			47,669

Pharmaceuticals 0.0%†
[f] Bristol-Myers Squibb Co., senior bond, 144A, 4.25%, 10/26/49	United States	35,000	46,145

Road & Rail 0.1%
[f] Avis Budget Car Rental LLC / Avis Budget Finance Inc., 144A,
senior bond, 5.25%, 3/15/25	United States	50,000	40,250
senior note, 6.375%, 4/01/24	United States	100,000	83,115

			123,365

Semiconductors & Semiconductor Equipment 0.1%
[f] Broadcom Inc., senior bond, 144A, 4.15%, 11/15/30	United States	85,000	88,685
QUALCOMM Inc., senior bond, 3.25%, 5/20/50	United States	35,000	37,510

			126,195

Software 0.5%
Microsoft Corp., senior bond, 4.25%, 2/06/47	United States	271,000	367,926
Oracle Corp., senior bond, 3.60%, 4/01/50	United States	104,000	116,405

			484,331

Specialty Retail 2.9%
Bed Bath & Beyond Inc., senior bond, 5.165%, 8/01/44	United States	203,000	104,291
[d,f] Carvana Co., senior note, 144A, 8.875%, 10/01/23	United States	579,000	587,317
[f] The Gap Inc., senior secured note, 144A,
8.375%, 5/15/23	United States	106,000	113,155
8.875%, 5/15/27	United States	164,000	172,610
L Brands Inc., senior bond, 5.625%, 2/15/22	United States	26,000	25,408
[d,f] Staples Inc., senior secured note, 144A, 7.50%, 4/15/26	United States	423,000	370,502
[f] Vericast Corp./Harland Clarke, senior secured note, 144A, 12.50%, 5/01/24	United States	1,383,830	1,414,966

			2,788,249

Technology Hardware, Storage & Peripherals 0.3%
Apple Inc., senior bond, 1.65%, 5/11/30	United States	36,000	36,529
3.85%, 5/04/43	United States	140,000	172,863
2.65%, 5/11/50	United States	71,000	73,202

			282,594

Wireless Telecommunication Services 0.4%
[f] T-Mobile USA Inc., 144A,
senior secured bond, 3.875%, 4/15/30	United States	164,000	178,609
senior secured note, 3.75%, 4/15/27	United States	154,000	167,273

			345,882

Total Corporate Bonds and Notes (Cost $18,643,441)			18,444,895

Corporate Bonds and Notes in Reorganization 2.1%
Diversified Telecommunication Services 1.6%
[l] Frontier Communications Corp.,
senior bond, 7.125%, 1/15/23	United States	125,000	39,609
senior bond, 7.625%, 4/15/24	United States	69,000	22,468
senior bond, 6.875%, 1/15/25	United States	32,000	10,117
senior bond, 9.00%, 8/15/31	United States	245,000	78,561
[d,f] senior secured note, 144A, 8.00%, 4/01/27	United States	849,000	875,374
[d,f,l] Intelsat Jackson Holdings SA, senior secured note, first lien, 144A, 9.50%, 9/30/22	Luxembourg	454,000	512,346

			1,538,475

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds and Notes in Reorganization (continued)
Electric Utilities 0.2%
[l] Pacific Gas & Electric Co.,
senior bond, 3.30%, 3/15/27	United States	46,000	$47,065
senior note, 3.30%, 12/01/27	United States	144,000	149,134

			196,199

Media 0.2%
[l] The McClatchy Co., senior secured note, 9.00%, 7/15/26	United States	134,000	130,712

Oil, Gas & Consumable Fuels 0.1%
[f,l] American Energy- Permian Basin LLC, senior secured note, 144A, 12.00%, 10/01/24	United States	962,000	120,250

Road & Rail 0.0%†
[l] The Hertz Corp., senior note, 6.25%, 10/15/22	United States	114,000	20,590

Total Corporate Bonds and Notes in Reorganization (Cost $2,731,928)			2,006,226

[h,m]Senior Floating Rate Interests 3.3%
Auto Components 0.0%†
The Goodyear Tire & Rubber Co., 3.20%, (1-Month USD LIBOR + 2.00%), 3/03/25	United States	14,946	14,108

Communications Equipment 0.5%
Riverbed Technology Inc., Term Loan B, 4.25%, (1-Month USD LIBOR + 3.25%), 4/24/22	United States	550,949	479,030

Containers & Packaging 0.0%†
Flex Acquisition Co. Inc., Term Loan B, 4.683%, (1-Month USD LIBOR + 3.25%), 6/29/25	United States	36,553	34,510
Flex Acquisition Holdings Inc., 4.433%, (1-Month USD LIBOR + 3.00%), 12/29/23	United States	2,997	2,894

			37,404

Diversified Consumer Services 0.7%
Advantage Sales & Marketing Inc.,
Term Loan 1L, 4.70%, (1-Month USD LIBOR + 3.25%), 7/23/21	United States	479,442	434,973
Term Loan B2, 4.70%, (1-Month USD LIBOR + 3.25%), 7/23/21	United States	276,371	250,738

			685,711

Diversified Telecommunication Services 1.5%
CenturyLink Inc., 2.424%, (1-Month USD LIBOR + 2.25%), 3/15/27	United States	569,936	548,970
Frontier Communications Corp., Term Loan B1, 5.35%, (1-Month USD LIBOR + 3.75%), 6/17/24	United States	273,993	270,055
Intelsat Jackson Holdings SA,
Term Loan B3, 6.00%, (6-Month USD LIBOR + 3.75%), 11/27/23	United States	281,120	282,524
Term Loan B4, 6.75%, (1-Month USD LIBOR + 4.50%), 1/02/24	United States	16,979	17,140
Term Loan B5, 6.625%, (6-Month USD LIBOR + 6.63%), 1/02/24	United States	329,824	332,958

			1,451,647

Electronic Equipment, Instruments & Components 0.3%
Veritas U.S. Inc., Term Loan B1, 5.95%, (1-Month USD LIBOR + 4.50%), 1/27/23	United States	307,612	288,194

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*		Value
[h,m] Senior Floating Rate Interests (continued)
Specialty Retail 0.3%
PETCO Animal Supplies Inc., Term Loan B1, 4.25%, (3-Month USD LIBOR + 3.25%), 1/26/23	United States	275,949		$193,953
[n] PetSmart Inc., Term Loan B2, 5.00%, (1-Month USD LIBOR + 4.00%), 3/11/22	United States	77,963		76,842

				270,795

Total Senior Floating Rate Interests (Cost $3,271,422)				3,226,889

[o] Credit-Linked Notes (Cost $218,488) 0.2%
[f] ICBC Standard Bank PLC, (Ukraine), 144A, 15.36%, 10/01/21	Ukraine	5,336,000	UAH	202,642

Foreign Government and Agency Securities 5.4%
Government of Argentina, senior note,
6.875%, 1/26/27	Argentina	127,000		46,704
5.875%, 1/11/28	Argentina	291,000		106,960
[e] Government of Bahrain, senior bond, Reg S, 7.00%, 1/26/26	Bahrain	200,000		213,985
[e] Government of Egypt, senior bond, Reg S, 8.70%, 3/01/49	Egypt	200,000		195,768
[e] Government of Germany, senior bond, Reg S, 0.50%, 2/15/25	Germany	94,000	EUR	110,125
[d] Government of Italy, senior note, 2.375%, 10/17/24	Italy	373,000		373,379
Government of Mexico, senior bond,
4.75%, 4/27/32	Mexico	200,000		217,000
5.00%, 4/27/51	Mexico	200,000		215,500
[e] Government of Paraguay, senior bond, Reg S, 4.625%, 1/25/23	Paraguay	421,000		439,945
Government of Russia,
[e] senior bond, Reg S, 5.25%, 6/23/47	Russia	200,000		269,900
senior bond, 6225, 7.25%, 5/10/34	Russia	24,782,000	RUB	403,465
senior note, 6227, 7.40%, 7/17/24	Russia	37,531,000	RUB	583,273
senior note, 6229, 7.15%, 11/12/25	Russia	43,267,000	RUB	675,477
senior note, 6232, 6.00%, 10/06/27	Russia	29,540,000	RUB	439,366
[f] Government of Saudi Arabia, senior bond, 144A, 2.75%, 2/03/32	Saudi Arabia	221,000		220,463
Government of Ukraine,
[f] senior bond, 144A, 4.375%, 1/27/30	Ukraine	110,000		100,404
[e] senior bond, Reg S, 7.375%, 9/25/32	Ukraine	200,000		191,518
[e] senior bond, Reg S, zero cpn., 5/31/40	Ukraine	340,000		292,582
[e] senior note, Reg S, 7.75%, 9/01/22	Ukraine	100,000		101,322

Total Foreign Government and Agency Securities (Cost $5,018,970)				5,197,136

U.S. Government and Agency Securities 1.3%
U.S. Treasury Bond, 2.00%, 2/15/50	United States	197,200		225,505
U.S. Treasury Note,
1.50%, 9/30/24	United States	56,900		59,926
1.75%, 12/31/24	United States	11,000		11,735
0.50%, 3/31/25	United States	38,000		38,367
0.375%, 4/30/25	United States	179,000		179,633
0.50%, 4/30/27	United States	4,000		4,002
0.625%, 5/15/30	United States	694,000		692,143

Total U.S. Government and Agency Securities (Cost $1,204,070)				1,211,311

Asset-Backed Securities and Commercial Mortgage-Backed Securities 50.0%
Diversified Financial Services 29.0%
[f,p] ACIS CLO Ltd., 2014-5A, D, 144A, FRN, 5.027%, (3-Month USD LIBOR + 4.34%), 11/01/26	United States	1,120,000		979,658
[q] Adjustable Rate Mortgage Trust, 2005-4, 3A1, FRN, 4.237%, 8/25/35	United States	68,813		65,847

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financial Services (continued)
Alternative Loan Trust, 2005-J10, 2A4, 6.00%, 10/25/35	United States	439,164	$311,866
[f,q] AMSR Trust, 144A, FRN,
2019-SFR1, H, 6.04%, 1/19/39	United States	750,000	615,485
2019-SFR1, I, 8.976%, 1/19/39	United States	750,000	615,986
[f,p] Ashford Hospitality Trust, 2018-ASHF, E, 144A, FRN, 3.284%, (1-Month USD LIBOR + 3.10%), 4/15/35	United States	1,250,000	967,136
[f,p] Atlas Senior Loan Fund III Ltd., 2017-1A, DR, 144A, FRN, 2.986%, (3-Month USD LIBOR + 2.60%), 11/17/27	United States	1,334,163	999,860
Bear Stearns ALT-A Trust, FRN,
[q] 2004-12, 2A4, 3.68%, 1/25/35	United States	295,376	266,934
[p] 2004-6, B1, 3.018%, (1-Month USD LIBOR + 2.85%), 7/25/34	United States	346,495	335,333
[f,p] BXMT Ltd., 2020-FL2, C, 144A, FRN, 1.834%, (1-Month USD LIBOR + 1.65%), 2/16/37	United States	1,300,000	1,137,750
[f] Castlelake Aircraft Securitization Trust, 2018-1, A, 144A, 4.125%, 6/15/43	United States	567,762	465,083
[q] Chase Mortgage Finance Trust, 2007-A1, 11M1, FRN, 3.653%, 3/25/37	United States	24,513	22,983
Citimortgage Alternative Loan Trust, 2007-A1, 2A1, 5.50%, 1/25/22	United States	31,038	30,523
[f,p] Credit Suisse Mortgage Capital Certificates, 2019-ICE4, A, 144A, FRN, 1.164%, (1-Month USD LIBOR + 0.98%), 5/15/36	United States	425,000	416,467
[f,p] Cutwater 2014-II Ltd., 2017-2A, CR, 144A, FRN, 4.969%, (3-Month USD LIBOR + 3.75%), 1/15/27	United States	1,000,000	855,904
[f,p] CVP Cascade CLO-2 Ltd., 2014-2A, C, 144A, FRN, 4.935%, (3-Month USD LIBOR + 3.80%), 7/18/26	United States	700,000	578,511
Delta Funding Home Equity Loan Trust, 2000-2, M2, 8.86%, 8/15/30	United States	300,895	265,806
[f,p] Goldentree Loan Management US CLO 6 Ltd., 2019-6A, C, 144A, FRN, 3.735%, (3-Month USD LIBOR + 2.60%), 1/20/33	United States	1,000,000	995,418
[f,p] GPMT Ltd., 2019-FL2, D, 144A, FRN, 3.134%, (1-Month USD LIBOR + 2.95%), 2/22/36	United States	1,000,000	853,430
[f,p] Greywolf CLO II Ltd., 2017-1A, BR, 144A, FRN, 3.369%, (3-Month USD LIBOR + 2.15%), 10/15/29	United States	750,000	699,375
GSAA Trust, 2006-7, AF3, 6.22%, 3/25/46	United States	262,680	150,151
[f] GSMSC Pass-Through Trust, 144A, FRN,
[b,p] 2009-4R, 2A3, 0.937%, (1-Month USD LIBOR + 0.45%), 12/26/36	United States	773,748	462,124
[q] 2009-5R, 3A2, 5.50%, 10/26/35	United States	207,282	197,457
[f,p] Hull Street CLO Ltd., 2014-1A, D, 144A, FRN, 4.735%, (3-Month USD LIBOR + 3.60%), 10/18/26	United States	1,130,000	771,045
[f,p] JFIN CLO Ltd., 2017-1A, DR, 144A, FRN, 3.391%, (3-Month USD LIBOR + 2.65%), 3/15/26	United States	650,000	512,226
JPMorgan Mortgage Acquisition Trust, 2007-CH2, AF2, 4.632%, 1/25/37	United States	175,125	125,270
[f,q,r] JPMorgan Mortgage Trust, 144A, IO, FRN,
2019-8, B1X, 1.25%, 3/25/50	United States	820,417	40,554
2019-8, B2X, 1.00%, 3/25/50	United States	1,230,676	48,274
2019-8, B3X, 0.75%, 3/25/50	United States	788,775	23,116
[f,p] KREF Ltd., 2018-FL1, D, 144A, FRN, 2.734%, (1-Month USD LIBOR + 2.55%), 6/15/36	United States	300,000	259,172
MASTR Adjustable Rate Mortgages Trust, FRN,
[q] 2004-10, B1, 3.942%, 10/25/34	United States	540,390	454,920
[p] 2006-OA1, 1A1, 0.378%, (1-Month USD LIBOR + 0.21%), 4/25/46	United States	340,039	296,505
[q] MASTR Alternative Loan Trust, 2007-HF1, 3A1, FRN, 3.371%, 10/25/47	United States	672,094	457,486
[f,p] Morgan Stanley RE-REMIC Trust, 2013-R8, 2B2, 144A, FRN, 1.327%, (1-Month USD LIBOR + 0.42%), 9/26/36	United States	1,008,595	618,326
[f,p] Mountain View CLO Ltd., 2018-1A, DRR, 144A, FRN, 4.869%, (3-Month USD LIBOR + 3.65%), 10/15/26	United States	1,290,000	1,079,925
[f,p] OHA Credit Funding 4 Ltd., 2019-4A, C, 144A, FRN, 3.748%, (3-Month USD LIBOR + 2.65%), 10/22/32	United States	1,500,000	1,499,475
[f] Progress Residential Trust, 2017-SFR2, C, 144A, 3.395%, 12/17/34	United States	350,000	351,979
[f] Sapphire Aviation Finance I Ltd., 2018-1A, B, 144A, 5.926%, 3/15/40	United States	746,997	440,053

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financial Services (continued)
[q] Seasoned Credit Risk Transfer Trust, FRN,
[f] 2016-1, M2, 144A, 3.75%, 9/25/55	United States	500,000	$400,503
2017-3, M1, 4.00%, 7/25/56	United States	40,000	38,905
[f] S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	785,122	661,315
[f,p] STACR Trust, 2018-HRP1, B2, 144A, FRN, 11.918%, (1-Month USD LIBOR + 11.75%), 4/25/43	United States	3,038,769	1,581,320
[f,p] Staniford Street CLO Ltd., 2014-1A, D, 144A, FRN, 4.241%, (3-Month USD LIBOR + 3.50%), 6/15/25	United States	1,160,000	1,069,266
[q] STARM Mortgage Loan Trust, 2007-2, 4A1, FRN, 3.858%, 4/25/37	United States	80,103	59,367
[p] Suntrust Alternative Loan Trust, 2005-1F, 1A1, FRN, 0.818%, (1-Month USD LIBOR + 0.65%), 12/25/35	United States	212,498	171,068
[p] Terwin Mortgage Trust, 2003-6HE, M2, FRN, 2.793%, (1-Month USD LIBOR + 2.63%), 11/25/33	United States	144,756	134,170
[f] Thunderbolt II Aircraft Lease Ltd., 2018-A, A, 144A, 4.147%, 9/15/38	United States	2,664,116	2,325,982
Wells Fargo Alternative Loan Trust, 2007-PA3, 2A2, 6.00%, 7/25/37	United States	163,965	160,288
[q] Wells Fargo Commercial Mortgage Trust, 2018-C48, C, FRN, 5.121%, 1/15/52	United States	900,000	871,203
[q] Wells Fargo Mortgage Backed Securities Trust, 2006-AR13, A2, FRN, 4.694%, 9/25/36	United States	156,984	143,159
[f,p] Westchester CLO Ltd., 2007-1A, E, 144A, FRN, 4.987%, (3-Month USD LIBOR + 4.30%), 8/01/22	United States	671,845	673,576
[f,p] Zais CLO 1 Ltd., 2018-1A, CR, 144A, FRN, 4.629%, (3-Month USD LIBOR + 3.41%), 4/15/28	United States	500,000	392,374

			27,949,909

Metals & Mining 2.8%
[f,p] Palmer Square Loan Funding Ltd., 144A, FRN,
2018-5A, B, 3.035%, (3-Month USD LIBOR + 1.90%), 1/20/27	United States	1,750,000	1,687,221
2019-2A, B, 3.385%, (3-Month USD LIBOR + 2.25%), 4/20/27	United States	1,000,000	978,117

			2,665,338

Mortgage Real Estate Investment Trusts (REITs) 18.2%
[q] American Home Mortgage Assets Trust, 2005-1, 1A1, FRN, 3.958%, 11/25/35	United States	139,676	118,353
[q] Banc of America Mortgage Trust, FRN,
2005-K, 2A1, 3.797%, 12/25/35	United States	211,381	191,723
2005-L, 1A1, 3.743%, 1/25/36	United States	135,918	120,043
2005-L, 3A1, 3.996%, 1/25/36	United States	290,653	257,680
[f,q] BCAP LLC Trust, 2010-RR1, 1A4, 144A, FRN, 3.635%, 3/26/37	United States	278,841	231,305
[q] Bear Stearns ARM Trust, FRN,
2002-11, 1A2, 3.754%, 2/25/33	United States	4,639	4,015
2006-2, 4A1, 3.971%, 7/25/36	United States	51,129	44,450
Citigroup Mortgage Loan Trust, FRN,
[p] 2004-OPT1, M4, 1.173%, (1-Month USD LIBOR + 1.01%), 10/25/34	United States	588,602	509,643
[q] 2007-AR5, 2A1A, 4.194%, 4/25/37	United States	116,387	104,783
[f,p] 2008-RR1, A1A1, 144A, 0.238%, (1-Month USD LIBOR + 0.07%), 1/25/37	United States	670,257	582,114
Countrywide Alternative Loan Trust,
2005-73CB, 1A2, 6.25%, 1/25/36	United States	174,193	175,950
[p] 2005-IM1, A1, FRN, 0.768%, (1-Month USD LIBOR + 0.60%), 1/25/36	United States	151,819	134,527
2006-4CB, 2A3, 5.50%, 4/25/36	United States	77,584	72,934
CS First Boston Mortgage Securities Corp.,
2002-9, 1A2, 7.50%, 3/25/32	United States	472,878	503,954
[q] 2004-AR3, CB2, FRN, 3.776%, 4/25/34	United States	133,842	120,503
[f,p] 2004-CF2, 2M2, 144A, FRN, 1.568%, (1-Month USD LIBOR + 1.40%), 5/25/44	United States	255,239	227,809

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Mortgage Real Estate Investment Trusts (REITs) (continued)
CSMC Mortgage-Backed Trust, 2006-4, 9A1, 6.50%, 5/25/36	United States	813,276	$435,540
[f,q] FHLMC Seasoned Credit Risk Transfer Trust, 2017-2, M1, 144A, FRN, 4.00%, 8/25/56	United States	2,170,000	2,043,290
[f,q] FHLMC Structured Agency Credit Risk Debt Notes, 144A, FRN,
2017-SPI1, M2, 3.978%, 9/25/47	United States	150,000	131,087
2018-SPI1, M2, 3.727%, 2/25/48	United States	693,000	569,123
2018-SPI2, M2, 3.81%, 5/25/48	United States	350,000	296,847
2018-SPI3, B, 4.145%, 8/25/48	United States	249,967	90,870
[q] First Horizon Alternative Mortgage Securities Trust, 2004-AA2, 2A1, FRN, 3.617%, 8/25/34	United States	241,697	230,186
GSR Mortgage Loan Trust,
2004-6F, 2A4, 5.50%, 5/25/34	United States	180,949	184,802
[q] 2005-AR6, B1, FRN, 4.242%, 9/25/35	United States	620,011	529,434
2007-1F, 1A1, 5.00%, 12/25/35	United States	218,742	241,775
Impac CMB Trust,
2004-4, 2A2, 4.864%, 9/25/34	United States	165,182	176,832
[p] 2004-8, 3B, FRN, 2.793%, (1-Month USD LIBOR + 2.63%), 8/25/34	United States	129,209	120,830
[p] 2005-2, 2B, FRN, 2.643%, (1-Month USD LIBOR + 2.48%), 4/25/35	United States	106,516	98,301
[p] 2005-4, 2B1, FRN, 2.643%, (1-Month USD LIBOR + 2.48%), 5/25/35	United States	141,087	128,720
[p] 2005-4, 2M1, FRN, 0.918%, (1-Month USD LIBOR + 0.75%), 5/25/35	United States	164,602	141,896
[p] 2005-8, 2B, FRN, 2.418%, (1-Month USD LIBOR + 2.25%), 2/25/36	United States	127,256	116,466
IndyMac INDX Mortgage Loan Trust, FRN,
[p] 2004-AR14, 2A1A, 0.888%, (1-Month USD LIBOR + 0.72%), 1/25/35	United States	617,531	504,298
[q] 2005-AR21, 4A1, 3.666%, 10/25/35	United States	341,950	308,396
[p] 2006-AR12, A1, 0.358%, (1-Month USD LIBOR + 0.19%), 9/25/46	United States	117,532	101,001
[p] 2006-AR29, A2, 0.248%, (1-Month USD LIBOR + 0.08%), 11/25/36	United States	152,482	134,967
[q] J.P. Morgan Mortgage Trust, FRN,
2007-A2, 2A1, 4.021%, 4/25/37	United States	195,299	170,445
[f] 2019-2, B4, 144A, 4.639%, 8/25/49	United States	587,029	569,708
[f,p] JPMorgan Chase Commercial Mortgage Securities Trust, 2018-ASH8, F, 144A, FRN, 4.184%, (1-Month USD LIBOR + 4.00%), 2/15/35	United States	4,000,000	2,684,370
[q] JPMorgan Mortgage Trust, FRN,
2006-A5, 6A1, 3.656%, 8/25/36	United States	290,755	251,326
2006-A7, 2A3, 3.798%, 1/25/37	United States	132,697	118,012
Lehman Mortgage Trust, 2005-3, 2A3, 5.50%, 1/25/36	United States	76,768	78,202
[q] MASTR Seasoned Securitization Trust, 2004-1, 4A1, FRN, 4.464%, 10/25/32	United States	61,112	58,908
[p] New Century Home Equity Loan Trust, 2003-4, M1, FRN, 1.293%, (1-Month USD LIBOR + 1.13%), 10/25/33	United States	537,690	522,089
[q] Provident Funding Mortgage Loan Trust, FRN,
2003-1, B1, 4.232%, 8/25/33	United States	46,485	42,025
2004-1, B1, 3.988%, 4/25/34	United States	28,845	25,273
[q] RALI Series Trust, FRN,
2005-QA8, NB2, 3.928%, 7/25/35	United States	69,600	59,499
2005-QA8, NB3, 4.909%, 7/25/35	United States	1,314	1,020
[q] RFMSI Trust, 2007-SA2, 3A, FRN, 4.87%, 4/25/37	United States	1,105,117	509,400
[p] Securitized Asset Backed Receivables LLC Trust, 2004-OP2, A2, FRN, 0.868%, (1-Month USD LIBOR + 0.70%), 8/25/34	United States	199,024	176,640
[q] Structured ARM Loan Trust, FRN,
2004-2, 1A1, 4.311%, 3/25/34	United States	126,659	120,581
2004-4, B1, 3.896%, 4/25/34	United States	445,503	391,334
[q] Wachovia Mortgage Loan Trust LLC, 2005-B, 1A1, FRN, 4.256%, 10/20/35	United States	411,915	390,478
[p] WaMu Mortgage Pass-Through Certificates Trust, 2007-OA3, 2A1A, FRN, 2.451%, (1 Year CMT + 0.76%), 4/25/47	United States	57,702	51,400
[p] Washington Mutual Mortgage Pass-Through Certificates, 2006-4, 3A2B, FRN, 0.248%, (1-Month USD LIBOR + 0.08%), 5/25/36	United States	291,498	217,467

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Mortgage Real Estate Investment Trusts (REITs) (continued)
[q] Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, FRN,
2003-AR2, M, 3.213%, 5/25/33	United States	941,089	$846,917
2003-AR3, B1, 3.706%, 6/25/33	United States	258,242	228,824

			17,498,365

Total Asset-Backed Securities and Commercial Mortgage- Backed Securities (Cost $54,894,881)			48,113,612

Municipal Bonds in Reorganization 1.0%
Puerto Rico 1.0%
[l] Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A,
5.50%, 7/01/39	United States	155,000	89,707
5.00%, 7/01/41	United States	225,000	125,156
[l] Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	1,330,000	728,175

Total Municipal Bonds in Reorganization (Cost $873,250)			943,038

	Number of Contracts	Notional Amount#
Options Purchased 0.2%
Calls – Exchange-Traded 0.1%
Energy Transfer LP, July Strike Price $12.00, Expires 7/17/20	210	21,000	630
iShares MSCI Emerging Markets ETF, September Strike Price $39.00, Expires 9/18/20	68	6,800	10,200
MGM Resorts International, January Strike Price $10.00, Expires 1/15/21	105	10,500	87,780

			98,610

Calls – Over-the-Counter 0.0%†
Hertz Global Holdings Inc., Counterparty GSCO, July Strike Price $15.00, Expires 7/17/20	42	4,200	126
Hertz Global Holdings Inc., Counterparty CITI, July Strike Price $15.00, Expires 7/17/20	42	4,200	126

			252

Puts – Exchange-Traded 0.1%
American Airlines Group Inc., August Strike Price $6.00, Expires 8/21/20	27	2,700	2,214
American Airlines Group Inc., November Strike Price $3.00, Expires 11/20/20	3	300	183
American Airlines Group Inc., November Strike Price $4.00, Expires 11/20/20	3	300	276
American Airlines Group Inc., November Strike Price $5.00, Expires 11/20/20	3	300	396
American Airlines Group Inc., January Strike Price $3.00, Expires 1/15/21	3	300	246
American Airlines Group Inc., January Strike Price $4.00, Expires 1/15/21	3	300	360
American Airlines Group Inc., January Strike Price $5.00, Expires 1/15/21	237	23,700	38,394
Bed Bath & Beyond Inc., January Strike Price $4.00, Expires 1/15/21	112	11,200	8,960
The Boeing Co., January Strike Price $100.00, Expires 1/15/21	16	1,600	15,648
Casino Guichard Perrachon SA, December Strike Price 26.00 EUR, Expires 12/19/20	13	1,300	2,222
Hertz Global Holdings Inc., July Strike Price $4.00, Expires 7/17/20	100	10,000	24,250
United Airlines Holdings Inc., June Strike Price $18.00, Expires 6/19/20	42	4,200	840

			93,989

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)
Puts – Over-the-Counter 0.0%†
American Airlines Group Inc., Counterparty JPHQ, November Strike Price $5.00, Expires 11/20/20	135	13,500		$17,820
CoStar Group Inc., Counterparty GSCO, October Strike Price $500.00, Expires 10/16/20	10	1,000		16,000

				33,820

Total Options Purchased (Cost $223,077)				226,671

Total Investments before Short Term Investments (Cost $90,473,316)				83,771,368

	Country	Principal Amount*
Short Term Investments 9.7%
Convertible Bonds 0.3%
Independent Power & Renewable Electricity Producers 0.3%
[f] Clearway Energy Inc., senior note, 144A, 3.25%, 6/01/20	United States	68,000		67,981
[d,f] Nextera Energy Partners LP, senior note, 144A, 1.50%, 9/15/20	United States	164,000		170,135

Total Convertible Bonds (Cost $225,657)				238,116

Corporate Bonds and Notes (Cost $71,648) 0.1%
Specialty Retail 0.1%
L Brands Inc., senior bond, 6.625%, 4/01/21	United States	77,000		76,894

[o] Credit-Linked Notes (Cost $236,651) 0.2%
[f] Citigroup Global Markets Holdings Inc., GMTN, senior note, (Ukraine), 144A, 14.64%, 6/12/20	Ukraine	5,615,461	UAH	203,861

		Shares
Money Market Funds (Cost $5,035,359) 5.2%
[s] Fidelity Investments Money Market Government Portfolio, Institutional, 0.08%	United States	5,035,359		5,035,359

		Principal Amount*
Repurchase Agreements (Cost $3,789,755) 3.9%
[t] Joint Repurchase Agreement, 0.048%, 6/01/20 (Maturity Value $3,789,770)	United States	3,789,755		3,789,755

BNP Paribas Securities Corp. (Maturity Value $2,354,887) Deutsche Bank Securities Inc. (Maturity Value $649,946) HSBC Securities (USA) Inc. (Maturity Value $784,937) Collateralized by U.S. Government Agency Securities, 3.00% – 4.50%, 12/20/49 – 4/20/50; [u]U.S. Treasury Bills, 8/18/20 – 9/22/20; and U.S. Treasury Notes, 2.00% – 2.50%, 2/15/22 – 1/31/24 (valued at $3,867,706)

Total Investments (Cost $99,832,386) 96.7%				93,115,353
Options Written (0.0)%†				(39,813)
Securities Sold Short (10.2)%				(9,852,651)
Other Assets, less Liabilities 13.6%				13,092,731

Net Assets 100.0%				$96,315,620

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Number of Contracts	Notional Amount#		Value

[v] Options Written (0.0)%†
Calls – Exchange-Traded (0.0)%†
Hertz Global Holdings Inc., July Strike Price $15.00, Expires 7/17/20	84	8,400		$(252)
MGM Resorts International, January Strike Price $15.00, Expires 1/15/21	48	4,800		(25,200)
MGM Resorts International, January Strike Price $18.00, Expires 1/15/21	22	2,200		(8,250)
MGM Resorts International, January Strike Price $20.00, Expires 1/15/21	21	2,100		(6,111)

Total Options Written (Premiums Received $26,045)				(39,813)

	Country	Shares
[w] Securities Sold Short (10.2)%
Common Stocks (1.7)%
Airlines (0.0)%†
United Airlines Holdings Inc.	United States	1,033		(28,965)

Automobiles (1.1)%
Tesla Inc.	United States	1,245		(1,039,575)

Consumer Finance (0.1)%
Credit Acceptance Corp.	United States	139		(51,405)

Diversified Telecommunication Services (0.1)%
AT&T Inc.	United States	3,742		(115,478)

Hotels, Restaurants & Leisure (0.0)%†
MGM Resorts International	United States	1,100		(18,898)

Oil, Gas & Consumable Fuels (0.1)%
Continental Resources Inc.	United States	1,742		(21,305)
Occidental Petroleum Corp.	United States	4,213		(54,558)

				(75,863)

Professional Services (0.3)%
CoStar Group Inc.	United States	380		(249,584)

Road & Rail (0.0)%†
Hertz Global Holdings Inc.	United States	13,647		(13,647)

Total Common Stocks (Proceeds $1,280,160)				(1,593,415)

		Principal Amount*
Corporate Bonds and Notes (4.4)%
Aerospace & Defense (0.1)%
Triumph Group Inc., senior note, 7.75%, 8/15/25	United States	170,000		(111,120)

Airlines (0.4)%
[f] Delta Air Lines Inc., senior secured note, 144A, 7.00%, 5/01/25	United States	241,000		(249,342)
[e] Easyjet PLC, E, senior note, Reg S, 1.75%, 2/09/23	United Kingdom	89,000	EUR	(87,034)

				(336,376)

Banks (0.1)%
[g,h,e] China Zheshang Bank Co. Ltd., junior sub. bond, FRN, Reg S, 5.45%, (US 5 Year CMT T-Note + 3.52%), Perpetual	China	72,000		(71,986)

Construction & Engineering (0.3)%
Fluor Corp., senior bond, 3.50%, 12/15/24	United States	233,000		(211,590)
[e] Webuild SpA, senior note, Reg S, 1.75%, 10/26/24	Italy	82,000	EUR	(79,615)

				(291,205)

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*		Value

[w] Securities Sold Short (continued)
Corporate Bonds and Notes (continued)
Containers & Packaging (0.0)%†
[f] Flex Acquisition Co. Inc., senior note, 144A, 7.875%, 7/15/26	United States	18,000		$(18,052)

Diversified Financial Services (0.6)%
Aercap Ireland Capital Dac / Aercap Global Aviation Trust,
senior bond, 3.65%, 7/21/27	Ireland	174,000		(144,918)
senior bond, 3.875%, 1/23/28	Ireland	207,000		(171,043)
senior note, 4.875%, 1/16/24	Ireland	174,000		(155,752)
[g,h,e] Repsol International Finance BV, senior note, FRN, Reg S, 3.875%, (EUR 6 Year Swap + 3.56%), Perpetual	Spain	75,000	EUR	(83,374)

				(555,087)

Diversified Telecommunication Services (0.2)%
Hughes Satellite Systems Corp., senior note, 6.625%, 8/01/26	United States	183,000		(191,603)

Energy Equipment & Services (0.1)%
[e] Saipem Finance International BV, E, senior note, Reg S, 2.625%, 1/07/25	Italy	100,000	EUR	(108,803)

Equity Real Estate Investment Trusts (REITs) (0.1)%
[f] Iron Mountain Inc., senior bond, 144A, 5.25%, 3/15/28	United States	138,000		(140,389)

Food & Staples Retailing (0.1)%
[f] Performance Food Group Inc., senior note, 144A,
5.50%, 6/01/24	United States	51,000		(51,058)
5.50%, 10/15/27	United States	84,000		(82,596)

				(133,654)

Food Products (0.2)%
B&G Foods Inc., senior note,
5.25%, 4/01/25	United States	91,000		(93,740)
5.25%, 9/15/27	United States	58,000		(59,655)

				(153,395)

Hotels, Restaurants & Leisure (0.1)%
MGM Resorts International, senior note, 6.75%, 5/01/25	United States	80,000		(81,600)

Independent Power & Renewable Electricity Producers (0.4)%
NRG Energy Inc.,
[f] senior bond, 144A, 5.25%, 6/15/29	United States	356,000		(388,864)
senior note, 5.75%, 1/15/28	United States	17,000		(18,533)

				(407,397)

Marine (0.2)%
[e] CMA CGM SA, senior note, Reg S,
7.75%, 1/15/21	France	100,000	EUR	(107,245)
6.50%, 7/15/22	France	82,000	EUR	(75,550)

				(182,795)

Media (0.2)%
[f] Diamond Sports Group LLC / Diamond Sports Finance Co., senior note, 144A, 6.625%, 8/15/27	United States	141,000		(85,166)
Meredith Corp., senior note, 6.875%, 2/01/26	United States	77,000		(71,545)
[f] Sinclair Television Group Inc., senior note, 144A, 5.875%, 3/15/26	United States	44,000		(43,222)

				(199,933)

Mortgage Real Estate Investment Trusts (REITs) (0.1)%
[f] Brookfield Property REIT Inc. / BPR Cumulus LLC / BPR Nimbus LLC, senior secured note, 144A, 5.75%, 5/15/26	United States	131,000		(99,867)

Oil, Gas & Consumable Fuels (0.4)%
Occidental Petroleum Corp., senior note, 2.70%, 8/15/22	United States	194,000		(178,422)
[f] Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., senior bond, 144A, 5.50%, 1/15/28	United States	224,000		(200,949)

				(379,371)

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

	Country	Principal Amount*		Value

[w] Securities Sold Short (continued)
Corporate Bonds and Notes (continued)
Professional Services (0.1)%
[e] Teleperformance, senior note, Reg S, 1.875%, 7/02/25	France	100,000	EUR	$(112,529)

Road & Rail (0.1)%
[f] Avis Budget Car Rental LLC / Avis Budget Finance Inc., senior secured note, 144A, 10.50%, 5/15/25	United States	70,000		(78,225)

Software (0.3)%
[f] Veritas U.S. Inc. / Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	United States	312,000		(285,057)

Specialty Retail (0.0)%†
[f] PetSmart Inc., senior note, 144A, 8.875%, 6/01/25	United States	33,000		(32,856)

Wireless Telecommunication Services (0.3)%
[e] Softbank Group Corp., senior bond, Reg S, 5.125%, 9/19/27	Japan	300,000		(299,258)

Total Corporate Bonds and Notes (Proceeds $4,174,393)				(4,270,558)

Foreign Government and Agency Securities (0.2)%
Government of Italy, senior bond, 5.25%, 11/01/29	Italy	63,000	EUR	(93,065)
[e] Italy Treasury Bond, senior bond, Reg S, 5.00%, 3/01/25	Italy	88,000	EUR	(116,105)

Total Foreign Government and Agency Securities (Proceeds $205,904)				(209,170)

U.S. Government and Agency Securities (3.9)%
U.S. Treasury Bond, 2.375%, 11/15/49	United States	1,742,600		(2,148,095)
U.S. Treasury Note,
2.00%, 5/31/24	United States	101,000		(108,052)
1.375%, 1/31/25	United States	37,000		(38,860)
1.125%, 2/28/25	United States	576,000		(598,973)
1.125%, 2/28/27	United States	60,000		(62,572)
0.625%, 3/31/27	United States	167,000		(168,546)
1.50%, 2/15/30	United States	605,300		(654,410)

Total U.S. Government and Agency Securities (Proceeds $3,801,161)				(3,779,508)

Total Securities Sold Short (Proceeds $9,461,618)				$(9,852,651)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and/ or open written option contracts. At May 31, 2020, the aggregate value of these securities and/or cash pledged amounted to $7,533,187, representing 7.8% of net assets.

eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At May 31, 2020, the net value of these securities was $1,985,106, representing 2.1% of net assets.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. At May 31, 2020, the net value of these securities was $44,817,951, representing 46.5% of net assets.

gPerpetual security with no stated maturity date.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(g) regarding loan participation notes.

jIncome may be received in additional securities and/or cash.

kA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

lSee Note 7 regarding defaulted securities.

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

mSee Note 1(j) regarding senior floating rate interests.

nSee Note 10 regarding unfunded loan commitments.

oSee Note 1(h) regarding credit-linked notes.

pThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

qAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

rInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

sThe rate shown is the annualized seven-day effective yield at period end.

tSee Note 1(c) regarding joint repurchase agreement.

uThe security was issued on a discount basis with no stated coupon rate.

vSee Note 1(e) regarding written options.

wSee Note 1(i) regarding securities sold short.

At May 31, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
S&P 500 E-Mini Index	Short	3	$456,300	6/19/20	$(95,833)

Total Futures Contracts					$(95,833)

*As of period end.

At May 31, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Hungarian Forint	JPHQ	Sell	88,085,573	370,716	EUR	6/17/20	$9,434	$(3,072)
Euro	JPHQ	Sell	110,000	122,902		6/17/20	754	—
Euro	JPHQ	Sell	260,716	88,085,573	HUF	6/17/20	4,086	(11,921)
Indonesian Rupiah	JPHQ	Buy	26,332,056,533	1,762,966		6/17/20	35,014	—
Indonesian Rupiah	JPHQ	Sell	26,332,056,533	1,837,915		6/17/20	40,777	(841)
Mexican Peso	JPHQ	Buy	2,183,493	111,642		6/17/20	—	(13,428)
Mexican Peso	JPHQ	Sell	2,183,493	102,200		6/17/20	3,986	—
Russian Ruble	JPHQ	Buy	230,106,193	3,141,581		6/17/20	121,669	—
Russian Ruble	JPHQ	Sell	230,106,193	3,288,837		6/17/20	115,644	(90,057)
South African Rand	JPHQ	Buy	18,459,731	1,107,455		6/17/20	1,449	(59,052)
South African Rand	JPHQ	Sell	18,459,731	1,187,056		6/17/20	137,265	(60)
Thai Baht	JPHQ	Buy	10,882,105	341,025		6/17/20	1,051	—
Thai Baht	JPHQ	Sell	10,882,105	346,895		6/17/20	4,819	—
British Pound	JPHQ	Buy	130,000	161,344		6/30/20	—	(773)
British Pound	JPHQ	Sell	130,000	161,313		6/30/20	742	—
Euro	JPHQ	Buy	360,000	398,463		6/30/20	1,399	—
Euro	JPHQ	Sell	1,970,000	2,176,752		6/30/20	—	(11,383)
Japanese Yen	JPHQ	Buy	480,000	4,409		6/30/20	44	—
Japanese Yen	JPHQ	Sell	12,670,000	116,269		6/30/20	15	(1,282)
Euro	JPHQ	Sell	88,371	97,200		9/16/20	—	(1,125)
Indonesian Rupiah	JPHQ	Sell	14,961,923,656	973,401		9/16/20	—	(36,394)
Russian Ruble	JPHQ	Buy	2,438,338	34,093		9/16/20	89	—
Russian Ruble	JPHQ	Sell	139,334,721	1,897,130		9/16/20	—	(56,131)
Thai Baht	JPHQ	Buy	10,882,105	341,212		9/16/20	783	—
Thai Baht	JPHQ	Sell	10,882,105	341,025		9/16/20	—	(970)

Total Forward Exchange Contracts							$479,020	$(286,489)

Net unrealized appreciation (depreciation)							$192,531

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Annual Payment Rate Received (Paid)	Payment Frequency		Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of Malaysia	(1.00)%	Quarterly		12/20/24	435,000	$(3,662)	$(11,525)	$7,863
Government of Mexico	(1.00)%	Quarterly		6/20/23	186,000	1,195	(26)	1,221
Government of Mexico	(1.00)%	Quarterly		12/20/23	966,000	12,282	(3,881)	16,163
Government of Mexico	(1.00)%	Quarterly		12/20/23	15,000	191	(232)	423
Government of South Africa	(1.00)%	Quarterly		12/20/24	903,000	89,140	26,642	62,498
Government of South Africa	(1.00)%	Quarterly		12/20/24	900,000	88,844	26,654	62,190
Government of South Korea	(1.00)%	Quarterly		6/20/24	602,327	(19,339)	(20,614)	1,275
Government of South Korea	(1.00)%	Quarterly		12/20/24	395,000	(13,500)	(12,919)	(581)
Government of Turkey	(1.00)%	Quarterly		6/20/22	6,000	503	316	187
Government of Turkey	(1.00)%	Quarterly		6/20/24	462,000	73,904	46,375	27,529
Traded Index
CDX.NA.HY.25	(5.00)%	Quarterly		12/20/20	1,284,800	47,585	25,874	21,711
CDX.NA.HY.34	(5.00)%	Quarterly		6/20/25	2,387,500	47,224	66,850	(19,626)
Contracts to Sell Protection[c,d]
Single Name
Government of South Africa	1.00%	Quarterly		12/20/24	184,000	(18,164)	(5,367)	(12,797)	BB+
Government of Turkey	1.00%	Quarterly		12/20/22	136,000	(14,083)	(6,150)	(7,933)	B+

Total Centrally Cleared Swap Contracts						$292,120	$131,997	$160,123

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name			Counterparty
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/25	19,000	9,332	5,861	3,471
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	6/20/25	29,000	14,244	6,978	7,266
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	6/20/20	30,000	324	370	(46)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	6/20/20	50,000	540	740	(200)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	6/20/25	47,000	23,084	11,374	11,710
American Airlines Group Inc.	(5.00)%	Quarterly	FBCO	6/20/20	53,000	572	816	(244)
American Airlines Group Inc.	(5.00)%	Quarterly	FBCO	12/20/24	30,000	14,543	4,005	10,538
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	6/20/20	100,000	1,081	1,481	(400)
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/24	50,000	24,238	6,913	17,325
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/24	39,000	18,906	8,764	10,142
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	6/20/25	46,000	22,592	11,289	11,303
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	6/20/25	47,000	23,085	13,884	9,201
Avis Budget Group, Inc.	(5.00)%	Quarterly	BZWS	12/20/24	27,000	5,329	2,905	2,424
Avis Budget Group, Inc.	(5.00)%	Quarterly	BZWS	12/20/24	27,000	5,329	3,228	2,101
Avis Budget Group, Inc.	(5.00)%	Quarterly	BZWS	12/20/24	45,000	8,882	5,598	3,284
Avis Budget Group, Inc.	(5.00)%	Quarterly	GSCO	12/20/24	27,000	5,329	2,840	2,489
Avis Budget Group, Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	18,000	3,553	2,239	1,314
Avis Budget Group, Inc.	(5.00)%	Quarterly	MSCO	12/20/24	18,000	3,552	1,893	1,659
Beazer Homes USA, Inc.	(5.00)%	Quarterly	BZWS	6/20/25	35,000	(2,287)	6,967	(9,254)
Beazer Homes USA, Inc.	(5.00)%	Quarterly	GSCO	6/20/25	36,000	(2,352)	(1,631)	(721)
Beazer Homes USA, Inc.	(5.00)%	Quarterly	MSCO	6/20/25	36,000	(2,352)	8,049	(10,401)
Best Buy Co. Inc.	(5.00)%	Quarterly	BOFA	12/20/24	45,000	(8,808)	(6,974)	(1,834)
Best Buy Co. Inc.	(5.00)%	Quarterly	BOFA	12/20/24	45,000	(8,808)	(6,748)	(2,060)
Best Buy Co. Inc.	(5.00)%	Quarterly	BZWS	12/20/24	45,000	(8,808)	(7,636)	(1,172)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	12/20/24	135,000	(26,424)	(23,452)	(2,972)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	12/20/24	72,000	(14,093)	(10,651)	(3,442)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	12/20/24	27,000	(5,285)	(3,983)	(1,302)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	12/20/24	19,000	(3,719)	(2,663)	(1,056)

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Best Buy Co. Inc.	(5.00)%	Quarterly	GSCO	6/20/25	81,000	$(17,166)	$(10,168)	$(6,998)
Boyd Gaming Corp.	(5.00)%	Quarterly	GSCO	6/20/25	22,000	(1,206)	784	(1,990)
Boyd Gaming Corp.	(5.00)%	Quarterly	GSCO	6/20/25	21,000	(1,151)	792	(1,943)
Boyd Gaming Corp.	(5.00)%	Quarterly	GSCO	6/20/25	21,000	(1,151)	792	(1,943)
Boyd Gaming Corp.	(5.00)%	Quarterly	MSCO	6/20/25	22,000	(1,206)	694	(1,900)
Carnival Corp.	(1.00)%	Quarterly	BZWS	6/20/23	35,000	8,139	9,739	(1,600)
Carnival Corp.	(1.00)%	Quarterly	BZWS	6/20/23	36,000	8,372	9,816	(1,444)
Carnival Corp.	(1.00)%	Quarterly	CITI	6/20/23	18,000	4,185	4,995	(810)
Carnival Corp.	(1.00)%	Quarterly	CITI	6/20/25	13,000	3,386	3,922	(536)
Carnival Corp.	(1.00)%	Quarterly	FBCO	6/20/23	57,000	13,256	15,610	(2,354)
Carnival Corp.	(1.00)%	Quarterly	GSCO	12/20/20	21,000	1,261	1,016	245
Carnival Corp.	(1.00)%	Quarterly	GSCO	12/20/20	21,000	1,260	2,121	(861)
Carnival Corp.	(1.00)%	Quarterly	GSCO	12/20/20	21,000	1,260	2,447	(1,187)
Carnival Corp.	(1.00)%	Quarterly	GSCO	6/20/23	36,000	8,371	9,377	(1,006)
Carnival Corp.	(1.00)%	Quarterly	GSCO	6/20/23	36,000	8,372	9,859	(1,487)
Carnival Corp.	(1.00)%	Quarterly	GSCO	6/20/25	33,000	8,597	9,957	(1,360)
Carnival Corp.	(1.00)%	Quarterly	GSCO	6/20/25	33,000	8,598	12,099	(3,501)
Carnival Corp.	(1.00)%	Quarterly	JPHQ	12/20/20	11,000	661	594	67
CenturyLink Inc.	(1.00)%	Quarterly	BZWS	12/20/23	63,000	4,089	4,918	(829)
CenturyLink Inc.	(1.00)%	Quarterly	BZWS	12/20/23	63,000	4,089	4,965	(876)
CenturyLink Inc.	(1.00)%	Quarterly	CITI	12/20/23	38,000	2,466	2,914	(448)
CenturyLink Inc.	(1.00)%	Quarterly	CITI	12/20/23	63,000	4,089	5,002	(913)
CenturyLink Inc.	(1.00)%	Quarterly	GSCO	12/20/23	63,000	4,089	4,868	(779)
CenturyLink Inc.	(1.00)%	Quarterly	JPHQ	12/20/23	89,000	5,776	6,971	(1,195)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	GSCO	6/20/25	4,000	893	1,272	(379)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	GSCO	6/20/25	13,000	2,904	4,446	(1,542)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	GSCO	6/20/25	15,000	3,351	5,067	(1,716)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	1,000	223	276	(53)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	4,000	894	1,093	(199)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	13,000	2,904	4,382	(1,478)
Cleveland-Cliffs Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	24,000	5,362	7,096	(1,734)
Devon Energy Corp.	(1.00)%	Quarterly	GSCO	6/20/25	73,000	1,145	7,094	(5,949)
Devon Energy Corp.	(1.00)%	Quarterly	JPHQ	6/20/25	73,000	1,145	7,531	(6,386)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	BZWS	12/20/24	18,000	(363)	805	(1,168)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	BZWS	6/20/25	27,000	(250)	1,061	(1,311)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	BZWS	6/20/25	21,000	(194)	1,337	(1,531)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	BZWS	6/20/25	36,000	(333)	1,950	(2,283)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	GSCO	12/20/24	18,000	(363)	(606)	243
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	GSCO	6/20/25	45,000	(417)	902	(1,319)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	MSCO	12/20/24	45,000	(909)	(859)	(50)
Goodyear Tire & Rubber Co. (The)	(5.00)%	Quarterly	MSCS	6/20/25	50,000	(463)	1,787	(2,250)
Government of Brazil	(1.00)%	Quarterly	BZWS	6/20/25	182,000	14,743	21,434	(6,691)
Government of Italy	(1.00)%	Quarterly	BOFA	6/20/24	233,000	7,030	1,981	5,049
Government of Russia	(1.00)%	Quarterly	BZWS	6/20/25	72,000	520	2,868	(2,348)

34	Annual Report	franklintempleton.com

    FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation) Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Groupe Casino	(5.00)%	Quarterly	BZWS	6/20/22	71,000	EUR	$905	$7,137	$(6,232)
Groupe Casino	(5.00)%	Quarterly	JPHQ	12/20/24	244,000	EUR	19,450	18,923	527
Heidelbergcement AG	(5.00)%	Quarterly	JPHQ	6/20/25	85,000	EUR	(18,415)	(12,589)	(5,826)
Heidelbergcement AG	(5.00)%	Quarterly	JPHQ	6/20/25	43,000	EUR	(9,316)	(6,885)	(2,431)
Heidelbergcement AG	(5.00)%	Quarterly	JPHQ	6/20/25	36,000	EUR	(7,799)	(5,827)	(1,972)
Heidelbergcement AG	(5.00)%	Quarterly	JPHQ	6/20/25	36,000	EUR	(7,800)	(5,568)	(2,232)
Itochu Corp.	(1.00)%	Quarterly	GSCO	6/20/22	17,300,000	JPY	(3,276)	(2,123)	(1,153)
Itochu Corp.	(1.00)%	Quarterly	JPHQ	6/20/22	4,307,000	JPY	(815)	(545)	(270)
JFE Holdings Inc.	(1.00)%	Quarterly	GSCO	6/20/22	5,746,000	JPY	(914)	(727)	(187)
JFE Holdings Inc.	(1.00)%	Quarterly	JPHQ	6/20/22	3,802,000	JPY	(605)	(489)	(116)
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	6/20/24	38,000		23,761	13,079	10,682
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	12/20/24	96,000		61,404	18,995	42,409
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	12/20/24	96,000		61,405	19,879	41,526
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	12/20/24	113,000		72,278	34,080	38,198
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	BZWS	6/20/25	18,000		11,727	7,853	3,874
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	GSCO	9/20/24	68,000		43,033	21,871	21,162
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	GSCO	12/20/24	57,000		36,459	17,191	19,268
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	4,000		2,606	2,500	106
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	MSCO	12/20/24	34,000		21,747	11,308	10,439
K. Hovnanian Enterprises Inc.	(5.00)%	Quarterly	MSCO	6/20/25	5,000		3,257	3,137	120
Kimco Realty Corp.	(1.00)%	Quarterly	JPHQ	6/20/24	121,000		(1,098)	224	(1,322)
Kimco Realty Corp.	(1.00)%	Quarterly	JPHQ	6/20/25	109,000		51	1,818	(1,767)
Kohl’s Corp.	(1.00)%	Quarterly	BOFA	6/20/25	36,000		6,658	7,191	(533)
Kohl’s Corp.	(1.00)%	Quarterly	BZWS	6/20/25	36,000		6,657	6,496	161
Kohl’s Corp.	(1.00)%	Quarterly	BZWS	6/20/25	36,000		6,657	7,250	(593)
Kohl’s Corp.	(1.00)%	Quarterly	BZWS	6/20/25	48,000		8,876	8,261	615
Kohl’s Corp.	(1.00)%	Quarterly	GSCO	12/20/24	278,000		39,938	2,618	37,320
Kohl’s Corp.	(1.00)%	Quarterly	MSCO	12/20/24	221,000		36,469	3,814	32,655
Kohl’s Corp.	(1.00)%	Quarterly	MSCS	12/20/24	24,000		3,448	745	2,703
Lloyds Bank PLC	(1.00)%	Quarterly	BOFA	12/20/22	196,000	EUR	(1,297)	(1,272)	(25)
Lloyds Bank PLC	(1.00)%	Quarterly	GSCO	12/20/23	210,000	EUR	(806)	255	(1,061)
Lloyds Bank PLC	(1.00)%	Quarterly	GSCO	6/20/24	127,000	EUR	(3,368)	807	(4,175)
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	12/20/22	196,000	EUR	(1,298)	(1,383)	85
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	12/20/23	67,000	EUR	(257)	791	(1,048)
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	12/20/24	121,000	EUR	3,268	3,313	(45)
Marubeni Corp.	(1.00)%	Quarterly	CITI	6/20/25	4,807,000	JPY	(1,206)	1,446	(2,652)
Marubeni Corp.	(1.00)%	Quarterly	GSCO	6/20/22	27,269,000	JPY	(4,732)	(2,768)	(1,964)
Marubeni Corp.	(1.00)%	Quarterly	JPHQ	6/20/22	6,291,000	JPY	(1,092)	(675)	(417)
Marubeni Corp.	(1.00)%	Quarterly	JPHQ	6/20/25	2,404,000	JPY	(603)	622	(1,225)
MBIA Inc.	(5.00)%	Quarterly	BZWS	6/20/22	23,000		(369)	(558)	189
MBIA Inc.	(5.00)%	Quarterly	CITI	6/20/22	36,000		(578)	(2,423)	1,845
MBIA Inc.	(5.00)%	Quarterly	GSCO	6/20/22	21,000		(337)	(1,118)	781

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
MBIA Inc.	(5.00)%	Quarterly	GSCO	6/20/25	10,000		$172	$ 301	$ (129)
MBIA Inc.	(5.00)%	Quarterly	JPHQ	6/20/21	269,000		(6,126)	(9,000)	2,874
MBIA Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	143,000		1,390	(18,366)	19,756
MBIA Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	14,000		240	(58)	298
Mitsui O.S.K. Lines Ltd.	(1.00)%	Quarterly	JPHQ	6/20/22	9,678,000	JPY	(1,207)	(305)	(902)
Mitsui O.S.K. Lines Ltd.	(1.00)%	Quarterly	JPHQ	6/20/22	3,618,000	JPY	(451)	(114)	(337)
NRG Energy Inc.	(5.00)%	Quarterly	GSCO	6/20/24	24,000		(3,929)	(3,391)	(538)
Petroleo Brasileiro S/A
Petrobras	(1.00)%	Quarterly	BZWS	6/20/25	73,000		10,516	13,568	(3,052)
Petroleo Brasileiro S/A
Petrobras	(1.00)%	Quarterly	CITI	6/20/25	49,000		7,059	9,108	(2,049)
Simon Property
Group LP	(1.00)%	Quarterly	JPHQ	12/20/24	434,000		24,873	(10,425)	35,298
Simon Property
Group LP	(1.00)%	Quarterly	MSCO	12/20/24	340,000		19,486	(7,574)	27,060
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	12/20/23	12,747,000	JPY	4,005	3,970	35
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/24	6,374,000	JPY	2,471	1,854	617
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/24	12,747,000	JPY	4,943	4,027	916
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/24	25,494,000	JPY	9,885	6,603	3,282
Softbank Group Corp.	(1.00)%	Quarterly	CITI	6/20/24	12,746,000	JPY	4,942	3,978	964
Softbank Group Corp.	(1.00)%	Quarterly	GSCO	12/20/23	12,747,000	JPY	4,005	3,734	271
Softbank Group Corp.	(1.00)%	Quarterly	GSCO	12/20/23	12,747,000	JPY	4,005	3,892	113
Staples Inc.	(5.00)%	Quarterly	GSCO	12/20/24	25,000		6,399	1,171	5,228
Staples Inc.	(5.00)%	Quarterly	GSCO	6/20/25	180,000		49,268	4,467	44,801
Staples Inc.	(5.00)%	Quarterly	MSCO	12/20/24	60,000		15,357	1,480	13,877
Suedzucker AG	(1.00)%	Quarterly	JPHQ	6/20/25	109,000	EUR	1,574	5,060	(3,486)
Telecom Italia SpA	(1.00)%	Quarterly	BZWS	6/20/25	213,000	EUR	15,691	30,401	(14,710)
Transdigm Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	49,000		(2,962)	735	(3,697)
Transocean Inc.	(5.00)%	Quarterly	BZWS	6/20/22	2,000		812	32	780
Transocean Inc.	(5.00)%	Quarterly	FBCO	12/20/24	146,000		76,833	85,665	(8,832)
Transocean Inc.	(5.00)%	Quarterly	FBCO	6/20/25	132,000		70,288	85,046	(14,758)
Transocean Inc.	(5.00)%	Quarterly	GSCO	6/20/22	23,000		9,336	463	8,873
Transocean Inc.	(5.00)%	Quarterly	GSCO	6/20/23	34,000		16,762	(1,360)	18,122
Transocean Inc.	(5.00)%	Quarterly	GSCO	6/20/23	43,000		21,200	(877)	22,077
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	48,000		25,260	6,609	18,651
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	239,000		125,774	18,621	107,153
Transocean Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	4,000		2,105	610	1,495
Transocean Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	138,000		72,623	21,077	51,546
Transocean Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	100,000		52,626	55,513	(2,887)
Transocean Inc.	(5.00)%	Quarterly	MSCO	12/20/24	20,000		10,525	2,878	7,647
TUI AG	(5.00)%	Quarterly	FBCO	12/20/21	100,000	EUR	20,122	6,194	13,928
Unisys Corp.	(5.00)%	Quarterly	BZWS	12/20/24	19,000		(1,895)	(2,837)	942
Unisys Crop.	(5.00)%	Quarterly	CITI	12/20/24	19,000		(1,895)	(2,926)	1,031
Unisys Crop.	(5.00)%	Quarterly	CITI	12/20/24	19,000		(1,895)	(2,794)	899
US Steel Corp.	(5.00)%	Quarterly	BZWS	6/20/25	22,000		6,636	6,813	(177)
US Steel Corp	(5.00)%	Quarterly	BZWS	6/20/25	22,000		6,635	7,658	(1,023)
US Steel Corp.	(5.00)%	Quarterly	CITI	6/20/25	22,000		6,635	6,699	(64)
US Steel Corp.	(5.00)%	Quarterly	GSCO	6/20/25	22,000		6,635	7,658	(1,023)
US Steel Corp.	(5.00)%	Quarterly	GSCO	6/20/25	36,000		10,858	9,942	916
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	22,000		6,636	7,021	(385)
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	59,000		17,795	16,285	1,510
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	73,000		22,018	18,736	3,282

36	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
US Steel Corp.	(5.00)%	Quarterly	MSCO	6/20/25	15,000	$4,524	$5,371	$(847)
US Steel Corp.	(5.00)%	Quarterly	MSCO	6/20/25	22,000	6,635	6,695	(60)
US Steel Corp.	(5.00)%	Quarterly	MSCO	6/20/25	36,000	10,858	9,618	1,240
Contracts to Sell Protection[c,d]
Single Name
American Airlines Group Inc.	5.00%	Quarterly	CITI	12/20/20	36,000	(8,758)	(6,896)	(1,862)	CCC
American Airlines Group Inc.	5.00%	Quarterly	GSCO	12/20/20	36,000	(8,758)	(6,661)	(2,097)	CCC
Occidental Petroleum Corp.	1.00%	Quarterly	BZWS	9/20/21	167,000	(14,584)	(38,923)	24,339	BB+
Occidental Petroleum Corp.	1.00%	Quarterly	BZWS	9/20/21	36,000	(3,143)	(7,126)	3,983	BB+
Occidental Petroleum Corp.	1.00%	Quarterly	CITI	6/20/21	25,000	(1,723)	(4,811)	3,088	BB+
Occidental Petroleum Corp.	1.00%	Quarterly	JPHQ	6/20/21	20,000	(1,378)	(3,156)	1,778	BB+

Total OTC Swap Contracts						$1,359,618	$756,064	$603,554

Total Credit Default Swap Contracts						$1,651,738	$888,061	$763,677

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

At May 31, 2020, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.75%	Quarterly	6/20/20	1,500,000		$ (32,307)
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.75%	Quarterly	9/18/21	1,500,000		(26,122)
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.75%	Quarterly	3/18/22	1,100,000		(27,764)
Receive Fixed 5.49% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/15/22	8,585,811	MXN	5,219
Receive Fixed 5.08% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/11/25	204,068	MXN	(91)
Receive Fixed 5.85% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/11/25	7,389,290	MXN	8,362
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 2.25%	Quarterly	6/20/28	1,100,000		(224,901)
Receive Fixed 6.98% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/05/30	8,325,446	MXN	28,851

Total Interest Rate Swap Contracts					$(268,753)

*In U.S. dollars unless otherwise indicated.

franklintempleton.com	Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2020, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Unamortized Upfront Payments (Receipts)	Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Equity Contracts – Long[a]
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/07/20	$6,290	$ —	$ 708
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/09/20	809	—	78
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/14/20	2,422	—	273
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/15/20	1,766	—	201
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/15/20	347	—	39
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/19/20	1,424	—	157
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/20/20	13,238	—	1,426
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/21/20	1,301	—	99
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/21/20	2,199	—	214
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/23/20	988	—	66
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/26/20	365	—	20
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/27/20	1,540	—	80
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	10/28/20	1,881	—	105
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	11/03/20	18,876	—	3,201
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	BZWS	2/17/21	1,897	—	17
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	BZWS	2/19/21	3,210	—	(50)
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	BZWS	2/22/21	227	—	(4)
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	3/04/21	7,036	—	241
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	3/04/21	27,062	—	505
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	3/05/21	15,291	—	521
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	3/10/21	8,467	—	249
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	3/11/21	27,315	—	922
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	3/11/21	13,131	—	(63)
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	3/15/21	14,066	—	(138)
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	3/15/21	33,991	—	792
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	3/15/21	1,246	—	4
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	3/15/21	8,540	—	1,179
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	3/15/21	50,469	—	8,507
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	4/01/21	34,272	—	6,362
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	4/28/21	2,779	—	232
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	4/29/21	3,722	—	253
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/03/21	5,648	—	376
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/04/21	2,440	—	327
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/04/21	3,583	—	351
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/05/21	1,364	—	174
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/06/21	3,072	—	268
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/07/21	682	—	75
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/10/21	1,134	—	95
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/11/21	2,026	—	125
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/18/21	3,492	—	280
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/19/21	2,615	—	111
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/20/21	7,220	—	323
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/21/21	7,165	—	378
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/24/21	903	—	39
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/27/21	1,212	—	38
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	5/31/21	3,678	—	(6)

							29,150

Interest Rate Contracts – Long[a]
Government of Indonesia	3-Month LIBOR + 1.00%	Monthly	BOFA	5/18/21	384,829	—	4,150
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	DBAB	6/15/32	666,915	—	(46,881)
Government of Ukraine	—	Monthly	BOFA	7/08/20	—	412,879	(48,472)

							(91,203)

Total Total Return Swap Contracts							$(62,053)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 11 regarding other derivative information.

See Abbreviations on page 58.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

May 31, 2020

Franklin K2 Long Short Credit Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$96,042,631
Cost – Unaffiliated repurchase agreements	3,789,755

Value – Unaffiliated issuers	$89,325,598
Value – Unaffiliated repurchase agreements	3,789,755
Cash	83,169
Restricted cash for OTC derivatives (Note 1f)	940,000
Foreign currency, at value (cost $256,391)	281,050
Receivables:
Investment securities sold	3,429,461
Capital shares sold	105,095
Dividends and interest	520,803
Affiliates	29,970
Deposits with brokers for:
Securities sold short	9,027,238
OTC derivative contracts	220,000
Futures contracts	36,000
Centrally cleared swap contracts	551,765
Due from brokers	1,029,828
OTC swap contracts (upfront payments $1,500,814)	1,416,864
Unrealized appreciation on OTC forward exchange contracts	479,020
Unrealized appreciation on OTC swap contracts	846,727
Unrealized appreciation on unfunded loan commitments (Note 10)	45,376
Other assets	129

Total assets	112,157,848

Liabilities:
Payables:
Investment securities purchased	3,585,522
Capital shares redeemed	45,286
Management fees	59,979
Distribution fees	6,413
Variation margin on futures contracts	585
Variation margin on centrally cleared swap contracts	18,144
Deposits from brokers for:
OTC derivative contracts	940,000
Due to brokers	224,057
OTC swap contracts (upfront receipts $294,377)	247,921
Options written, at value (premiums received $26,045)	39,813
Securities sold short, at value (proceeds $9,461,618)	9,852,651
Unrealized depreciation on OTC forward exchange contracts	286,489
Unrealized depreciation on OTC swap contracts	305,226
Accrued expenses and other liabilities	230,142

Total liabilities	15,842,228

Net assets, at value	$96,315,620

Net assets consist of:
Paid-in capital	$102,468,502
Total distributable earnings (loss)	(6,152,882)

Net assets, at value	$96,315,620

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2020

Franklin K2 Long Short Credit Fund

Class A:

Net assets, at value	$20,212,395

Shares outstanding	2,049,378

Net asset value per sharea	$9.86

Maximum offering price per share (net asset value per share ÷ 94.50%)	$10.43

Class C:

Net assets, at value	$2,881,681

Shares outstanding	297,362

Net asset value and maximum offering price per sharea	$9.69

Class R:

Net assets, at value	$169,202

Shares outstanding	17,325

Net asset value and maximum offering price per share	$9.77

Class R6:

Net assets, at value	$5,238

Shares outstanding	531

Net asset value and maximum offering price per share	$9.87

Advisor Class:

Net assets, at value	$73,047,104

Shares outstanding	7,396,369

Net asset value and maximum offering price per share	$9.88

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2020

Franklin K2 Long Short Credit Fund

Investment income:
Dividends:
Unaffiliated issuers	$524,206
Interest: (net of foreign taxes)~
Unaffiliated issuers	5,490,334

Total investment income	6,014,540

Expenses:
Management fees (Note 3a)	2,215,832
Distribution fees: (Note 3c)
Class A	76,908
Class C	29,188
Class R	974
Transfer agent fees: (Note 3e)
Class A	31,528
Class C	3,301
Class R	222
Class R6	346
Advisor Class	101,440
Custodian fees (Note 4)	79,345
Reports to shareholders	37,324
Registration and filing fees	87,227
Professional fees	205,145
Trustees’ fees and expenses	43,058
Dividends and interest on securities sold short	582,604
Security borrowing fees	120,687
Other	65,297

Total expenses	3,680,426
Expense reductions (Note 4)	(47,979)
Expenses waived/paid by affiliates (Note 3f)	(545,987)

Net expenses	3,086,460

Net investment income	2,928,080

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,543,732)
Written options	93,398
Foreign currency transactions	32,338
Forward exchange contracts	4,286
Futures contracts	45,156
Securities sold short	2,354,179
Swap contracts	184,799

Net realized gain (loss)	1,170,424

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(8,965,379)
Translation of other assets and liabilities denominated in foreign currencies	(120,891)
Forward exchange contracts	208,413
Written options	(6,743)
Futures contracts	(83,178)
Securities sold short	(741,880)
Swap contracts	679,719

Net change in unrealized appreciation (depreciation)	(9,029,939)

Net realized and unrealized gain (loss)	(7,859,515)

Net increase (decrease) in net assets resulting from operations	$(4,931,435)

~ Foreign taxes withheld on interest	$676

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin K2 Long Short Credit Fund

	Year Ended May 31,

	2020	2019
Increase (decrease) in net assets:

Operations:
Net investment income	$2,928,080	$3,762,777
Net realized gain (loss)	1,170,424	306,833
Net change in unrealized appreciation (depreciation)	(9,029,939)	(199,299)

Net increase (decrease) in net assets resulting from operations	(4,931,435)	3,870,311

Distributions to shareholders:
Class A	(849,841)	(1,424,776)
Class C	(56,967)	(100,011)
Class R	(5,574)	(5,804)
Class R6	(14,013)	(7,008)
Advisor Class	(2,791,426)	(2,656,330)

Total distributions to shareholders	(3,717,821)	(4,193,929)

Capital share transactions: (Note 2)
Class A	(6,100,444)	(17,059,204)
Class C	170,969	409,512
Class R	17,268	5,307
Class R6	(180,366)	221,435
Advisor Class	(6,973,581)	41,498,540

Total capital share transactions	(13,066,154)	25,075,590

Net increase (decrease) in net assets	(21,715,410)	24,751,972
Net assets:

Beginning of year	118,031,030	93,279,058

End of year	$96,315,620	$118,031,030

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Long Short Credit Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncer-

franklintempleton.com	Annual Report	43

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

tainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At May 31, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the

44	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on May 29, 2020.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/ or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are

franklintempleton.com	Annual Report	45

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate and equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

46	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

f. Restricted Cash

At May 31, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

g. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

h. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counter-parties to fulfill their obligations under the contracts.

i. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

j. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

k. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain

franklintempleton.com	Annual Report	47

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

k. Income and Deferred Taxes (continued)

tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

l. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

m. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

48	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

2. Shares of Beneficial Interest

At May 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2020		2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	1,136,532	$11,916,755	518,127	$5,443,153
Shares issued in reinvestment of distributions	40,491	420,700	49,211	498,509
Shares redeemed	(1,793,471)	(18,437,899)	(2,195,001)	(23,000,866)

Net increase (decrease)	(616,448)	$(6,100,444)	(1,627,663)	$(17,059,204)

Class C Shares:
Shares sold	97,563	$996,165	176,881	$1,824,644
Shares issued in reinvestment of distributions	5,569	56,967	10,021	100,011
Shares redeemed[a]	(87,629)	(882,163)	(147,058)	(1,515,143)

Net increase (decrease)	15,503	$170,969	39,844	$409,512

Class R Shares:
Shares sold	5,832	$60,909	1,059	$10,958
Shares issued in reinvestment of distributions	483	4,975	533	5,358
Shares redeemed	(5,065)	(48,616)	(1,066)	(11,009)

Net increase (decrease)	1,250	$17,268	526	$5,307

Class R6 Shares:
Shares sold	23,094	$242,849	22,273	$233,301
Shares issued in reinvestment of distributions	1,350	14,013	642	6,497
Shares redeemed	(46,241)	(437,228)	(1,782)	(18,363)

Net increase (decrease)	(21,797)	$(180,366)	21,133	$221,435

Advisor Class Shares:
Shares sold	5,690,910	$58,760,489	5,072,991	$52,995,139
Shares issued in reinvestment of distributions	198,394	2,061,319	166,635	1,688,016
Shares redeemed	(6,798,288)	(67,795,389)	(1,263,815)	(13,184,615)

Net increase (decrease)	(908,984)	$(6,973,581)	3,975,811	$41,498,540

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to K2 Advisors of 1.60% per year of the average daily net assets of the Fund.

Prior to March 1, 2020, the Fund paid an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund. The subadvisory fees are paid by K2 Advisors and is not an additional expense of the Fund. Each subadvisor is compensated for managing its respective portion of the average daily net assets of the Fund.

Subadvisors

Apollo Credit Management LLC

Chatham Asset Management, LLC

Ellington Global Asset Management, L.L.C.

Emso Asset Management Limited

Medalist Partners, LP

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund. The fee is paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,176
CDSC retained	$946

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reim-

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

burses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2020, the Fund paid transfer agent fees of $136,837 of which $45,757 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, expenses related to securities sold short, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 1.65%, and Class R6 does not exceed 1.59% based on the average net assets of each class until September 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to March 1, 2020, expenses (excluding certain fees and expenses as previously disclosed) for each class of the Fund were limited to 1.95% and expenses for Class R6 were limited to 1.89% based on the average net assets of each class.

Prior to October 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 1.93% based on the average net assets of the class.

g. Other Affiliated Transactions

At May 31, 2020, Franklin Resources, Inc. owned 20.0% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended May 31, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$3,717,821	$3,552,269
Long term capital gains	—	641,660

Total distributions paid	$3,717,821	$4,193,929

At May 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$91,674,783

Unrealized appreciation	$4,134,169
Unrealized depreciation	(11,040,186)

Net unrealized appreciation (depreciation)	$(6,906,017)

Distributable earnings
Undistributed ordinary income	$898,385

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from the capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2020, aggregated $174,998,340 and $165,949,643, respectively.

7. Credit Risk and Defaulted Securities

At May 31, 2020, the Fund had 33.9% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $2,949,264, representing 3.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
923	Acosta Inc.	12/31/19	$8,144	$8,144
745	Acosta Inc., cvt. Pfd.	12/31/19	50,262	50,262
947	[a]One Call Corp.	10/28/19	113,545	106,011
3,821	[a]One Call Corp., cvt. Pfd.	10/28/19	458,341	427,927

Total Restricted Securities (Value is 0.6% of Net Assets)			$630,292	$592,344

aThe Fund also invests in unrestricted securities of this issuer, valued at $ 450,294 as of May 31, 2020.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations. Funded portions of credit agreements are presented in the Statement of Investments.

At May 31, 2020, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Areas, Term Loan B1	$ 34,447
Pacific Gas & Electric, Term Loan	105,116
PetSmart Inc., Term Loan B1	225,521
Refresco Group, Term Loan B1	7,292
Verisure Holding, Term Loan L	68,956

$441,332

11. Other Derivative Information

At May 31, 2020, the investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$42,432	[a]	Variation margin on centrally cleared swap contracts	$311,185	[a]
	OTC swap contracts (upfront payments)	412,879
	Unrealized appreciation on OTC swap contracts	4,150		Unrealized depreciation on OTC swap contracts	95,353
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	479,020		Unrealized depreciation on OTC forward exchange contracts	286,489
Credit contracts	Variation margin on centrally cleared swap contracts	201,060	[a]	Variation margin on centrally cleared swap contracts	40,937	[a]
	OTC swap contracts (upfront payments)	1,003,985		OTC swap contracts (upfront receipts)	247,921
	Unrealized appreciation on OTC swap contracts	813,166		Unrealized depreciation on OTC swap contracts	209,612
Equity contracts	Investments in securities, at value	226,671	[b]	Options written, at value	39,813
	Unrealized appreciation on OTC swap contracts	29,411		Unrealized depreciation on OTC swap contracts	261
				Variation margin on futures contracts	95,833	[a]

Totals		$3,212,774			$1,327,404

a This amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

b Purchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

11. Other Derivative Information (continued)

For the year ended May 31, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Investments	$ (8,020)[a]
	Futures contracts	(33,127)	Futures contracts	$ 12,891
	Swap contracts	1,338	Swap contracts	(245,990)
Foreign exchange contracts	Forward exchange contracts	4,286	Forward exchange contracts	208,413
Credit contracts	Swap contracts	735,421	Swap contracts	855,700
Equity contracts	Investments	(437,471)[a]	Investments	(46,009)[a]
	Written options	93,398	Written options	(6,743)
	Futures contracts	78,283	Futures contracts	(96,069)
	Swap contracts	(551,960)	Swap contracts	70,009

Totals		$(117,852)		$ 752,202

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended May 31, 2020, the average month end notional amount of options, futures contracts and swap contracts represented 430,650 shares/units, $512,583 and $28,907,256, respectively. The average month end contract value of forward exchange contracts was $12,322,002.

At May 31, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$ 479,020	$286,489
Options Purchased	34,072	—
Swap Contracts	2,263,591	553,147
Total	$2,776,683	$839,636

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received [a,b]	Cash Collateral Received [a]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 431,250	$ (67,918)	$ —	$ —	$ 363,332
BZWS	479,497	(113,428)	—	(366,069)	—
CITI	70,211	(29,430)	—	—	40,781
DBAB	—	—	—	—	—
FBCO	221,802	(26,188)	—	—	195,614
GSCO	598,866	(128,560)	—	(410,000)	60,306
JPHQ	343,368	(130,239)	(38,486)	—	174,643
JPHQ[d]	476,820	—	—	—	476,820
MSCO	149,634	(21,691)	—	—	127,943
MSCS	5,235	(2,250)	—	—	2,985
Total	$2,776,683	$(519,704)	$(38,486)	$(776,069)	$1,442,424

At May 31, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	[c]	Cash Collateral Pledged [a]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 67,918	$ (67,918)	$ —		$ —	$ —
BZWS	113,428	(113,428)	—		—	—
CITI	29,430	(29,430)	—		—	—
DBAB	46,881	—	—		(46,881)	—
FBCO	26,188	(26,188)	—		—	—
GSCO	128,560	(128,560)	—		—	—
JPHQ	130,239	(130,239)	—		—	—
JPHQ[d]	273,051	—	—		—	273,051
MSCO	21,691	(21,691)	—		—	—
MSCS	2,250	(2,250)	—		—	—
Total	$839,636	$(519,704)	$ —		$(46,881)	$273,051

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bAt May 31, 2020, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

cSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

dRepresents derivatives not subject to an ISDA master agreement.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 58.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2020, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of May 31, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$2,230,759	$79,011	$592,344	[c]	$2,902,114
Convertible Bonds	—	1,296,834	—		1,296,834
Corporate Bonds and Notes	—	18,444,895	—		18,444,895
Corporate Bonds and Notes in Reorganization	—	2,006,226	—		2,006,226
Senior Floating Rate Interests	—	3,226,889	—		3,226,889
Credit-Linked Notes	—	202,642	—		202,642
Foreign Government and Agency Securities	—	5,197,136	—		5,197,136
U.S. Government and Agency Securities	—	1,211,311	—		1,211,311
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	47,651,488	462,124		48,113,612
Municipal Bonds in Reorganization	—	943,038	—		943,038
Options Purchased	192,599	34,072	—		226,671
Short Term Investments	5,035,359	4,308,626	—		9,343,985
Total Investments in Securities	$7,458,717	$84,602,168	$1,054,468		$93,115,353

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments:
Forward Exchange Contracts	$—	$479,020	$—	$479,020
Swap Contracts	—	1,090,219	—	1,090,219
Unfunded Loan Commitments	—	45,376	—	45,376
Total Other Financial Instruments	$—	$1,614,615	$—	$1,614,615
Liabilities:
Other Financial Instruments:
Options Written	$39,813	$—	$—	$39,813
Securities Sold Short[a]	1,593,415	8,259,236	—	9,852,651
Futures Contracts	95,833	—	—	95,833
Forward Exchange Contracts	—	286,489	—	286,489
Swap Contracts	—	657,348	—	657,348
Total Other Financial Instruments	$1,729,061	$9,203,073	$—	$10,932,134

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at May 31, 2020.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At May 31, 2020, the reconciliation of assets, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into (Out of) Level 3	[a]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments[b]	$ —	$ —	$ —	$ 630,292	[c]	$ —	$ —	$(37,948)	$ 592,344	[c]	$(37,948)
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	—	—	462,124		—	—	—	462,124		—
Total Investments in Securities	$ —	$ —	$ —	$1,092,416		$ —	$ —	$(37,948)	$1,054,468		$(37,948)

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common and convertible preferred stocks.

cIncludes securities determined to have no value at May 31, 2020.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of May 31, 2020, are as follows:

Description	Fair Value at End of year		Valuation Technique	Unobservable Inputs	Amount/ Range	Impact to Fair Value if input Increases	[a]

Assets:
Investments in Securities:
Equity Investments[b]	$ 533,938		Discounted cash flow	Discount rate	9.8% - 11.8%	Decrease	[c]

				Exit multiple	9.0x - 11.0x	Increase	[c]

			Market comparables	EV / Revenue multiple	1.3x - 1.5x	Increase	[c]

				EV / EBITDA multiple	11.0x - 13.0x	Increase	[c]

			Market transaction	EV / EBITDA multiple	11.5x - 13.5x	Increase	[c]

All Other Investments[d]	520,530	[e]

Total	$1,054,468

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and convertible preferred stocks.

cRepresents a significant impact to fair value and net assets.

dIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

eIncludes securities determined to have no value at May 31, 2020.

Abbreviations List

EBITDA     Earnings before interest, taxes, depreciation and amortization

EV              Enterprise value

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations Counterparty		Currency		Selected Portfolio		Index
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt	CDX.NA.HY	CDX North
BZWS	Barclays Bank PLC	HUF	Hungarian Forint	ARM	Adjustable Rate Mortgage		America
CITI	Citigroup, Inc.	JPY	Japanese Yen	CLO	Collateralized Loan Obligation		High Yield
DBAB	Deutsche Bank AG	MXN	Mexican Peso	CMT	Constant Maturity Treasury Index		Index
FBCO	Credit Suisse Group AG	RUB	Russian Ruble	ETF	Exchange Traded Fund
GSCO	The Goldman Sachs Group, Inc.	UAH	Ukraine Hryvnia	FHLMC	Federal Home Loan Mortgage Corp.
JPHQ	JP Morgan Chase & Co.	USD	United States Dollar	FRN	Floating Rate Note
MSCO	Morgan Stanley			GO	General Obligation
MSCS	Morgan Stanley Capital			IO	Interest Only
	Services LLC			LIBOR	London InterBank Offered Rate
				PIK	Payment In-Kind
				REIT	Real Estate Investment Trust
				SFR	Single Family Revenue

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin K2 Long Short Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin K2 Long Short Credit Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the statement of investments, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 8, 2015 (commencement of operations) through May 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin K2 Long Short Credit Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 8, 2015 (commencement of operations) through May 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

July 27, 2020

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Tax Information (unaudited)

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $919,439 as short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended May 31, 2020.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson	Trustee since 2011 and Chairperson since January 2020	30	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999- present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	30	Hess Midstream LP (oil and gas midstream infrastructure) (2017- present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	30	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	11	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001- 2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	140	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	51	None

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Madison S. Gulley (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, FASA, LLC; Executive Vice President, Franklin Advisers, Inc., Franklin Templeton Institutional, LLC, Templeton Global Advisors Limited and Templeton Investment Counsel, LLC; Executive Vice President, Alternative Strategies, K2 Advisors, LLC and K2/D&S Management Co., LLC; Senior Vice President, Franklin Templeton Companies, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2011. He currently serves as a Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and

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Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Shareholder Information

Board Approval of Investment

Management Agreement and

Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Long Short Credit Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 14, 2020, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Apollo Credit Management, LLC

Chatham Asset Management, LLC

Ellington Global Asset Management, L.L.C.

EMSO Asset Management Limited Medalist Partners, LP

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Interim Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Interim Chief Compliance Officer with respect thereto. The Board also noted that it received an annual report on all payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FTI complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broad-ridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such

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Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because some of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”). While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Interim Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation.

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The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management, (5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Interim Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Interim Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board

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also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in September 2015, the trustees reviewed the investment performance of the Fund for the one– through four-year periods ended December 31, 2019.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional specialty fixed income funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2019 and total returns in the second-best performing quintile for the three-year period ended December 31, 2019 and total returns in the best performing quintile for the four-year period ended December 31, 2019. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In this regard, and following on-going discussions with the independent trustees with respect to the investment management fees and expense ratio of the Fund, the trustees took into account the reduction of the investment management fee from 1.90% to 1.60% proposed by management, as well as the proposed reduction in the cap in the fee waiver and expense limitation arrangement from 1.95% to 1.65%. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board also considered the reductions negotiated by K2 Advisors in the sub-advisory fees charged by the Sub-Advisers, including the addition of breakpoints in the sub-advisory fee schedules of certain Sub-Advisors. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

SHAREHOLDER INFORMATION

and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect (as modified on the terms set forth above), and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which preceded the date of the new fee structure noted above and which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of both its Base Expense Group and Alternate Expense Group. The Fund’s total expenses were also in the most expensive quintile of both its Base Expense Group and Alternate Expense Group.

Noting (i) that under the new few structure the comparative expense results would have improved, (ii) the factors and limitations with respect to the Broadridge Section 15(c) Report (including the inclusion of single-manager funds in both peer groups), and (iii) factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2019, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

SHAREHOLDER INFORMATION

The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	71

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin K2 Long Short Credit Fund

Investment Manager	Distributor	Shareholder Services

K2/D&S Management Co., L.L.C.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN®/342-5236

franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.		948 A 07/20

Item 2.   Code of Ethics.

(a)   The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f)   Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.   Audit Committee Financial Expert.

(a) (1)   The Registrant has an audit committee financial expert serving on its audit committee.

((2)   The audit committee financial experts are Edward I. Altman, Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.   Principal Accountant Fees and Services.

(a)            Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $253,213 for the fiscal year ended May 31, 2020 and $328,925 for the fiscal year ended May 31, 2019.

(b)            Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)            Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $14,987 for the fiscal year ended May 31, 2020 and $9,827 for the fiscal year ended May 31,

2019. The services for which these fees were paid included identifying passive foreign investment companies to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $71,000 for the fiscal year ended May 31, 2020 and $89,484 for the fiscal year ended May 31, 2019. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d)            All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1)   The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)      pre-approval of all audit and audit related services;

(ii)     pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2)   None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)   No disclosures are required by this Item 4(f).

(g)   The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $85,987 for the fiscal year ended May 31, 2020 and $99,311 for the fiscal year ended May 31, 2019.

(h)   The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.   Controls and Procedures.

(a)   Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment
Company.	N/A

Item 13.   Exhibits.

(a) (1)   Code of Ethics

(a) (2)   Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b)    Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN ALTERATIVE STRATEGIES FUNDS

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date July 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date July 31, 2020

By	/S/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date July 31, 2020